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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

General Moly, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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General Moly, Inc.
1726 Cole Blvd., Suite 115
Lakewood, Colorado 80401

November 7, 2017
Dear Stockholder:

        You are invited to attend General Moly's special meeting of stockholders. The meeting will be held on December 15, 2017, at 9:00 a.m., local Colorado time, at the Denver West Office Park, Building 22—Room 130, 1726 Cole Blvd., Lakewood, Colorado 80401.

        At the meeting, stockholders will vote on a number of important matters. Please take the time to carefully read each of the proposals described in the attached proxy statement.

        Your vote is important. Whether or not you plan to attend the meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign and date the enclosed proxy card and promptly return it in the enclosed postage paid return envelope so that your shares will be represented at the meeting.

        Please note that pursuant to NYSE rules, brokers are not permitted to vote your shares on proposals for any non-routine matters if you have not given your broker specific instructions on how to vote your shares. PLEASE BE SURE TO GIVE SPECIFIC VOTING INSTRUCTIONS TO YOUR BROKER SO THAT YOUR VOTES CAN BE COUNTED.

        We look forward to seeing those of you who will be able to attend the meeting.

Sincerely,

Bruce D. Hansen Chief Executive Officer and Chief Financial Officer

General Moly, Inc.
1726 Cole Blvd., Suite 115
Lakewood, Colorado 80401

Notice of Special Meeting of Stockholders
To be Held on December 15, 2017

November 7, 2017

Dear Stockholder:

        We are pleased to invite you to attend the Special Meeting of Stockholders (the "Special Meeting") of General Moly, Inc. (the "Company"), which will be held at 9:00 a.m., local Colorado time, on December 15, 2017, at the Denver West Office Park, Building 22—Room 130, 1726 Cole Blvd., Lakewood, Colorado 80401. The meeting will be held to:

  •
  approve the issuance of shares of our common stock in connection with a transaction in which the total shares issued represent more than 20% of our outstanding common stock, and may be issued at a discount to the greater of book or market value of our common stock;

  •
  approve the ratification of equity awards granted since December 12, 2016, and

  •
  act on such other matters as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record on the books of the Company at the close of business on October 31, 2017, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the Special Meeting and at any postponements or adjournments thereof. A complete list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders during normal business hours at our corporate headquarters at 1726 Cole Boulevard, Suite 115, Lakewood, Colorado 80401 during the 10 days before our Special Meeting and at the Special Meeting.

        It is important that your shares be represented at the Special Meeting regardless of the size of your holdings. Whether or not you expect to attend the Special Meeting, please complete, date and sign the enclosed proxy and return it in the enclosed postage paid return envelope, which does not require postage if mailed in the United States. If you choose to attend the Special Meeting, you may still vote your shares in person even though you have previously returned your proxy. If your shares are held in a bank or brokerage account, please refer to the materials provided by your bank or broker for voting instructions. The proxy is revocable at any time prior to its use.

Sincerely,

Michael K. Branstetter
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
SPECIAL STOCKHOLDER MEETING TO BE HELD ON DECEMBER 15, 2017

        The Company's proxy statement and form of proxy card are available at: www.generalmoly.com.

Page
PURPOSE OF THE SPECIAL MEETING	1
Shares Outstanding and Voting Rights	1
VOTING SECURITIES AND PRINCIPAL HOLDERS	4
PROPOSAL 1—APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN CONNECTION WITH A TRANSACTION IN WHICH THE TOTAL SHARES ISSUED REPRESENT MORE THAN 20% OF OUR OUTSTANDING COMMON STOCK, AND MAY BE ISSUED AT A DISCOUNT TO THE GREATER OF BOOK OR MARKET VALUE OF OUR COMMON STOCK	7
Execution of the Amer Transaction and Tranche 1 Closing	7
Later Amendments to the Purchase Agreement and Warrant	8
Third Amendment to the Purchase Agreement and Tranche 2 Closing	8
NYSE American Private Placement Rule	9
Effect on Existing Stockholders	9
Vote Required	9
Recommendation	9
PROPOSAL 2—RATIFICATION OF EQUITY AWARDS GRANTED SINCE DECEMBER 12, 2016	10
General	10
Requested Stockholder Approval	11
Vote Required	12
Recommendation	12
EXPLANATORY NOTE	13
COMPENSATION DISCUSSION AND ANALYSIS	14
Executive Summary	14
Executive Compensation Philosophy and Objectives	16
Our Executive Compensation Process	17
Elements of Compensation and 2016 Compensation Decisions	17
Employment/Change of Control Agreements	22
Individual Executive Officers and the CEO	22
SUMMARY COMPENSATION TABLE	23
GRANTS OF PLAN-BASED AWARDS	24
Compensation Arrangements and Employment Agreements	24
OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016	25
OPTION/SAR EXERCISES AND STOCK VESTED DURING 2016	26
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL	27
Employment Agreements and Stay Agreements	27
Change of Control—Employment Agreements	32
2006 Equity Incentive Plan	32
Severance and Change in Control Payments	32
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL ON DECEMBER 31, 2016	33
DIRECTOR COMPENSATION	33
Director and Secretary Compensation Program	35
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	35
WHERE YOU CAN FIND MORE INFORMATION	35
ADDITIONAL STOCKHOLDER INFORMATION	36
Stockholder Proposals and Recommendations for Director Nominees for the 2018 Annual Meeting	36
Householding	36
Annual Report	36
Other Matters	36
ANNEX A—INVESTMENT AND SECURITIES PURCHASE AGREEMENT, AS AMENDED	A-i

i

General Moly, Inc.
1726 Cole Blvd., Suite 115
Lakewood, Colorado 80401

PROXY STATEMENT
Relating to
Special Meeting of Stockholders
To be held on December 15, 2017

        We are sending this proxy statement to the holders of our common stock, $0.001 par value, in connection with the solicitation by our Board of Directors (the "Board") of proxies to be voted at the General Moly, Inc. (the "Company," "we," or "us," or "our") Special Meeting of Stockholders (the "Special Meeting") to be held on December 15, 2017 at 9:00 a.m., local Colorado time, at the Denver West Office Park, Building 22—Room 130, 1726 Cole Blvd., Lakewood, Colorado 80401, and any postponements or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This proxy statement and the accompanying proxy card are first being mailed to our stockholders on or about November 7, 2017.

        A proxy card is enclosed for your use. The Board requests that you sign, date, and return it in the enclosed postage paid return envelope, which does not require postage if mailed in the United States. Your execution of the enclosed proxy will not affect your right as a stockholder to attend the Special Meeting and to vote in person.

PURPOSE OF THE SPECIAL MEETING

        At the Special Meeting, stockholders entitled to vote will be asked to consider and take action on the following matters:

  •
  approve the issuance of shares of our common stock in connection with a transaction in which the total shares issued represent more than 20% of our outstanding common stock, and may be issued at a discount to the greater of book or market value of our common stock;

  •
  approve the ratification of equity awards granted since December 12, 2016; and

  •
  act on such other matters as may properly come before the meeting or any adjournment thereof.

Your vote is important. We are requesting that you complete, sign and date the enclosed proxy card and mail it promptly in the enclosed postage paid return envelope, which does not require postage if mailed in the United States. Shares cannot be voted at the meeting unless the owner is present to vote or is represented by proxy.

Shares Outstanding and Voting Rights

        Record Date; Quorum.    Our Board has fixed the close of business on October 31, 2017, as the record date for the purpose of determining stockholders of the Company entitled to notice of and to vote at the Special Meeting. At the close of business on that date, we had 125,802,023 issued and outstanding shares of common stock. A majority of votes that could be cast by holders of all outstanding shares of stock entitled to vote will constitute a quorum for the transaction of business at the Special Meeting. Proxies that are submitted, whether voted for or against, abstentions, broker non-votes, or otherwise, on at least one item will be treated as present for all matters considered at the meeting, and will be counted for determining whether we have a quorum, however, broker non-votes are not deemed eligible to vote on items as to which they have no authorization to vote.

        Solicitation of Proxies.    The accompanying proxy is solicited on behalf of our Board and the entire cost of solicitation will be borne by us. Following the original mailing of the proxies and soliciting materials, our directors, officers and employees may solicit proxies by mail, telephone, facsimile or other electronic means of communication, or personal interviews. We will request brokers, custodians, nominees, and other record holders to forward copies of the proxies and soliciting materials to persons for whom they hold shares of the Company and to request authority for the exercise of proxies. In such cases, the Company will reimburse such holders for their reasonable expenses. The Company has retained Alliance Advisors LLC to perform proxy management services in preparation for the Special Meeting. Alliance Advisors' services will include consulting with General Moly regarding all aspects of proxy solicitation and management; and (b) if requested, contacting banks, brokers and proxy intermediaries to determine the quantity of documents needed in connection with the meeting, and distributing appropriate quantities of such documents. Fees for Alliance Advisors' services are $9,090. General Moly may request additional services on an as needed basis.

        If you have additional questions, need assistance in submitting your proxy or voting your shares of our Common Stock, or need additional copies of the Proxy Statement or the enclosed proxy card, please contact Alliance Advisors LLC.

Alliance Advisors LLC
200 Broadacres Drive, 3rd Floor, Bloomfield, NJ 07003
855-928-4487
Banks and Brokers Call: (973) 873-7700

        Revocation of Proxy.    Any proxy delivered in the accompanying form may be revoked by the person executing the proxy by either (1) providing our Corporate Secretary with a later-dated proxy prior to the Special Meeting or presenting a later-dated proxy at the Special Meeting, (2) providing our Corporate Secretary a written revocation prior to the Special Meeting, or (3) attending the Special Meeting and voting in person.

        How Proxies will be Voted.    Assuming a quorum is present, proxies received by our Board in the accompanying form will be voted at the Special Meeting as specified by the person giving the proxy. All shares represented by a valid proxy will be voted at the discretion of the proxy holders on any other matters that may properly come before the meeting. The Board, however, does not know of any matters to be considered at the meeting other than those specified in the Notice of Special Meeting.

        Required Votes.    The affirmative vote of the holders of a majority of the shares entitled to vote that are present in person or represented by proxy is required to approve, each of Proposals 1 and 2.

        Effect of Abstentions and Broker Non-Votes.    Abstentions may be specified and will be counted as present for the purposes of each of Proposals 1 and 2. For purposes of determining whether Proposals 1 and 2 have received the requisite vote, an abstention by a stockholder will have the same effect as a vote against the proposal.

        Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares if (1) the broker holds the shares in a fiduciary capacity, or (2) the broker is acting pursuant to the rules of any national securities exchange of which it is a member. On certain routine matters, brokers may, at their discretion, vote shares on behalf of their customers. Each of Proposals 1 and 2 are considered a non-routine matter for which brokers are not permitted to vote shares without customer direction. Therefore, brokers are not permitted to vote shares for Proposals 1 or 2 without customer direction. Therefore, we urge you to give voting instructions to your broker on both proposals. Shares that are not voted by a broker given the absence of customer direction are called "broker non-votes." Broker non-votes will have no direct effect on whether any proposal is approved.

        Voting Power.    Holders of our common stock are entitled to one vote for each share held.

 VOTING SECURITIES AND PRINCIPAL HOLDERS

        The following table sets forth information as of October 31, 2017, regarding the ownership of our common stock by:

  •
  each person who is known by us to own more than 5% of our shares of common stock;

  •
  each of our named executive officers and directors; and

  •
  all of our current executive officers and directors as a group.

        For the purposes of the information provided below, beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (the "SEC"), and for each person includes shares of our common stock that person has the right to acquire within 60 days following October 31, 2017, upon exercise of options, stock appreciation rights or warrants.

        Except as indicated in the footnotes to the tables below, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

        We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control. We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

 BENEFICIAL OWNERSHIP

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class(2)
Stockholders Holding 5% or More:
AMER International Group Co., Ltd(3)	27,967,479	22.2%
Hanlong (USA) Mining Investment, Inc.
Hanlong Resources Ltd
Sichuan Hanlong Group Co., Ltd
Geng Liu
YiFan Liu
XiaoPing Liu
Xue Yang
Nelson F. Chen(4)	11,843,341	9.4%
APERAM
AMO Holding 7 S.A.(5)	8,256,699	6.6%
F. Steven Mooney(6)	10,000,000	7.4%
Executive Officers:
Bruce D. Hansen(7)	5,205,869	4.1%
Robert I. Pennington(8)	1,298,962	1.0%
R. Scott Roswell(9)	490,252	*
Amanda Corrion	59,182	*
Directors (not including Chief Executive Officer):
Ricardo M. Campoy	202,506	*
Mark A. Lettes	147,700	*
Gary A. Loving(10)	598,648	*
Gregory P. Raih(11)	195,000	*
Tong Zhang(3)	28,039,465	22.3%
Directors and executive officers as a group (9 persons)(12)	36,237,584	28.2%

*
Less than 1%.

(1)
The address for each of our directors and officers, other than Mr. Zhang, is c/o General Moly, Inc., 1726 Cole Blvd., Suite 115, Lakewood, Colorado 80401. The address for Mr. Zhang is 29/F, Block A, East Pacific International Center, 7888th Shenzhen Blvd., Shenzhen, 518040, China.

(2)
Based on 125,802,023 shares of our common stock outstanding as of October 31, 2017. In accordance with SEC rules, percent of class as of October 31, 2017, is calculated for each person and group by dividing the number of shares beneficially owned by such person or group by the sum of the total number of shares of our stock outstanding, plus the number of shares exercisable by that person or group within 60 days of October 31, 2017.

(3)
AMER and Mr. Zhang share the power to vote, direct the vote, dispose and direct the disposition of all shares shown as beneficially owned by AMER. All of the voting and investment power with respect to shares held in the name of AMER have been delegated to Mr. Zhang. The address for both AMER and Mr. Zhang is 29/F, Block A, East Pacific International Center, 7888th Shenzhen Blvd., Shenzhen, 518040, China.

(4)
Based on a Schedule 13D/A jointly filed with the SEC on March 10, 2014, by Hanlong (USA) Mining Investments, Inc. ("Hanlong USA") and a Form 4/A filed on February 12, 2013. All of the voting and investment power with respect to shares held in the name of Hanlong USA have been delegated to Mr. Chen. The address for Hanlong USA is Suite 6303-04, 63/F., Central Plaza, 18 Harbour Road, Wanchai, Hong Kong. The shares that are directly owned by Hanlong USA are also indirectly beneficially owned by each of Hanlong Resources, Sichuan Hanlong, Geng Liu, YiFan Liu, XiaoPing Liu, and Xue Yang. The Form 4/A does not indicate whether any of such persons exercises any power to vote, direct the vote, dispose or direct the disposition of the shares shown as indirectly beneficially owned by them. The addresses for each such person (other than Hanlong USA and Mr. Chen which are above) are: (a) in the case of Hanlong Resources, Suite 6303-04, 63/F, Central Plaza, 18 Harbour Road, Wanchai, Hong Kong; and (b) in the case of Sichuan Hanlong, Geng Liu, YiFan Liu Xiaoping Liu, and Xue Yang, 20F, Hongda Building, No. 2 East Jin Li Road, Chengdu, Sichuan 610041, China.

(5)
Based on a Schedule 13G filed with the SEC on January 28, 2011, by APERAM and AMO Holding 7 S.A. and a Form 3 filed with the SEC on January 28, 2011, by APERAM. According to such Form 3, on January 25, 2011, the Board of Directors of ArcelorMittal S.A. ("ArcelorMittal") and APERAM each approved the transfer of the assets comprising ArcelorMittal's stainless and specialty steels business from its carbon steel and mining business to APERAM, a separate entity incorporated in the Grand Duchy of Luxembourg. Following such transfer, AMO Holding 7 S.A. became a wholly owned subsidiary of APERAM. APERAM and AMO Holding 7 S.A. share voting and disposition power for all shares shown as beneficially owned by them. The addresses for APERAM and AMO Holding 7 S.A., respectively, are 12C, rue Guillaume Kroll L-1882 Luxembourg, Grand Duchy of Luxembourg and 19, Avenue de la Liberté, L-2930 Luxembourg, Grand Duchy of Luxembourg.

(6)
Based on a Schedule 13G/A filed with the SEC on February 9, 2016, by Mr. Mooney. Includes 5,000,000 shares that would be received upon conversion of a Senior Convertible Note which is currently convertible and 5,000,000 shares that would be received upon exercise of a warrant which is currently exercisable.

(7)
Includes 750,000 shares that would be received upon conversion of a Senior Convertible Note that is currently convertible and 1,500,000 shares that would be received upon exercise of a warrant which is currently exercisable.

(8)
Includes 145,000 shares of unvested performance-based restricted stock that was granted and previously reported on Form 4 but not yet issued, 158,000 shares held by Robert Pennington Dolores R. Pennington P/ADM Mineral Development LLC Dated 10/15/2007, of which Mr. Pennington is the sole member, and 150,000 shares that would be received upon exercise of a warrant which is currently exercisable.

(9)
Includes 13,260 shares held in Mr. Roswell's individual retirement account and 60,000 shares that would be received upon exercise of a warrant which is currently exercisable.

(10)
Includes 100,000 shares that would be received upon conversion of a Senior Convertible Note that is currently convertible and 200,000 shares that would be received upon exercise of a warrant which is currently exercisable.

(11)
Includes 35,000 shares held in Mr. Raih's individual retirement account.

(12)
Includes 145,000 shares of restricted stock, 850,000 shares that would be received upon conversion of Senior Convertible Notes which are currently convertible and 2,010,000 shares that would be received upon exercise of warrants which are currently exercisable.

PROPOSAL 1
APPROVAL OF THE ISSUANCE OF SHARES OF OUR COMMON STOCK IN CONNECTION WITH A TRANSACTION IN WHICH THE TOTAL SHARES ISSUED REPRESENT MORE THAN 20% OF OUR OUTSTANDING COMMON STOCK, AND MAY BE ISSUED AT A DISCOUNT TO THE GREATER OF BOOK OR MARKET VALUE OF OUR COMMON STOCK

        We are seeking approval of the issuance of certain shares of common stock to Amer International Group Co., Ltd. ("Amer"), under the Investment and Securities Purchase Agreement, as amended ("Purchase Agreement"), described below, for purposes of the Private Placement Rule (as defined below).

        The transactions described in this subsection are further described in our periodic filings with the SEC, including our Current Reports on Form 8-K filed on April 21, 2015, December 1, 2015, April 18, 2017, June 20, 2017, July 18, 2017, August 10, 2017, October 2, 2017, and October 16, 2017. We refer you to those filings, and the documents filed therewith, and incorporate them by reference into this Proxy Statement. See "Where You Can Find Additional Information" below.

        The discussion herein is qualified in its entirety by the full text of the Purchase Agreement, which is attached to this Proxy Statement as Appendix A and is incorporated herein by reference.

  Execution of the Amer Transaction and Tranche 1 Closing

        On April 17, 2015, we announced the execution of the Purchase Agreement with Amer, under which Amer agreed to (1) acquire an equity interest in the Company by purchasing shares of our common stock and warrants, and (2) assist the Company in obtaining a loan from one or more prime Chinese banks to fund our share of costs related to the development of the Mt. Hope Project (the "Loan"), of approximately $700 million, including providing a guarantee of the Loan. Because the shares of common stock and warrants issuable to Amer under the Purchase Agreement were anticipated to exceed 20% of the Company's outstanding common stock at a price below the greater of book or market value of the Company's common stock on the date the Purchase Agreement was signed, the Company sought stockholder approval of the issuance of common stock and warrants to Amer. The Company's stockholders approved the issuances under the Purchase Agreement at the 2015 Annual Meeting of Stockholders held on June 30, 2015.

        On November 2, 2015, the Company and Amer entered into an amendment to the Purchase Agreement, pursuant to which the parties agreed to a three tranche closing structure to the transactions contemplated by the Purchase Agreement, in lieu of the single tranche closing structure that had originally been contemplated under the Purchase Agreement.

        On November 24, 2015, the parties closed the first tranche of investment under the Purchase Agreement (the "Tranche 1 Closing"), pursuant to which Amer invested $4 million in the Company in exchange for 13,333,333 shares of the Company's common stock, at a price of $0.30 per share, and warrants to purchase 80,000,000 shares of common stock at $0.50 per share. The warrants were issued pursuant to a Common Stock Purchase Warrant executed by the Company and Amer (the "Warrant"). Pursuant to its original terms, the Warrant was exercisable at any time commencing on the date the Company first draws down funds under the Loan (the "Commencement Date"), and expiring on the earlier of (a) the sixty (60) month anniversary of the Commencement Date or (b) April 17, 2017 (the twenty-four (24) month anniversary of the Purchase Agreement), if the Loan documentation was not executed by that date.

        In addition, at the Tranche 1 Closing, Amer and the Company entered into a Stockholder Agreement (the "Stockholder Agreement") pursuant to which Amer was permitted to immediately nominate one member of the Company's Board of Directors, as well as additional directors following the completion of the third tranche closing under the Purchase Agreement, and drawdown of a senior secured loan, respectively. Amer designated Tong Zhang to serve as a director of the Company pursuant to this provision. The Stockholder Agreement also governs Amer's acquisition and transfer of shares of the Company's common stock.

        Also at the Tranche 1 Closing, Amer and the Company entered into an Expense Reimbursement Agreement (the "Expense Reimbursement Agreement") pursuant to which the Company agreed to deposit $2 million into a joint account (the "Joint Account") to cover anticipated Mt. Hope financing costs and other jointly sourced business development opportunities.

  Later Amendments to the Purchase Agreement and Warrant

        As the April 17, 2017 expiration date of the Warrant approached, the Company and Amer discussed potential amendments to the agreements between them, supportive of their existing strategic partnership. While longer-term modifications were being negotiated, the parties entered into short-term amendments to the Warrant extending the deadline for satisfaction of all conditions to vesting of the Warrant. The Warrant amendments were executed on April 17, 2017 (extending the deadline to June 17, 2017), June 16, 2017 (extending the deadline to July 17, 2017) and July 16, 2017 (extending the deadline to August 17, 2017).

        On August 7, 2017, the Company and Amer entered into a Second Amendment (the "Second Amendment") to the Purchase Agreement. The Second Amendment accelerates the closing of Tranche 2 of Amer's investment under the Purchase Agreement by removing certain conditions to closing related to minimum molybdenum prices and the reissuance of water permits for the Company's Mt. Hope Project in Nevada. Under the Second Amendment, Tranche 2 will consist of $6,000,000 of shares of the Company's common stock, priced at the volume weighted average price for the 30-day period ending August 7, 2017, or $0.41 per share, for a total of 14.6 million common shares. The Tranche 2 closing was originally expected to occur on or about September 30, 2017.

        The Second Amendment also revised the conditions to the closing of Tranche 3 of Amer's investment. Tranche 3 will consist of $10,000,000 of shares of the Company's common stock, priced at $0.50 per share. The Tranche 3 closing will be conditioned on either (1) the completion by Company and Amer of a mutually agreed acquisition involving more than 10 million shares of the Company's common stock as consideration; or (2) the reissuance of the Mt. Hope water permits. Tranche 3 must close by the later of March 31, 2018 or 90 days after the earlier occurrence of one of the foregoing conditions.

        Also on August 7, 2017, the Company and Amer entered into a fourth amendment to the Warrant, which extends the deadline for satisfaction of all conditions to vesting of the Warrant from August 17, 2017 to the third anniversary of the reissuance of the Record of Decision for the Mt. Hope Project.

  Third Amendment to the Purchase Agreement and Tranche 2 Closing

        Effective September 30, 2017, the Company and Amer entered into a Third Amendment (the "Third Amendment") to the Purchase Agreement. The Third Amendment extended the date to close Tranche 2 of Amer's investment under the Purchase Agreement to October 16, 2017, due to unanticipated process delays. All other provisions of the Purchase Agreement remained unchanged.

        On October 13, 2017, the Company and Amer closed the second tranche (the "Tranche 2 Closing") under the Purchase Agreement. In the Tranche 2 Closing, Amer invested $6 million in the Company in exchange for 14,634,146 shares of the Company's common stock, at a price of $0.41 per share. As required by the Purchase Agreement, upon the Tranche 2 Closing, the Company deposited $500,000 into the Joint Account.

  NYSE American Private Placement Rule

        Under Section 713(a)(ii) of the Company Guide of the NYSE American LLC (formerly known as the NYSE MKT), on which our common stock is traded, prior stockholder approval is required for the sale, issuance, or potential issuance of common stock (or securities convertible into common stock) equal to 20% or more of the outstanding common stock for less than the greater of book or market value of the stock (the "Private Placement Rule"). We previously obtained stockholder approval of the issuance of shares under the Purchase Agreement at the 2015 Annual Meeting of Stockholders held on June 30, 2015. However, the amendments to the Purchase Agreement have significantly altered the timing and conditions of Amer's investment. The 20 million shares of common stock issuable to Amer in Tranche 3 under the Purchase Agreement will be priced at $0.50 per share, which may be less than the closing price of our common stock at the time of issuance, and which, together with all shares issued under the Purchase Agreement, will exceed 20% of our common stock outstanding. Accordingly, the Private Placement Rule may apply to the transactions contemplated by the Purchase Agreement as amended, and we are seeking your approval of Proposal 1 in order to ensure we have satisfied the requirements of the Private Placement Rule.

  Effect on Existing Stockholders

        Issuance of shares of common stock under the Purchase Agreement will have a dilutive effect on the ownership percentage of the Company's existing stockholders. If our stockholders approve Proposal 1, the transaction will comply with the NYSE American listing rules. However, significant conditions precedent to the closing of Tranche 3 remain, as described above. If we are able to satisfy the other conditions to closing of Tranche 3 and the Loan Agreement, we expect the development of the Mt. Hope Project will be substantially funded.

        If our stockholders fail to approve the proposal, we may seek to restructure the Tranche 3 investment again, or we may decide to proceed with the closing of Tranche 3, as the application of the Private Placement Rule to amended Tranche 3 is unclear. If we proceed with the closing, we may face penalties, including the possibility of the delisting of our common stock by the NYSE American if it determines that the previous stockholder approval of the Purchase Agreement no longer applies to Tranche 3 as amended, and therefore that we have violated the Private Placement Rule. If our common stock is delisted from the NYSE American, the liquidity of your investment in our common stock will be negatively affected, and you may find it difficult to sell your shares at an attractive price or at all. The Company may also face increased difficulty in obtaining financing, including the Loan, and in hiring and retaining executive officers and employees.

        The Board believes it is in the best interest of the Company to issue shares of common stock to Amer under Tranche 3 of the Purchase Agreement. The Board expects that the Loan Agreement that is a part of the Amer transaction will further our efforts to complete construction of the Mt. Hope Project and commence commercial production. In addition, the future exercise of the Warrant for cash will result in additional proceeds to the Company.

  Vote Required

        The approval of the issuance of shares of our common stock in connection with a transaction in which the total shares issued represent more than 20% of our common stock currently outstanding, at a price that may be less than the greater of book or market value of our common stock, requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting, either in person or by proxy. Abstentions will have the effect of a vote against the proposal. Broker "non-votes" will have no effect with respect to the proposal.

  Recommendation

        The Board of Directors unanimously recommends that stockholders vote FOR Proposal 1. If not otherwise specified, proxies will be voted FOR Proposal 1.

 PROPOSAL 2
RATIFICATION OF EQUITY AWARDS GRANTED SINCE DECEMBER 12, 2016

        We are seeking ratification by our stockholders of equity awards granted under our 2006 Equity Incentive Plan, as amended and restated (the "2006 Plan"), after December 12, 2016, including awards to directors and executive officers. All such awards were timely disclosed in the appropriate periods in our periodic reports on Form 10-Q and Form 10-K, in our annual proxy statements and in each recipient's Section 16 filings, as applicable.

General

        The 2006 Plan was approved by our Board on February 25, 2010 and by our stockholders on May 13, 2010. An additional amendment to the 2006 Plan, increasing the number of shares that may be issued thereunder, was approved by our Board on March 13, 2016 and by our stockholders on June 8, 2016. The 2006 Plan authorizes the Board, or a committee of the Board, to issue or transfer up to an aggregate of 14,600,000 shares of common stock, of which 5,043,019 remain available for issuance as of the Record Date. Awards under the 2006 Plan may include incentive stock options, non-statutory stock options, restricted stock units, restricted stock awards, and stock appreciation rights ("SARs"). At the option of the Board, SARs may be settled with cash, shares, or a combination of cash and shares. The Company settles the exercise of other stock-based compensation with newly issued common shares.

        Section 14(a) of the 2006 Plan provides that the 2006 Plan shall terminate "on the day before the tenth anniversary of the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is later." The 2016 amendment did not modify the 2006 Plan's termination date. Accordingly, the term of the 2006 Plan will expire on May 12, 2020, the tenth anniversary of the date on which it was approved by our stockholders. The full text of the 2016 Plan was attached as Annex A to the Company's 2010 Proxy Statement. However, the 2010 Proxy Statement, in summarizing the proposed 2006 Plan, also stated that no stock awards would be made under the 2006 Plan after December 12, 2016, a reference to the tenth anniversary of the original adoption of the 2006 Plan. This statement, along with the rest of the summary of the proposed 2006 Plan in the 2010 Proxy Statement, was qualified in its entirety by reference to the text of the 2006 Plan, including its statement that the 2016 Plan would terminate on the day before the tenth anniversary of its date of adoption by the Company's stockholders, which is May 12, 2010. Nonetheless, to avoid any doubt concerning the termination date of the 2006 Plan, the Company hereby supplements its prior disclosures to state that the 2006 Plan will expire on May 12, 2020 and that the Company may grant awards under the 2006 Plan until that date.

        Between December 13, 2016 and the Record Date, the Compensation Committee of the Board approved stock and restricted stock unit awards covering an aggregate of 1,435,000 shares of common stock pursuant to and in accordance with the 2006 Plan. The grants were made to officers, directors and employees of the Company. The grants of these awards (a) was consistent with the corporate powers granted in the Company's Certificate of Incorporation, (b) satisfied the requirements of the Delaware General Corporation Law, and (c) complied with the terms of the 2006 Plan. Below is a chart detailing the grants that were made in 2017 to executive officers, directors and non-officer employees of the Company:

Name and Position	Grant Date	Number of Shares
Bruce D. Hansen President and Chief Executive Officer	1/16/2017	360,000	(1)
Robert I. Pennington Chief Operating Officer	1/16/2017	300,000	(1)
R. Scott Roswell Chief Legal Officer	1/16/2017	240,000	(1)
Amanda Corrion(2) Principal Accounting Officer	1/16/2017	20,000	(1)
Ricardo M. Campoy Chairman of the Board	1/4/2017	25,000	(3)
Mark A. Lettes Director	1/4/2017	25,000	(3)
Gary A. Loving Director	1/4/2017	25,000	(3)
Gregory P. Raih Director	1/4/2017	25,000	(3)
Tong Zhang Director	1/4/2017	25,000	(3)
Non-Executive Officer Employee Group	1/16/2017	390,000

(1)
Represents a grant of restricted stock units that vest on the earliest to occur of (i) a financing plan for the Mt. Hope Project approved by the Company's Board; (ii) a Change of Control (as defined in the executive officer's employment agreement with the Company); (iii) involuntary termination (absent cause); or (iv) January 16, 2018. Each restricted stock unit represents a contingent right to receive one share of the Company's common stock. Vested shares will be delivered to the reporting person within sixty (60) days, except as otherwise required by Section 409A of the Internal Revenue Code of 1986, as amended.

(2)
Ms. Corrion became Principal Accounting Officer on May 12, 2017.

(3)
Represents a grant of fully vested common stock.

Requested Stockholder Approval

        The stock awards to directors in January 2017 were made pursuant to the Company's regular annual Director Compensation Program. As a smaller public company with limited cash resources, equity compensation is essential to our ability to attract and retain qualified and experienced director candidates, especially during the duration of our cash conservation program as we continue to seek full financing for construction of the Mt. Hope Project.

        The grants to executive officers and employees during 2017 were made pursuant to the retention program adopted as a part of the Company's cost reduction program, initially implemented in 2015 and renewed annually in each year since. The cost reduction program includes base salary reductions to our executive officers as part of our cash conservation efforts, and the suspension of equity awards or annual cash incentives to executive officers other than equity stay incentives granted under the stay incentive agreements entered into between the Company and each executive officer.

        We believe that the stay incentive agreements are necessary to retain our executives who are experienced in project financing, mine development, and operations to finance and develop the

Mt. Hope Project, grow the Company, and increase our stockholder value. In establishing the agreement with each executive officer, our Compensation Committee took into account many factors, including the individual's retention considerations, prior business experience, historical compensation levels, work performance, and our business need for the executive's skills. The committee also considered external market data, market trends, and drew upon the individual experience of the committee members. Equity awards historically have been a significant element of our executive compensation program, and critical to the ongoing retention of our executives.

        We also believe that the equity grants to our non-officer employees are a critical component of our efforts to retain them duration of our cash conservation program and efforts to obtain full financing for the Mt. Hope Project.

        In Proposal 2, the Company is requesting the stockholders approve the ratification of all equity awards granted by the Company since December 12, 2016. We believe that the equity awards were duly authorized and validly issued under Delaware law, compliant with the terms of the 2006 Plan and consistent with applicable NYSE American listing standards governing stockholder approval of equity compensation plans. However, the Board has determined that, out of an abundance of caution, stockholder ratification of these awards is in the best interests of the Company and our stockholders.

        If our stockholders do not ratify the equity awards listed above, we believe that outcome may have an adverse effect on our ability to retain the directors and executive officers who received such awards.

Vote Required

        The approval of the ratification of equity grants since December 12, 2016, requires the affirmative vote of a majority of the total votes cast on the proposal at the Special Meeting, either in person or by proxy. Abstentions will have the effect of a vote against the proposal. Broker "non-votes" will have no effect with respect to the proposal.

Recommendation

        The Board recommends that stockholders vote FOR Proposal 2. If not otherwise specified, proxies will be voted FOR Proposal 2.

 EXPLANATORY NOTE

        The following Compensation Discussion and Analysis, Executive Compensation, Director Compensation and Compensation Committee Interlocks disclosure was previously included by the Company in its definitive proxy statement for the 2017 Annual Meeting of Stockholders on April 14, 2017. The Company has included this disclosure in this proxy statement for the Special Meeting as required by Schedule 14A and related rules of the SEC. The content of this disclosure is identical to the content of the corresponding disclosure included in the definitive proxy statement for the 2017 Annual Meeting, does not reflect events occurring after the date of the definitive proxy statement for the 2017 Annual Meeting, and does not modify or update disclosures that may have been affected by subsequent events.

        The Company notes that the following events have occurred since the filing of the definitive proxy statement for the 2017 Annual Meeting, each of which has been publicly disclosed in the Company's filings with the SEC.

Record of Decision

        As previously disclosed, to resolve the issues identified by the Ninth Circuit in connection with the vacated Record of Decision for the Mt. Hope Project, the BLM determined to prepare a Supplemental Environmental Impact Statement ("SEIS"). The SEIS will disclose additional information to the public related to the selection of appropriate background concentrations to use for dispersion modeling of air pollutants. Because the SEIS must be prepared in accordance with the NEPA guidelines, the SEIS process will include three publications in the Federal Register, each of which may take several weeks to process. The first of these publications is the Notice of Intent ("NOI") which declares the BLM's intent to prepare the SEIS. The NOI was published in the Federal Register on July 19, 2017. With publication of notice announcing preparation of a SEIS, we are working with the BLM to complete the draft SEIS and participating with the necessary public review to receive a new ROD authorizing the eventual construction and operation of the Mt. Hope Project.

Water Rights

        On September 29, 2017, the Company announced that the Nevada Supreme Court issued its Opinion affirming the Nevada District Court's March 2016 Order which vacated the water permits for the Mt. Hope Project. The Company intends to move forward with water applications currently pending before the Nevada State Engineer for the development and operation of the Mt. Hope Project.

AMER International Group

        On October 13, 2017, the Company and Amer completed the Tranche 2 Closing under the Purchase Agreement. In the Tranche 2 Closing, Amer invested $6 million in the Company in exchange for 14,634,146 shares of the Company's common stock, at a price of $0.41 per share. As required by the Purchase Agreement, upon the Tranche 2 Closing, the Company deposited $500,000 into the Joint Account.

        Under the Purchase Agreement, as amended, Tranche 3 of Amer's investment will consist of $10,000,000 of shares of the Company's common stock, priced at $0.50 per share. The Tranche 3 closing will be conditioned on either (1) the completion by Company and Amer of a mutually agreed acquisition involving more than 10 million shares of the Company's common stock as consideration; or (2) the reissuance of the Mt. Hope water permits. Tranche 3 must close by the later of March 31, 2018 or 90 days after the earlier occurrence of one of the foregoing conditions.

        Under the Warrant, as amended, which the deadline for satisfaction of all conditions to vesting of the Warrant has been extended to the third anniversary of the reissuance of the Record of Decision for the Mt. Hope Project.

COMPENSATION DISCUSSION AND ANALYSIS

        This Compensation Discussion and Analysis provides information about our executive compensation program. It describes the philosophy and objectives of our executive compensation program and how we applied those objectives in compensating our executive officers during 2016. For 2016, our "named executive officers," or NEOs, included the following individuals:

  •
  Bruce D. Hansen, Chief Executive Officer or CEO;

  •
  Lee M. Shumway*, Chief Financial Officer or CFO;

  •
  Robert I. Pennington, Chief Operating Officer or COO; and

  •
  R. Scott Roswell, Chief Legal Officer or CLO.

        Our executive team is key to the Company's achievement of its business strategy. Our executives were carefully selected, and retained, as a result of their significant experience in mine development, project financing, and operations, to lead the implementation of our business strategy.

Executive Summary

  Our Business Strategy

        We are in the business of the exploration, development and future mining of properties containing molybdenum. Our business strategy is to acquire and develop highly profitable advanced stage mineral deposits. Our principal asset is an 80% interest in the Mt. Hope Project, a primary molybdenum property located in Eureka County, Nevada, operated by Eureka Moly, LLC ("EMLLC"). EMLLC is a joint venture of General Moly, through its wholly owned subsidiary Nevada Moly, LLC (80% membership interest) and POS-Minerals Corporation ("POS-Minerals") (20% membership interest), a division of POSCO, a large Korean steel company. We also have a second significant wholly owned molybdenum and copper project, the Liberty Property, located in Nye County, Nevada.

        In the near-term, our objective is continue our cash conservation efforts as we look toward completing efforts to reobtain water permits, the Record of Decision approving a supplement to our Environmental Impact Statement from the Bureau of Land Management ("BLM"), and seeking and obtaining project financing to construct and operate the Mt. Hope Project; to evaluate acquisition and other business opportunities that we can collectively pursue with our strategic partner AMER International Group, as identified below; and to continue our evaluation of the molybdenum and copper properties at the Liberty Project.

  Developments During 2016

  AMER International Group

        The Amended Investment and Securities Purchase Agreement and other agreements between AMER International Group ("AMER") and the Company remain in place. We closed the first tranche of AMER's $20 million investment in November 2015 for a $4 million investment purchasing 13.3 million shares, and the issuance of warrants to purchase 80 million shares at $0.50, which become exercisable upon the completion of a $700 million dollar bank loan to fund our EMLLC membership share of construction costs for the Mt. Hope Project. In 2016, hampered by continuing stagnant molybdenum prices, the Company worked with its strategic partners at AMER to identify and explore potential value accretive opportunities to the Company concerning base metal projects in North America. This process continues into 2017. We remain committed to our strong relationship with AMER, including our association with Tong Zhang, nominated by AMER to serve on our Board of

*
Mr. Shumway has announced his departure from the Company effective May 12, 2017.

Directors. Mr. Zhang works closely with our management group and our financial advisors as we review such opportunities.

  Cash Conservation

        Now in our fourth year of cash conservation, our executives continue to work aggressively to manage expenses and preserve liquidity while we seek opportunities to support financing options for the Mt. Hope Project, and evaluate potential business development opportunities with AMER. Our cash conservation efforts have reduced planned expenditures to approximately $1.5 million a quarter for corporate and Liberty Project spend.

        The Company continues cash conservation efforts to reduce planned expenditures that maximize our financial flexibility and ensures readiness to seek and establish financing for the restart of construction activities at the Mt. Hope Project. The continuation of the Company's cash conservation programs maintains current liquidity by reducing engineering, administrative and procurement expenses, and trimming our G&A expenditures to approximately $1.5 million per quarter.

        During 2016 at the Mt. Hope Project, we worked closely with the BLM and our reclamation surety underwriters to reduce the cash collateral component of our financial guarantee bonding requirement for reclamation responsibilities during this period of continuing care and maintenance. We successfully reduced the approved three- year disturbance plan from $75.3 million to $2.8 million, allowing for a saving of $4.3 million in bonding and collateral costs Coupled with other cash management efforts, we have successfully extended the EMLLC Reserve Account to fund ongoing care and maintenance costs for the Company and POS-Minerals through 2021.

        The efforts of our executive officers have been instrumental in managing ongoing cost reduction programs to maintain continuity of employees and liquidity during efforts to secure project financing for the Mt. Hope Project. The Company feels that the management of its liquidity, retention of key personnel and cooperation from our vendor partners is critical to maintaining the Mt. Hope Project as one of the world's best and largest undeveloped molybdenum projects.

  Permitting Update

        As discussed more fully in our annual and quarterly reports, the ongoing legal challenges of the Record of Decision ("ROD") approving our Plan of Operations and Environmental Impact Statement ("EIS") has been on appeal to the U.S. Court of Appeals for the Ninth Circuit ("Ninth Circuit") since August of 2014 when the U.S. District Court dismissed the claims of Great Basin Resource Watch and the Western Shoshone Defense Project ("Plaintiffs"). The Ninth Circuit completed oral argument of the parties on October 18, 2016. On December 28, 2016, the Ninth Circuit issued its Opinion rejecting many of the arguments raised by the Plaintiffs challenging the EIS completed for the Mt. Hope Project, but issued a narrow reversal of the BLM's findings related to air quality analysis. Because of this technical deficiency, the Court vacated the ROD, and is requiring additional evaluation of air quality impacts and resulting cumulative impact analysis under the National Environmental Policy Act ("NEPA") before the ROD is reissued. The Company is confident in the BLM's process and working closely with the agency to resolve concerns with air quality baseline studies raised by the Ninth Circuit, and looks forward to completing the necessary public review to receive a new ROD for the eventual construction and operation of the Mt. Hope Project.

  Water Rights Considerations

        Again, as discussed more fully in our Annual Report on Form 10-K and Quarterly Reports, following the October 2015 Opinion of the Nevada Supreme Court, we received the District Court's Order on remand from the Nevada Supreme Court on March 14, 2016 vacating the Monitoring, Management and Mitigation Plan ("3M Plan"), denying the water applications and vacating the water permits issued by the State Engineer in Ruling 6127. The Nevada State Engineer filed an appeal to the Nevada Supreme Court concerning the District Court's interpretation of the Supreme Court's Opinion arguing that the District Court acted in excess of its judicial authority in violation of Nevada's Constitution and Statutes. The Company has filed a similar appeal to the Nevada Supreme Court.

        Notwithstanding the pendency of the appeal to the Nevada Supreme Court discussed above, the Company is working, as expeditiously as possible, to reobtain its water permits with the new change applications that it has filed with the State Engineer in the fall of 2015 and spring of 2016. The State Engineer set a prehearing conference on August 25, 2016 to review the applications and set a determination hearing. On August 23, 2016, Eureka County filed a Writ of Prohibition or Mandamus to the Nevada Supreme Court requesting the Supreme Court to intervene and to stop further action by the State Engineer while the appeal discussed above of the District Court Order is pending. The State Engineer vacated the conference and has stopped any further action on our applications pending an outcome of the Writ from the Supreme Court. The Supreme Court ordered answers and responses to the Writ, which were filed on October 21, 2016. Along with the State Engineer, our briefs oppose the basis for filing the Writ, and believe the State Engineer can proceed with the review of our applications notwithstanding the appeal to the Supreme Court of the District Court Order. In the interim, we are continuing to advocate the authority of the State Engineer to act on our applications. In hearings to be held before the State Engineer, the Company will provide additional evidence of its ability to successfully mitigate any potential impacts to water rights in Kobeh Valley that could result from the Mt. Hope Project's new change applications for water use.

Executive Compensation Philosophy and Objectives

        Because of our modest size, stage of development and our current cash conservation efforts, we do not use an extensive executive compensation program. Instead, we have continued to utilize a fairly simple executive compensation program that is intended to provide appropriate incentives for our executive officers to help us achieve our business strategy. Essential to our compensation philosophy is the avoidance of egregious or overly generous compensation, excessive perquisites or tax gross ups on perquisites, repricing or replacement of stock awards, and hedging of Company stock. Our executive compensation program historically has used three primary elements: base salary, annual cash incentives, and long-term equity incentives, which are divided between performance based and time/retention based equity incentives. The overall objective of our program is to enable us to obtain and retain the services of experienced executives.

        In 2016, we continued base salary reductions to our executive officers as part of our cash conservation program. Further, as discussed below, we did not grant any equity awards or cash incentives to our named executive officers, except for the retention awards of restricted stock units to our named executive officers. A summary of each of the Stay Incentive Agreements is included following the executive compensation tables under the heading "Potential Payments Upon Termination or Change in Control." We believe that these agreements are necessary to retain our executives who are experienced in project financing, mine development, and operations to finance and develop the Mt. Hope Project, grow the Company, and increase our stockholder value. In establishing the agreement with each executive officer, our Compensation Committee took into account many factors, including the individual's retention considerations, prior business experience, historical compensation levels, work performance, and our business need for the executive's skills. The committee also considered external market data, market trends, and drew upon the individual experience of the committee members.

        When project financing is obtained to construct and operate the Mt. Hope Project, we anticipate that we will reinstate pre-reduction base salaries and positive adjustments to the compensation packages for our executive officers. In the interim, the committee continues to balance cost reductions with a compensation program that is intended to promote teamwork as well as individual initiative and achievement; to enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders; and to incent the retention of executives whose knowledge, skills and performance are critical to our success.

Our Executive Compensation Process

  Role of Compensation Committee and Executive Officers

        Our Compensation Committee has overall responsibility for (1) establishing, overseeing and evaluating the compensation philosophy, policies and plans for non-employee directors and executive officers, (2) making recommendations to the Board regarding director compensation and (3) reviewing the performance and determining the compensation of our CEO and the other executive officers. The committee oversees the administration of our equity incentive plans, reviews and approves any employment, severance or change in control agreements and performs other functions set forth in its charter.

        In carrying out its responsibilities, the committee works with members of our management team, including our CEO, and consults with legal counsel and has consulted with independent compensation consultants, when it deems appropriate. The management team assists the committee by providing information on Company and individual performance, market data and management's perspective and recommendations on compensation matters. Although the committee solicits and reviews management's recommendations, the committee considers management's recommendations as merely one factor in making compensation decisions for our executive officers. The committee regularly reports to, and sometimes consults with, our Board on the results of its reviews and any actions it takes or proposes to take with respect to compensation policies and executive officer compensation decisions.

  Role of Compensation Consultant

        As a result of ongoing cost reduction efforts implemented in the third quarter of 2013 and continuing throughout 2016, the Committee did not retain or use an outside compensation consultant, as no changes were made to the named executives' compensation throughout 2016. At the expiration of cost reduction programs, the Compensation Committee will re-evaluate the retention of a compensation consultant, including our previous compensation consultant Towers Watson (2008, 2010 - 2013), for future engagement.

  Peer Group

        Historically, one of the purposes of the committee in hiring a compensation consultant, including the historical retention of Towers Watson, was to assist the committee in comparing our executive compensation program with executive compensation programs of peer companies. In 2012, the committee, with the assistance of Towers Watson, selected designated peer group companies consisting of North American companies primarily engaged in the hard rock mining of metals and coal mining, as well as other general industry companies, to use for comparison. With the implementation of the cost reduction program in September 2013 and continuing throughout 2016, the committee did not complete an analysis to update the 2012 peer group. The committee will review the 2012 peer group analysis and update the benchmark analysis at the expiration of the cost reduction program, if appropriate.

Elements of Compensation and 2016 Compensation Decisions

        Our compensation program has three primary elements: base salary, annual cash incentive awards and long-term equity-based incentives. Our executive officers also participate in employee benefits that are generally available to all of our employees. Each of these primary elements is discussed in further detail below.

  Base Salary

        Base salary represents the fixed portion of our executive officers' compensation and is an important element of compensation to attract, retain and motivate experienced executives. We establish our executives' salaries based on consideration of, among other things:

  •
  Performance and experience,

  •
  Scope of their responsibilities,

  •
  Competitive market compensation data for similar positions,

  •
  Seniority of the individual, and

  •
  Ability to replace the individual.

        The committee reviews base salaries annually and makes adjustments from time to time. An adjustment to an executive's salary may be made, for example, to align that salary with the committee's perception of market levels, taking into account the individual's responsibilities, performance and experience. From 2006 through 2012, the committee made periodic adjustments to some executive salaries to bring the salaries closer to amounts the committee believed more closely reflected salaries paid to individuals in operating companies with similar positions and responsibilities. Beginning in 2013 and continuing through present, as a result of implementation of cost reduction programs, the committee temporarily reduced NEOs' salaries effective September 7, 2013 - January 2015, and in January 2015 re-instated the 2012 established base salaries.

        In December 2015, the committee also approved the promotion of Lee Shumway to CFO, and authorized a 2016 salary increase to $275,750, and also approved a 2016 salary increase for Scott Roswell to $265,750 along with his title change to CLO inclusive of his additional responsibilities associated with the resignation of our former Director of Investor Relations. Additionally, at the same December 2015 meeting, the committee accepted the recommendation of management to re-institute the 2013 temporary salary reductions discussed above to be effective January 16, 2016. Again, at its December 2016 meeting the committee, at the recommendation of management, approved the continuation of salary reductions for 2017.

Name	2012 Annual Base Salary ($)	2013 - 2014 and 2016 - 2017 Approved Base Salary Reductions	2014 Reduced Annual Base Salary ($)	2015 Annual Base Salary ($)	2016 - 2017 Reduced Annual Base Salary ($)
Bruce D. Hansen	$550,000	(25)%	$412,500	$550,000	$412,500
Lee M. Shumway*	234,350	(15)%	199,198	234,500	234,388
Robert I. Pennington	297,000	(20)%	237,600	297,000	237,600
R. Scott Roswell	250,700	(15)%	213,095	250,700	225,888

*
Mr. Shumway has announced his departure from the Company effective May 12, 2017.

  Annual Incentive Awards

        Historically, our executive officers have had the opportunity to earn annual incentive awards in the form of a cash incentive award for achievement of corporate and individual goals and objectives. Annual incentive awards have traditionally been paid to executive officers to recognize specific accomplishments and overall performance, as determined by the committee in its discretion.

        Although we target annual cash pay, the committee retains full discretion to adjust annual incentive awards based on its collective judgment of the CEO's and executives' achievement of business milestones and individual objectives. For 2016, all potential grants of annual incentive awards for our named executive officers were determined by the committee in December 2015, in its discretion, based on achievement of the following business and individual objectives:

Corporate Business Goals	Weight
1. Liquidity & Financing	30%
2. Strategic/Alternative Opportunities	20%
3. Engineering and Construction	15%
4. Permitting, Environmental & Water Rights	20%
5. Safety & Health	10%
6. Administration	5%

        As a result of the ongoing efforts to obtain project financing for the Mt. Hope Project and continuing cash conservation efforts the committee reviewed the business goals listed above, and determined as a result of the continuation of cost reduction programs to again not grant any 2016 cash incentive awards. As a result 2016 actual total annual cash compensation is as follows:

Name	2016 Reduced Base Salary ($)	2016 Annual Incentive Award ($)	2016 Cash Stay Incentive Award ($)	2016 Annual Cash Compensation ($)
Bruce D. Hansen	$412,500	$0—	$0—	$412,500
Lee M. Shumway*	234,888	0—	0—	234,888
Robert I. Pennington	237,600	0—	0—	237,600
R. Scott Roswell	225,888	0—	0—	225,888

*
Mr. Shumway has announced his departure from the Company effective May 12, 2017.

  Long-Term Equity Incentives

        As a company with limited financial resources, long-term equity awards are historically a significant element of our executive compensation program, and critical to the ongoing retention of our executives. No equity awards were granted in 2016 as a result of ongoing cash conservation efforts, except for the retention awards of restricted stock units to our named executive officers as discussed below.

  Executive Compensation for 2016

        The Compensation Committee formally reviews all aspects of the executive compensation program throughout the year and has the authority to make adjustments based on its collective judgment. When considering adjustments to the executive compensation program, the Compensation Committee takes into account the following factors during its decision making process:

  (1)
  Company performance;

  (2)
  Executive compensation and governance best practices;

  (3)
  NEOs achievement of the Company's annual and long-term business milestones and individual performance objectives, and

  (4)
  Shareholder feedback via "Say on Pay" voting results.

        As a result of the support that the Company's 2011 - 2016 "Say on Pay" proposals received from stockholders, the Company's compensation policies and decisions remained consistent with our objectives to enhance stockholder value by aligning the financial interests of our executive officers with those of our stockholders and to reward our executives when they have achieved our business objectives. In large part, our executive compensation decisions for 2016 were hampered by the ongoing difficulty of efforts to seek and obtain project financing with depressed molybdenum prices and reversal of our water permits, the December 2016 court ruling vacating the ROD, the ongoing suspension of pre-construction activities at the Mt. Hope Project, and the necessity to continue cost reductions and further base salary compensation reductions:

        No 2016 Adjustments to Base Salary.    Back in 2012, our NEO salaries ranged from 90% to 95% of the median base salary for our peer group, and as a result, the Compensation Committee did not approve any base salary increases for 2013. And, with the implementation of the cost reduction programs beginning in 2013 and continuing into 2017 discussed above, our NEOs have again received 15% - 25% reductions in base cash salary compensation. Minor adjustments to base salaries were made in mid-January 2016, discussed above, related to the internal selection and promotion of Lee Shumway to CFO, and additional responsibilities placed on our CLO, Scott Roswell. Mr. Shumway announced his departure from the Company effective May 12, 2017.

        No 2016 Annual Cash Incentive Awards.    With the continuation of the Company's cost reduction program, no cash incentive awards were made to our NEOs for 2013, 2014, 2015 or 2016 results, except for the 2014 cash retention awards to our named executive officers discussed below under "Stay Incentive Agreements."

        No 2016 Performance Based Equity Awards.    In December 2016, the Compensation Committee again determined not to re-institute the prior annual practice of granting equity based performance awards, as a result of continuing cost reductions. During 2013, 2014, 2015 and again in 2016, there was no annual equity component to our executive compensation program, except for the retention awards of restricted stock units to our named executive officers discussed below under "Stay Incentive Agreements."

Stay Incentive Agreements

        2013-2015 Stay Incentive Agreements    In September 2013, we implemented a cost reduction and retention program that included a 25% reduction in base cash compensation for the CEO and members of the Board of Directors with other senior officer and employees receiving 10 to 20% salary reductions. In parallel, the Company also implemented a personnel stay incentive and equity award program for the NEOs and other senior managers that provided cash and equity incentives for employees who remained with the Company until the earlier to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in the employment or change of control agreements between the Company and each of our named executive officers); involuntary termination (absent cause); or January 15, 2015.

        Effective January 15, 2015, the following cash retention awards were paid, with the exception of Mr. Hansen who agreed to defer payment of his cash retention award to January 15, 2016, and the following RSU grants vested and shares were issued to our executive officers: Mr. Hansen $412,500 (deferred to 1/15/16) and 245,536 shares; Mr. Shumway $117,175 and 69,747 shares; Mr. Pennington $148,500 and 88,393 shares; and Mr. Roswell $125,350 and 74,613 shares.

        2015 Stay Incentive Agreements    In January 2015, in conjunction with our decision to terminate the salary reductions to base salaries and again freeze base salaries at the 2012 level, we entered into Stay Incentive Agreements with certain employees, including our executive officers, in order to provide an incentive for each individual to continue his employment with the Company through the critical phase of seeking and obtaining financing for, and the construction of, the Mt. Hope Project. The Stay Incentive Agreements provide for the award of RSUs if the covered executive remained continuously employed by the Company until the earlier to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in the employment or change of control agreements between the Company and each of our named executive officers); involuntary termination (absent cause); or January 15, 2016.

        Effective January 15, 2016, the following RSU grants vested and shares were issued to our executive officers: Mr. Hansen—392,904; Mr. Shumway—167,413; Mr. Pennington—212,168; and Mr. Roswell—179,093. Mr. Hansen also received his $412,500 cash retention award that he had deferred from 2015.

        2016 Stay Incentive Agreements    In December 2015, with the continuation of cash conservation, ongoing suspension of development activities at our projects resulting from the depressed molybdenum market and other factors, the compensation committee reviewed our compensation program for 2016, and authorized a return of the 2013/2014 salary reductions to our named executive officers. Further, a similar Stay Incentive Program, which included a greater than a 50% reduction in the amount of equity incentives offered in the 2015 Stay Incentive Program discussed above, was authorized by the committee and implemented on January 16, 2016 for our named executive officers who remained with the Company through the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in the employment or change of control agreements between the Company and each of our named executive officers); involuntary termination (absent cause); or January 16, 2017.

        Effective January 15, 2017, the following RSU grants vested and shares were issued to our executive officers: Mr. Hansen—120,000; Mr. Shumway—80,000; Mr. Pennington—100,000; and Mr. Roswell—80,000.

        2017 Stay Incentive Agreements    In December 2016, with the continuation of cash conservation, ongoing suspension of development activities at our projects resulting from the depressed molybdenum market and other factors, the compensation committee reviewed our compensation program for 2017, and approved continuation of the 2016 salary reductions to our named executive officers. Further, a new Stay Incentive Program was authorized by the committee and implemented on January 16, 2017 for our named executive officers who remain with the Company through the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in the employment or change of control agreements between the Company and each of our named executive officers); involuntary termination (absent cause); or January 16, 2018.

        Effective with the execution of Stay Incentive Agreements on January 16, 2017 the following RSU grants were made to our executive officers, subject to the vesting schedule described above: Mr. Hansen—360,000; Mr. Pennington—300,000; and Mr. Roswell—240,000. Mr. Shumway has announced his departure from the Company, effective May 12, 2017.

Name	2016 - 2017 Approved Base Salary Reductions ($)	2017 Annual Base Salary ($)	2016 - 2017 Reduced Annual Base Salary ($)	2016 Stay Incentive RSU Grant	2017 Stay Incentive RSU Grant
Bruce D. Hansen	(25)%	$550,000	$412,500	120,000	360,000
Lee M. Shumway*	(15)%	275,750	234,388	80,000	0
Robert I. Pennington	(20)%	297,000	237,600	100,000	300,000
R. Scott Roswell**	(15)%	265,750	225,888	80,000	240,000

*
Mr. Shumway's annual base salary was increased effective January 16, 2016 to $275,750. Mr. Shumway has announced his departure from the Company effective May 12, 2017.

**
Mr. Roswell's annual base salary was increased effective January 16, 2016 to $265,750.

  Employee Benefits

        Our executive officers generally participate in the same employee benefit programs (401(k) plan, health, dental, vision, life, accident and disability insurance) as other employees. In 2012, the Company initiated an executive physical program with the University of Colorado Hospital. The Company covers the cost of the executive officer to participate in the executive physical program every two (2) years. Messrs. Hansen, Shumway, and Roswell participated in 2016.

Employment/Change of Control Agreements

        In order to attract and retain key executives, the Company has entered into employment agreements with each of its named executive officers. In 2016, consistent with our ongoing cash conservation program, the agreements for Mr. Hansen and Mr. Pennington were amended and new employment agreements were provided to Mr. Shumway and Mr. Roswell, all on identical terms. The amended and new employment agreements provide for a term of one-year, subject to a one-year automatic renewal if not terminated earlier upon ninety (90) days' notice. Generally, if a change of control occurs and the Company (or its successor) terminates the employment of the named executive officer without cause during the one year period following the closing of the change of control event (a double-trigger arrangement) or the executive terminates employment for good reason, which includes a material diminution of the executive's duties or compensation; geographic relocation; direction to the executive that would violate local, state, or federal law; or failure of the Company to pay base compensation in a timely manner, the executive is entitled to: (a) a lump sum payment of (i) two (2) times the executive's annual base compensation (not subject to salary reduction program), (ii) 100% of the executive's target annual incentive award for one year, and (iii) as to Mr. Hansen, his cash incentive award for major financing, if it had not previously been paid and (b) full vesting of all outstanding stock-based equity awards, if not otherwise accelerated under the provision of a change of control in the Company's Equity Incentive Plan. The severance payment is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

Individual Executive Officers and the CEO

        Each of our executive officers is considered individually in the compensation setting process. In setting cash compensation, the primary factors are the scope of the executive officer's duties and responsibilities, the executive officer's performance of those duties and responsibilities, the executive officer's experience level and tenure with us, and a general evaluation of the competition in the market for key executives with the executive officer's experience. Long-term equity incentives are focused largely on retention of our executive officers and matching the financial interests of our executive officers with those of our stockholders.

 SUMMARY COMPENSATION TABLE

        The following table lists the annual compensation information for the fiscal years 2016, 2015, and 2014 of our Chief Executive Officer, Chief Financial Officer, Chief Operating Officer and our Chief Legal Officer.

Name and Principal Position	Year	Salary ($)	Non-Equity Incentive Award(1) ($)	Stock Awards(2) ($)	Option/SAR Awards(2) ($)	All Other Compensation ($)		Total ($)
Bruce D. Hansen(3)	2016	$412,500	$415,500	$21,600	$—	$19,051	(3)	$865,551
Chief Executive Officer	2015	550,000	—	184,665	—	19,051	(3)	753,716
	2014	412,500	—	—	—	19,051	(3)	431,551
Lee M. Shumway(4)	2016	234,388	—	14,400	—	14,027	(7)	262,815
Chief Financial Officer	2015	234,350	117,175	78,684	—	15,058	(7)	445,267
	2014	199,198	—	—	—	11,885	(7)	211,083
Robert I. Pennington(5)	2016	237,600	—	18,000	—	15,912	(5)	271,512
Chief Operating Officer	2015	297,000	148,500	99,719	—	16,611	(5)	561,830
	2014	237,600	—	—	—	14,981	(5)	252,581
R. Scott Roswell(6)	2016	225,888	—	14,400	—	13,699	(6)	253,987
Chief Legal Officer	2015	250,700	125,350	84,174	—	14,695	(6)	474,919
	2014	213,095	—	—	—	12,578	(6)	225,673

(1)
No incentive award was approved for 2013, 2014 or 2015, based on the Company's cost reduction program. Under the Company's cash conservation program, cash retention awards were paid to each of the named executive officers on January 15, 2015, with the exception of Mr. Hansen, who deferred payment of his bonus to 2016.

(2)
These amounts do not represent the actual amounts paid to or realized by these individuals. These amounts represent the aggregate grant date fair value for grants during the fiscal year, computed in accordance with applicable accounting rules (FASB ASC Topic 718), excluding the amount of estimated forfeitures. For information regarding the assumptions used to calculate the grant date fair value, see Note 9 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. The grant date fair value for restricted stock units granted on January 16, 2015, is $0.47 per share. The grant date fair value for restricted stock units granted on January 16, 2016, is $0.18 per share.

(3)
The All Other Compensation amount for Mr. Hansen for 2016 represents $12,750 in Company matching contributions to our 401(k) plan and $6,301 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Hansen for 2015 represents $12,750 in Company matching contributions to our 401(k) plan and $6,301 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Hansen for 2014 represents $12,750 in Company matching contributions to our 401(k) plan and $6,301 in group term life insurance premiums paid by the Company.

(4)
The All Other Compensation amount for Mr. Shumway for 2016 represents $11,719 in Company matching contributions to our 401(k) plan and $2,308 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Shumway for 2015 represents $12,750 in Company matching contributions to our 401(k) plan and $2,308 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Shumway for 2014 represents $9,577 in Company matching contributions to our 401(k) plan and $2,308 in group term life insurance premiums paid by the Company.

(5)
The All Other Compensation amount for Mr. Pennington for 2016 represents $12,051 in Company matching contributions to our 401(k) plan and $3,861 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Pennington for 2015 represents $12,750 in Company matching contributions to our 401(k) plan and $3,861 in group term life insurance premiums paid by the Company. The All Other Compensation amount for Mr. Pennington for 2014 represents $11,120 in Company matching contributions to our 401(k) plan and $3,861 in group term life insurance premiums paid by the Company.

(6)
The all other compensation amount for Mr. Roswell for 2016 represents $11,366 in company matching contributions to our 401(k) plan and $2,333 in group term life insurance premiums paid by the Company. The all other compensation amount for Mr. Roswell for 2015 represents $12,362 in company matching contributions to our 401(k) plan and $2,333 in group term life insurance premiums paid by the company. The all other compensation amount for Mr. Roswell for 2014 represents $10,245 in company matching contributions to our 401(k) plan and $2,333 in group term life insurance premiums paid by the company.

GRANTS OF PLAN-BASED AWARDS

        In 2016, we made stay incentive RSU grants to each of our named executive officers. Historically, we have issued stock options, stock appreciation rights, restricted stock and restricted stock unit awards to our executive officers and key employees as part of our compensation plans under our equity incentive plans. See "Equity Compensation Plan Information." The purpose of the 2006 Plan is to provide us with a greater ability to attract, retain, and motivate our officers, directors and key employees. In 2016, in keeping with our cash conservation efforts, we used the 2006 Plan to provide stay incentive RSU grants on January 16, 2016, as outlined below, and to other senior managers of the Company.

Name	Restricted Stock Units Awarded	Market Value at Grant ($)
Bruce D. Hansen	120,000	$21,600
Lee M. Shumway	80,000	14,400
Robert I. Pennington	100,000	18,000
R. Scott Roswell	80,000	14,400

        Our 2006 Plan provides for the grant of incentive stock options, nonstatutory stock options, restricted stock awards, restricted stock units and stock appreciation rights, which may be granted to our employees (including officers), directors and consultants. Each award is subject to an agreement between the Company and the recipient of the grant reflecting the terms and conditions of the award. Subject to the terms of the 2006 Plan, the Compensation Committee establishes grant dates, the numbers and types of stock awards to be granted and the terms and conditions of the stock awards, including the period of their exercisability and vesting. The Compensation Committee, in accordance with the 2006 Plan, sets the option exercise price, and, if applicable, the strike price for stock appreciation rights, in each case based on the closing price of the Company's common stock on the date of the grant.

Compensation Arrangements and Employment Agreements

        The material terms of our NEOs annual compensation, including base salaries, cash incentive awards, our equity granting practices and employment, change in control and stay bonus agreements are described in our "Compensation Discussion and Analysis—Elements of Compensation and 2016 Compensation Decisions—Stay Agreements" and "Employment Agreements and Stay Agreements" sections of this proxy statement.

 OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

        The following table provides information with respect to outstanding stock options/SARs, restricted stock awards and restricted stock units held by our named executive officers as of December 31, 2016.

	OPTION AWARDS							STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options/SARs(1) (#) Exercisable		Number of Securities Underlying Unexercised Options/SARs(1) (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options/SARs(1) (#)		Option/SAR Exercise Price(2) ($)	Option/SAR Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Bruce D. Hansen	66,666	(3)				$0.76	2/27/2017		$—			$—
				90,000	(4)	5.49	10/17/2025
										30,000	(4)	7,500
				140,000	(5)	3.28	10/17/2025
										50,000	(5)	12,500
				56,003	(6)	3.72	10/17/2025
				56,004	(7)	3.72	10/17/2026
										18,481	(6)	4,620
										18,481	(7)	4,620
				56,003	(8)	3.72	10/17/2025
				56,004	(9)	3.72	10/17/2026
										18,481	(8)	4,620
										18,481	(9)	4,620
										120,000	(10)	30,000
Lee M. Shumway				27,000	(4)	5.49	10/17/2025			9,000	(4)	2,250
				43,000	(5)	3.28	10/17/2025
										14,000	(5)	3,500
				20,365	(6)	3.72	10/17/2025
				20,365	(7)	3.72	10/17/2026
										6,720	(6)	1,680
										6,721	(7)	1,680
				20,365	(8)	3.72	10/17/2025
				20,365	(9)	3.72	10/17/2026
										6,720	(8)	1,680
										6,721	(9)	1,680
										80,000	(10)	20,000
Robert I. Pennington				40,000	(4)	5.49	10/17/2025			13,500	(4)	3,375
				60,000	(5)	3.28	10/17/2025
										22,000	(5)	5,500
				28,002	(6)	3.72	10/17/2025
				28,002	(7)	3.72	10/17/2026
										9,240	(6)	2,310
										9,241	(7)	2,310
				28,002	(8)	3.72	10/17/2025
				28,002	(9)	3.72	10/17/2026
										9,240	(8)	2,310
										9,241	(9)	2,310
	26,667	(11)				0.96	2/5/2017
										100,000	(10)	25,000
										145,000	(12)	36,250
R. Scott Roswell				27,000	(4)	5.49	10/17/2025			9,000	(4)	2,250
				43,000	(5)	3.28	10/17/2025
										14,000	(5)	3,500
				20,365	(6)	3.72	10/17/2025
				20,365	(7)	3.72	10/17/2026
										6,720	(6)	1,680
										6,721	(7)	1,680
				20,365	(8)	3.72	10/17/2025
				20,365	(9)	3.72	10/17/2026
										6,720	(8)	1,680
										6,721	(9)	1,680
										80,000	(10)	20,000

(1)
All of the awards were made under the 2006 Plan.

(2)
The option/SAR exercise price is the closing market price of the stock on the day of the grant.

(3)
SARs were granted on February 27, 2009 and vested on February 27, 2012.

(4)
Performance SARs and restricted stock units were granted on December 16, 2010 and are scheduled to vest at the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(5)
Performance SARs and restricted stock units were granted on December 15, 2011 and are scheduled to vest at the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(6)
Performance SARs and restricted stock units were granted on December 12, 2012 and are scheduled to vest at the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(7)
Performance SARs and restricted stock units were granted on December 12, 2012 and are scheduled to vest one year following the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(8)
Performance SARs and restricted stock units were granted on December 11, 2013 and are scheduled to vest at the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(9)
Performance SARs and restricted stock units were granted on December 11, 2013 and are scheduled to vest one year following the commencement of commercial production at the Mt. Hope Mine, subject to continuous employment. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved. The SARs expire on the earliest of termination of service, the 5th anniversary of the vesting date, the 10th anniversary of the date of grant, or in the event of a change in control.

(10)
Performance restricted stock units were granted on January 16, 2015 and vested on January 15, 2016. The market value of the restricted stock units was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by the number of shares granted, which assumes that all performance goals for the shares are achieved.

(11)
SARs were granted on February 5, 2009 and vested on February 5, 2012.

(12)
An award of 165,000 shares of restricted stock was granted on October 19, 2007. During 2008, 10,000 shares of restricted stock vested upon satisfaction of the engineering and procurement phase 1 goal. During 2009, 10,000 shares of restricted stock vested upon satisfaction of the engineering and procurement phase 2 goals. The remaining shares are scheduled to vest based upon the achievement of designated performance goals. In addition, 30,000 shares will vest upon attainment of the construction completion goal, 30,000 shares will vest upon satisfying the cost of contracted construction goal, 35,000 shares (17,500 each) will vest upon satisfying the commissioning phase 1 and phase 2 goals and the remaining 50,000 shares will vest based upon satisfying the specified production goal within six months of initial start-up. The Company may adjust the timing of completion of the goals to accommodate changes in the schedule as a result of environmental permitting or financial considerations. The market value of the stock award was determined by multiplying the closing market price of a share of our common stock on December 30, 2016 of $0.25 by 145,000 shares, which assumes that all performance goals for the shares are achieved.

OPTION/SAR EXERCISES AND STOCK VESTED DURING 2016

	OPTION/SAR AWARDS		STOCK AWARDS
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting (1) ($)
Bruce D. Hansen	—	—	392,904	$117,857
			24,642	7,146
Lee M. Shumway	—	—	167,413	33,479
			8,961	$2,599
Robert I. Pennington	—	—	212,168	42,429
			12,321	3,573
R. Scott Roswell	—	—	179,093	35,814
			8,961	2,599

(1)
Amount reported represents the closing price of our common stock, as reported on the NYSE MKT, on each vesting date, multiplied by the number of shares vested.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        Potential payments upon termination or change in control for Mr. Hansen, Mr. Shumway, Mr. Pennington and Mr. Roswell are set forth in their respective employment agreements, described below.

        In the event of a change in control as defined in our 2006 Plan, all outstanding options and other stock awards under the plans may be assumed, continued or substituted by any surviving or acquiring entity. If the surviving or acquiring entity elects not to assume, continue or substitute the awards, the vesting of such awards held by award holders whose service with us or any of our affiliates has not terminated will be accelerated, the awards will be fully vested and exercisable immediately prior to the consummation of the transaction and the stock awards will automatically terminate upon consummation of the transaction if not exercised prior to such event.

Employment Agreements and Stay Agreements

        The following is a summary of the employment agreements that were in effect between us and each of our named executive officers during the last fiscal year.

        Bruce D. Hansen.    On January 30, 2007, we entered into an employment agreement with Mr. Hansen to serve as our Chief Executive Officer for a term of three years. Mr. Hansen's agreement was subsequently amended and restated effective January 1, 2012, to extend the term of the agreement to terminate automatically on the earlier of (1) the one-year anniversary of the date on which the Company achieves Commercial Production (as such term is defined in the Amended and Restated Limited Liability Agreement of Eureka Moly, LLC dated February 26, 2008) and (2) December 31, 2015; and to eliminate the single-trigger change of control arrangement. Effective January 1, 2016 the employment agreement of Mr. Hansen was amended and restated to provide for a term of one-year, subject to an automatic one-year renewal if not terminated earlier upon ninety (90) day notice. The following is a description of the terms of his agreement, as in effect on December 31, 2016.

        Under the terms of the agreement, as amended, Mr. Hansen's base salary is $550,000, which was temporarily reduced to $412,500 in September 2013 and re-instated effective January 16, 2015 and was again reduced to $412,500 in January 2016 and continued to be reduced through 2016 and into 2017, as discussed in the next paragraph. Mr. Hansen is eligible to receive a discretionary cash incentive payment in an amount, if any, as determined by the Board from time to time. Upon the completion of an equity or debt financing that raises sufficient capital to commence production at the Mt. Hope Project, Mr. Hansen remains entitled to a cash payment of $1,000,000. If a "change of control" occurs and the Company (or its successor) terminates the employment of Mr. Hansen without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Hansen terminates his employment for good reason, which includes a material diminution of his duties or compensation, geographic relocation; a direction to violate local, state or federal law; or a failure of the Company to pay base compensation in a timely manner, Mr. Hansen would be entitled to receive a payment equal to two years of annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction), one year target annual incentive compensation, and full vesting of all outstanding unvested stock-based equity awards, if not otherwise accelerated under the provisions of a "change of control" in the Company's Equity Incentive Plan. In addition, he will be paid the cash incentive award of $1,000,000 for major financing if it has not previously been paid. In the event the Company terminates Mr. Hansen's employment without cause, independent of a "change of control", Mr. Hansen would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). If Mr. Hansen terminates his employment for "good reason" as described above, independent of a "change of control", Mr. Hansen would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

        On September 7, 2013 we entered into a Salary Reduction and Stay Incentive Agreement ("Stay Agreement") with Mr. Hansen. With the Stay Agreement, Mr. Hansen and the Company agreed to reduce Mr. Hansen's base salary to $412,500 for the term of the Stay Agreement, and provided for a Stay Incentive Award of $412,500 and a Restricted Stock Unit ("RSU") award of 245,536 RSUs if Mr. Hansen remains continuously employed through the End Date, as defined therein. The Stay Agreement provided that it would end on the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors; a Change of Control (as defined in Mr. Hansen's employment agreement; involuntary termination (absent cause); or January 15, 2015. On January 16, 2015, we entered into a First Amendment to Salary Reduction and Stay Incentive Agreement with Mr. Hansen, effective as of January 14, 2015. Pursuant to this amendment, the Company agreed to grant 392,904 RSUs to Mr. Hansen, in consideration for Mr. Hansen's agreement to extend the payment of his $412,500 2014 cash incentive bonus under his Stay Agreement to January 16, 2016. These awards vested and were paid to Mr. Hansen on January 15, 2016. Effective January 16, 2016, we agreed to grant Mr. Hansen 120,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2016 through January 15, 2017. These awards vested and were issued to Mr. Hansen on January 15, 2017. Lastly, effective January 16, 2017, we agreed to grant Mr. Hansen 360,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2017 through January 16, 2018.

        Lee M. Shumway.    On November 6, 2007, we entered into an offer letter agreement with Lee M. Shumway pursuant to which Mr. Shumway initially served as the Director of Business Process/Information Technology. Mr. Shumway served as our Controller and Treasurer in 2015, and was promoted to Chief Financial Officer effective October 16, 2015. On January 1, 2012, we entered into a Change of Control Severance, Confidentiality and Non-Solicitation Agreement with Mr. Shumway, which included the same definition of change of control as the agreements for Messrs. Hansen, Pennington and Roswell. In December 2015, we approved the promotion of Mr. Shumway to CFO, and authorized a 2016 salary increase to $275,750, associated with the retirement of our former CFO David Chaput, which consistent with similar treatment of our other named executive officers was then subject to a salary reduction of 15% to $234,350, which continued through 2016 and is continuing into 2017. On January 16, 2016 we entered in Employment Agreement and with its effectiveness terminated the Change of Control Severance, Confidentiality and Non-Solicitation Agreement. Consistent with the other named executive officers, the January 16, 2016 Employment Agreement of Mr. Shumway provides for a term of one-year, subject to an automatic one-year renewal if not terminated earlier upon ninety (90) day notice. The following is a description of the terms of his agreement, as in effect on December 31, 2016.

        Under the terms of the agreement, as amended, Mr. Shumway's base salary is $275,750, which as discussed above was temporarily reduced to $234,350 in January 2016 and continued to be reduced through 2016 and into 2017, as discussed in the next paragraph. Mr. Shumway is eligible to receive a discretionary cash incentive payment in an amount, if any, as determined by the Board from time to time. If a "change of control" occurs and the Company (or its successor) terminates the employment of Mr. Shumway without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Shumway terminates his employment for good reason, which includes a material diminution of his duties or compensation, geographic relocation; a direction to violate local, state or federal law; or a failure of the Company to pay base compensation in a timely manner, Mr. Shumway would be entitled to receive a payment equal to two years of annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction), one year target annual incentive compensation, and full vesting of all outstanding unvested stock-based equity awards, if not otherwise accelerated under the provisions of a "change of control" in the Company's Equity Incentive Plan. In the event the Company terminates Mr. Shumway's employment without cause, independent of a "change of control", Mr. Shumway would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). If Mr. Shumway terminates his employment for "good reason" as described above, independent of a "change of control", Mr. Shumway would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

        On September 7, 2013 we entered into a Stay Incentive Agreement with Mr. Shumway. With the Agreement, Mr. Shumway and the Company agreed to provide a Stay Incentive Award of $117,175 and Restricted Stock Unit ("RSU") Award of 69,747 RSUs if Mr. Shumway remains continuously employed through the End Date, as defined therein. The Stay Agreement provided that it would end on the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in Mr. Shumway's Change of Control, Severance, Confidentiality and Non-Solicitation Agreement; involuntary termination (absent cause); or January 15, 2015. These awards vested and were paid to Mr. Shumway on January 15, 2015. Effective January 14, 2015, we agreed to grant Mr. Shumway 167,413 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2015 through January 15, 2016. These awards vested and were paid to Mr. Shumway on January 15, 2016. Effective January 16, 2016, we agreed to grant Mr. Shumway 80,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2016 through January 15, 2017. These awards vested and were issued to Mr. Shumway on January 15, 2017.

        Mr. Shumway has announced his departure from the Company effective May 12, 2017. Accordingly, no stay incentive award was granted to Mr. Shumway in January 2017.

        Robert I. Pennington.    On October 5, 2007, we entered into an offer letter agreement with Robert I. Pennington pursuant to which Mr. Pennington served as our Vice President of Engineering and Construction and was named our Chief Operating Officer in January 2012. Pursuant to the terms of this agreement, as amended, Mr. Pennington was paid a base salary of $200,000 per year in 2007, plus eligibility for a performance based annual incentive award. Mr. Pennington's base salary was subsequently increased to $297,000, which was temporarily reduced to $237,600 in September 2013 and re-instated effective January 16, 2015 as discussed in the next paragraph. Mr. Pennington received an option to purchase 150,000 shares of common stock under the 2006 Plan, all of which are fully vested. In addition, Mr. Pennington is also eligible to receive up to 165,000 shares of restricted common stock upon reaching certain pre-determined goals relating to the Mt. Hope Project, of which 20,000 shares have vested and been issued to Mr. Pennington. In January 2012, we entered into a Change of Control Severance, Confidentiality and Non-Solicitation Agreement, which was superseded by an Employment Agreement entered into with Mr. Pennington effective December 12, 2012 to which the term of the agreement will terminate automatically on the earlier of (1) the one-year anniversary of the date on which the Company achieves Commercial Production (as such term is defined in the Amended and Restated Limited Liability Agreement of Eureka Moly, LLC dated February 26, 2008) and (2) December 31, 2016. Effective January 1, 2016 the employment agreement of Mr. Pennington was amended and restated to provide for a term of one-year, subject to an automatic one-year renewal if not terminated earlier upon ninety (90) day notice. The following is a description of the terms of his agreement, as in effect on December 31, 2016.

        Under the terms of the agreement, as amended, Mr. Pennington's base salary is $297,000, which was temporarily reduced to $237,600 in September 2013 and re-instated effective January 16, 2015 and was again reduced to $237,600 in January 2016 and continued to be reduced through 2016 and into 2017, as discussed in the next paragraph. Mr. Pennington is eligible to receive a discretionary cash incentive payment in an amount, if any, as determined by the Board from time to time. If a "change of control" occurs and the Company (or its successor) terminates the employment of Mr. Pennington without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Pennington terminates his employment for good reason, which includes a material diminution of his duties or compensation, geographic relocation; a direction to violate local, state or federal law; or a failure of the Company to pay base compensation in a timely manner, Mr. Pennington would be entitled to receive a payment equal to two years of annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction), one year target annual incentive compensation, and full vesting of all outstanding unvested stock-based equity awards, if not otherwise accelerated under the provisions of a "change of control" in the Company's Equity Incentive Plan. In the event the Company terminates Mr. Pennington's employment without cause, independent of a "change of control", Mr. Pennington would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). If Mr. Pennington terminates his employment for "good reason" as described above, independent of a "change of control", Mr. Pennington would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

        On September 7, 2013 we entered into a Salary Reduction and Stay Incentive Agreement ("Stay Agreement") with Mr. Pennington. With the Stay Agreement, Mr. Pennington and the Company agreed to reduce Mr. Pennington's base salary to $237,600 for the term of the Stay Agreement, and provided for a Stay Incentive Award of $148,500 and a Restricted Stock Unit ("RSU") award of 88,393 RSUs if Mr. Pennington remained continuously employed through the End Date, as defined therein. The Stay Agreement provided that it would end on the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors; a Change of Control (as defined in Mr. Pennington's employment agreement; involuntary termination (absent cause); or January 15, 2015. These awards vested and were paid to Mr. Pennington on January 15, 2015. Effective January 14, 2015, we agreed to grant Mr. Pennington 212,168 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2015 through January 15, 2016. These awards vested and were awarded to Mr. Pennington on January 15, 2016. Effective January 16, 2016, we agreed to grant Mr. Pennington 100,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2016 through January 15, 2017. These awards vested and were issued to Mr. Pennington on January 15, 2017. Lastly, effective January 16, 2017, we agreed to grant Mr. Pennington 300,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2017 through January 16, 2018.

        R. Scott Roswell.    On August 17, 2010, we entered into an offer letter agreement with R. Scott Roswell pursuant to which Mr. Roswell served as our Corporate Counsel and Vice President of Human Resources and was named our Chief Legal Officer in October 2015. On January 1, 2012, we entered into a Change of Control Severance, Confidentiality and Non-Solicitation Agreement with Mr. Roswell, which included the same definition of change of control as the agreements for Messrs. Hansen, Pennington and Shumway. In December 2015, we approved a 2016 salary increase for Mr. Roswell to $265,750 inclusive of his additional responsibilities associated with the resignation of our former Director of Investor Relations, which consistent with similar treatment of our other named executive officers was then subject to a salary reduction of 15% to $225,888, which continued through 2016 and is continuing into 2017. On January 16, 2016 we entered in Employment Agreement, and with its effectiveness, terminated the Change of Control Severance, Confidentiality and Non-Solicitation Agreement. Consistent with the other named executive officers, the January 16, 2016 Employment Agreement of Mr. Roswell provides for a term of one-year, subject to an automatic one-year renewal if not terminated earlier upon ninety (90) day notice. The following is a description of the terms of his agreement, as in effect on December 31, 2016.

        Under the terms of the agreement, as amended, Mr. Roswell's base salary is $265,750, which as discussed above was temporarily reduced to $225,888 in January 2016 and continued to be reduced through 2016 and into 2017, as discussed in the next paragraph. Mr. Roswell is eligible to receive a discretionary cash incentive payment in an amount, if any, as determined by the Board from time to time. If a "change of control" occurs and the Company (or its successor) terminates the employment of Mr. Roswell without cause during the one-year period following the close of the change of control event (a double-trigger arrangement) or Mr. Roswell terminates his employment for good reason, which includes a material diminution of his duties or compensation, geographic relocation; a direction to violate local, state or federal law; or a failure of the Company to pay base compensation in a timely manner, Mr. Roswell would be entitled to receive a payment equal to two years of annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction), one year target annual incentive compensation, and full vesting of all outstanding unvested stock-based equity awards, if not otherwise accelerated under the provisions of a "change of control" in the Company's Equity Incentive Plan. In the event the Company terminates Mr. Roswell's employment without cause, independent of a "change of control", Mr. Roswell would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). If Mr. Roswell terminates his employment for "good reason" as described above, independent of a "change of control", Mr. Roswell would be entitled to any base salary earned but not yet paid and a severance payment in an amount equal to six (6) months of his annual base salary (determined by applying his base salary immediately preceding the implementation of the salary reduction). Each of the described severance payments is subject to execution of a binding termination release and confidentiality, non-competition, and non-solicitation covenants.

        On September 7, 2013 we entered into a Stay Incentive Agreement with Mr. Roswell. With the Agreement, Mr. Roswell and the Company agreed to provide a Stay Incentive Award of $125,350 and Restricted Stock Unit ("RSU") Award of 74,613 RSUs if Mr. Roswell remained continuously employed through the End Date, as defined therein. The Stay Agreement provided that it would end on the earliest to occur of a financing plan for the Mt. Hope Project approved by the Board of Directors, a Change of Control (as defined in Mr. Roswell's Change of Control, Severance, Confidentiality and Non-Solicitation Agreement; involuntary termination (absent cause); or January 15, 2015. These awards vested and were paid to Mr. Roswell on January 15, 2015. Effective January 14, 2015, we agreed to grant Mr. Roswell 179,093 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2015 through January 15, 2016. These awards vested and were paid to Mr. Roswell on January 15, 2016. Effective January 16, 2016, we agreed to grant Mr. Roswell 80,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2016 through January 15, 2017. These awards vested and were issued to Mr. Roswell on January 15, 2017. Lastly, effective January 16, 2017, we agreed to grant Mr. Roswell 240,000 RSUs, subject to his execution of a new Stay Incentive Agreement covering the period from January 16, 2017 through January 16, 2018.

Change of Control—Employment Agreements

        Generally, for purposes of the executive employment agreements, a change of control occurs if:

  •
  Any single holder (or group acting in concert) acquires ownership of 50% or more of the outstanding common stock or combined voting power of the Company (under the present capitalization, outstanding stock and voting power is the same). The following acquisitions are excluded: (a) acquisition of shares from the Company; and (b) acquisition of shares by the Company or by any employee benefit plan sponsored by the Company; or

  •
  There is a business combination (a merger, reorganization, etc.) involving the Company and another company unless substantially all of the holders who owned shares of the Company before the combination own more than half of the shares of the company resulting from the combination in substantially the proportion that they owned our shares and no one (including a group acting in concert) owns more than one-half of the resulting company. In other words, generally, if we merged with another company and our stockholders owned more than one-half of the resulting company there would not be a change of control. If they owned less than 50%, a change of control would have occurred; or

  •
  The current (incumbent) members of the Company's Board no longer constitute at least a majority of the Board; provided, however, that an individual that becomes a director whose election or nomination was approved by at least a majority of the directors serving on the incumbent Board is considered as though such individual was a member of the incumbent Board unless the individual assumed the office as a result of an actual or threatened election contest or solicitation of proxies or consents on the person's behalf; or

  •
  All or substantially all of our operating assets are sold to an unrelated party; or

  •
  Our stockholders approve a liquidation or dissolution of the Company.

2006 Equity Incentive Plan

        In general, under the terms of the 2006 Equity Incentive Plan, in the event of a change in control (as defined in each of the plans), outstanding awards will either be assumed or substituted by the surviving corporation or automatically become fully vested and exercisable for a limited period of time.

Severance and Change in Control Payments

        The following is a summary of potential payments payable to our named executive officers upon termination of employment or a change in control of the Company under each circumstance assuming the event occurred on December 31, 2016. Actual payments would be paid in a lump sum and may be more or less than the amounts described below. In addition, the Company may enter into new arrangements or modify these arrangements, from time to time, as was done in January 2017.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL ON DECEMBER 31, 2016

        The following are estimated payments that would be provided to each of our named executive officers in the event of termination of the named executive officer's employment assuming a termination date of December 31, 2016.

Name	Base Salary ($)	Incentive Award ($)	Value of Accelerated Vesting of Equity Awards(1) ($)
Bruce D. Hansen(2)
Termination without cause or for good reason as a result of a change of control	$1,100,000	$1,412,500	$68,481
Termination without cause unrelated to change of control	275,000	—	—
Lee M. Shumway(3)
Termination without cause or for good reason as a result of a change of control	551,500	137,875	32,471
Termination without cause unrelated to change of control	$137,875	$—	$—
Robert I. Pennington(3)
Termination without cause or for good reason as a result of a change of control	594,000	148,500	79,366
Termination without cause unrelated to change of control	148,500	—	—
R. Scott Roswell(3)
Termination without cause or for good reason as a result of a change of control	531,500	132,875	32,471
Termination without cause unrelated to change of control	132,875	—	—

(1)
Amounts are based upon our closing stock price of $0.25 per share on December 31, 2016. Amount includes the value of accelerated vesting of stock awards; accelerated vesting of SARs and accelerated vesting of stock options, to the extent the option exercise price exceeded the closing stock price of our common stock on December 31, 2016. The amounts do not include potential exercise of vested stock options. See the "Outstanding Equity Awards at December 31, 2016" table for information regarding vested stock options.

(2)
Includes a change of control payment equal to two times his base salary, 100% of his annual target incentive payment, and payment of his $1,000,000 major financing award to the extent not already paid. In the event of his termination without cause he is entitled to a payment equal to two times his base salary. In the event of his termination for good reason he is entitled to a payment equal to one times his base salary.

(3)
In the event of his termination without cause as a result of a change of control, or one year following the closing of the change of control, or election of termination for "good reason" he is entitled to two years of his base salary, 100% of his annual target incentive payment, and vesting of all of his outstanding stock awards.

DIRECTOR COMPENSATION

        The following table lists compensation information for fiscal 2016 for our directors and our secretary who were not employees. Mr. Hansen, who is also our Chief Executive Officer, does not receive any separate compensation for his service as a director. Mr. Hansen's compensation is fully reflected in the Summary Compensation Table and, as appropriate, in the other tables above.

        On the recommendation of the Compensation Committee, at its June 16, 2011 meeting the Board approved guidelines for share ownership for directors. The current guideline amount is equal to a multiplier of four times each director's individual retainer from the Company. The Board also set a target of five years for each director to reach his/her ownership guideline level. As of December 31, 2016, all non-employee Directors had reached their target ownership, except for Mr. Zhang who was appointed to the Board in December 2015. Effective September 7, 2013, we implemented a cost reduction and personnel retention program, which was maintained throughout 2016 and continues into 2017, which included reductions in base cash compensation for members of the Board of Directors, as well as our executive officers and senior management employees.

        Columns required by SEC rules are omitted where there is no amount to report.

Name	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	Total ($)
Ricardo M. Campoy	$79,500	$5,000	$84,500
Mark A. Lettes	53,250	5,000	58,250
Gary A. Loving	40,500	5,000	45,500
Gregory P. Raih	47,250	5,000	52,250
Nelson F. Chen(2)	14,700	5,000	19,700
Tong Zhang	33,000	5,000	38,000
Michael K. Branstetter(3)	$15,000	$2,000	$17,000

(1)
These amounts do not represent the actual amounts paid to or realized by these individuals. These amounts represent the aggregate grant date fair value for grants during the fiscal year, computed in accordance with applicable accounting rules (FASB ASC Topic 718), excluding the amount of estimated forfeitures. For information regarding the assumptions used to calculate the grant date fair value, see Note 9 to the Consolidated Financial Statements contained in our Annual Report on Form 10-K for the year ended December 31, 2016. As of December 31, 2016, the aggregate number of shares of our common stock underlying outstanding option awards and the number of shares of restricted stock for each non-employee director and our secretary was zero.

(2)
As discussed below, Mr. Chen's term as a director expired on June 8, 2016 at the 2016 Annual Meeting.

(3)
Michael K. Branstetter serves as our secretary.

Director and Secretary Compensation Program

        The following table describes the payments to be made by us under our director and secretary compensation program:

Director
Annual Retainer	$40,000 total paid quarterly in arrears*
Board Meeting Fee	$1,000 paid quarterly in arrears*
Audit Committee Chair	$10,000 total paid quarterly in arrears*
Other Committee Chairs	$5,000 total paid quarterly in arrears*
Board Chair Annual Retainer	$80,000 total paid quarterly in arrears(1)*
Committee Meeting Fee	$1,000 paid quarterly in arrears*
Sign-on Equity	20,000 shares(2)
Annual Equity	25,000 shares(3)
Resignation Equity	5,000 shares(4)
Secretary
Annual Retainer	$20,000 total paid quarterly in arrears*
Annual Equity	10,000 shares(3)

*
During 2016, all cash compensation for Directors remained reduced by 25% from the amounts listed above as part of our cash conservation program implemented in September 2013.

(1)
Board Chair annual retainer is paid to the Board Chair in lieu of the annual retainer paid to other directors and is cash only.

(2)
Represents the number of full-value, fully vested shares of common stock granted upon election to the Board.

(3)
Represents the number of full-value, fully vested shares of common stock granted annually on the first business day after January 1. New directors receive a pro-rated grant, based upon the time of joining the Board (in addition to the Sign-on Equity award).

(4)
Represents the number of full-value, fully vested shares granted upon approval by the Compensation Committee if a director is asked to resign.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        We do not have any interlocking relationships between any member of our Compensation Committee or Board and any of our executive officers that would require disclosure under the applicable rules promulgated under the U.S. federal securities laws.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and special reports, proxy statements and other information with the United States Securities and Exchange Commission, or the SEC. Our SEC filings are available to the public from our web site at http://www.generalmoly.com or from the SEC's web site at http://www.sec.gov. The information on our website is not incorporated by reference into and is not made a part of this proxy statement. You may also read and copy any document we file at the SEC's public reference room located at 100 F Street, NE, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms.

 ADDITIONAL STOCKHOLDER INFORMATION

Stockholder Proposals and Recommendations for Director Nominees for the 2018 Annual Meeting

        We anticipate that we will hold our 2018 Annual Meeting of Stockholders within 30 days before or after June 8, 2018. If you wish to submit a proposal for inclusion in our proxy materials to be circulated in connection with our 2018 Annual Meeting of Stockholders, you must send the proposal to the Company at the address below. The proposal must be received no later than December 29, 2017 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.

        For stockholder proposals submitted outside of the process described above, the Company's bylaws require that advance written notice of a stockholder proposal for matters to be brought before an annual stockholders' meeting be received by the Company not less than 90 days or more than 120 days before the first anniversary date of the immediately preceding annual stockholders' meeting. Accordingly, notice of stockholder proposals for the 2018 Annual Meeting must be received by the Company between February 8, 2018 and March 10, 2018. In addition, among other requirements set forth in the SEC's proxy rules, you must have continuously held at least $2,000 in market value or 1% of our outstanding stock for at least one year by the date you submit the proposal, and you must continue to own such stock through the date of the meeting.

        Stockholder proposals and recommendations for director nominees should be sent to General Moly, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd., Suite 115 Lakewood, Colorado 80401.

Householding

        As permitted by applicable law, we intend to deliver only one copy of certain of our documents, including proxy statements, annual reports and information statements to stockholders residing at the same address, unless such stockholders have notified us of their desire to receive multiple copies thereof. Any such request should be directed to General Moly, Inc. Board of Directors, c/o Corporate Secretary, 1726 Cole Blvd., Suite 115 Lakewood, Colorado 80401 or (303) 928-8599. Upon request, we will promptly deliver a separate copy. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.

Annual Report

        The Company's Annual Report on Form 10-K (excluding exhibits) for the year ended December 31, 2016 was previously provided to all stockholders. An additional copy, including exhibits, will be furnished without charge to any stockholder by writing to the Corporate Secretary at the address above. The Company's Form 10-K may also be accessed at the Company's website at www.generalmoly.com, or at SEC's website at www.sec.gov.

Other Matters

        As of the date of this proxy statement, the Board is not aware of any matters that will be presented for action at the Special Meeting other than those described above. However, if other matters are properly brought before the Special Meeting, the proxies will be voted on those matters at the discretion of the proxy holders.

By Order of the Board of Directors,

Bruce D. Hansen Chief Executive Officer and Chief Financial Officer

Lakewood, Colorado
November 7, 2017

Annex A

Execution Version

INVESTMENT AND SECURITIES PURCHASE AGREEMENT

BETWEEN

GENERAL MOLY, INC.

AND

AMER INTERNATIONAL GROUP CO., LTD.

April 17, 2015

A-i

A-ii

A-iii

Schedules
Schedule 1	Certain Definitions
Schedule 2	General Moly, Inc. Loan Summary of Principal Terms and Conditions
Schedule 3	Regulatory Approvals
Schedule 4	Dispute Resolution
Exhibits
Exhibit A	Molybdenum Supply Agreement Term Sheet
Exhibit B	Form of Stockholder Agreement
Exhibit C	Form of Warrant
Exhibit D	Expense Reimbursement Agreement Term Sheet

A-iv

INVESTMENT AND SECURITIES PURCHASE AGREEMENT

        THIS INVESTMENT AND SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated April 17, 2015 (the "Signing Date"), is between General Moly, Inc., a Delaware corporation (the "Company"), and Amer International Group Co. Ltd., a limited liability company organized under the laws of the People's Republic of China ("Purchaser"). The Company and Purchaser shall each be referred to herein as a "Party" and collectively as the "Parties". Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed to such terms in Schedule 1.

RECITALS

        A.    The Company desires to issue and sell to Purchaser and Purchaser desires to acquire from the Company, on the terms and subject to the conditions in this Agreement, (1) 40,000,000 shares (the "Offered Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") at the Per Share Price, and (2) warrants to purchase 80,000,000 shares of Common Stock (the "Offered Warrants") exercisable at the Per Share Price (the Offered Shares, together with the Offered Warrants, the "Offered Securities").

        B.    The Offered Securities will be issued upon the satisfaction of the conditions set forth in Section 7.1. Upon the Loan Execution, the Offered Securities will constitute approximately 51% of the Company's fully diluted shares of Common Stock.

        C.    Purchaser has agreed to endeavor with the Company to procure and support a loan from one or more Prime Chinese Banks to the Company to fund the Company's share of costs (including financing costs) related to the development of the Mt. Hope Project, or approximately US$700 Million (the "Loan"), on substantially similar key terms and conditions as those outlined on Schedule 2, which Loan will be guaranteed by Purchaser.

        D.    The Company desires to grant Purchaser an option, exercisable simultaneously with the Loan Execution, to enter into with the Company a molybdenum supply agreement for the purchase by Purchaser or an Affiliate of Purchaser of molybdenum produced at the Mount Hope Project (the "Molybdenum Supply Agreement"), substantially in accordance with the terms and conditions attached hereto as Exhibit A.

        E.    At the Closing, the Company and Purchaser will enter into a stockholder agreement with respect to certain matters relating to the acquisition and disposition of the Offered Securities (and other shares of Common Stock, if any, owned by Purchaser or any of its Affiliates) and governance of the Company (the "Stockholder Agreement") substantially in the form attached hereto as Exhibit B.

        In consideration of the mutual covenants contained in this Agreement, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

ARTICLE I
ISSUANCE OF SHARES; CLOSING

        1.1    Purchase and Sale of Offered Securities; Closing Payment; Expense Reimbursement Account.

          (a)    Offer and Sale.    On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser the Offered Securities.

          (b)    Closing Payment.    In exchange for the Company's issuance and sale of the Offered Securities to Purchaser on the Closing Date, Purchaser shall pay to the Company in cash an amount equal to (i) the Stock Purchase Price, minus (ii) the Reimbursed Purchaser Expenses (such difference, the "Closing Payment"). In addition to making the Closing Payment, the Company shall pay Purchaser the Arrangement Fee following Closing pursuant to Section 1.2.

          (c)    Reimbursement Account.    On the Closing Date, the Company shall deposit $3,000,000 into an account at a bank to be mutually agreed upon by the Company and Purchaser. Purchaser and the Company shall jointly hold such account pursuant to an expense reimbursement agreement (the "Expense Reimbursement Agreement"), substantially in accordance with the terms and conditions attached hereto as Exhibit D, to be entered into at Closing between Purchaser and the Company. Under the Expense Reimbursement Agreement, funds will be released to Purchaser, the Company or third parties to reimburse such parties for reasonable expenses incurred in connection with the procurement of the Loan under Section 6.4(a) (such expenses, collectively, the "Loan Procurement Expenses").

        1.2    Arrangement Fee.     Upon the initial draw of the Loan, the Company shall deliver or cause to be delivered to Purchaser, by wire transfer of immediately available funds in Dollars, (a) a fee equal to seventy-five one-hundredths of one percent (0.75%) of the committed amount under the Loan (the "Arrangement Fee"), minus (b) the Reimbursed Purchaser Expenses, minus (c) the Loan Procurement Expenses.

        1.3    Closing.     Subject to the satisfaction or waiver of the conditions set forth in Section 7.1, the completion of the purchase and sale of the Offered Shares (the "Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.1 (other than those that by their terms are to be satisfied or waived at the Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Closing is referred to herein as the "Closing Date."

        1.4    Closing Deliveries.

          (a)    Company Deliveries.    At the Closing, the Company shall deliver or cause to be delivered to Purchaser:

              (i)  a certificate or certificates representing the Offered Shares;

             (ii)  a receipt for the Closing Payment;

            (iii)  a duly executed warrant agreement (the "Warrant Agreement"), substantially in the form attached hereto as Exhibit C, evidencing the Offered Warrants, registered in the name of Purchaser;

            (iv)  a duly executed counterpart of the Stockholder Agreement;

             (v)  a duly executed counterpart of the Expense Reimbursement Agreement;

            (vi)  duly executed resignations effective as of the Closing Date from the directors on the Board pursuant to Section 6.13;

           (vii)  a good standing certificate (or its equivalent) for the Company issued by the Secretary of State of the State of Delaware and of such other applicable jurisdictions where the Company is qualified or licensed to do business or own, lease or operate property making such qualification or licensing necessary, dated as of a date within three (3) Business Days prior to the Closing Date;

          (viii)  copies, certified by the Secretary of the Company, of resolutions of the Board authorizing the execution and delivery of this Agreement and the other Transaction Documents, and in each case, such resolutions shall be in full force and effect and not revoked;

            (ix)  the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.1(c);

             (x)  the APERAM Consent; and

            (xi)  such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

          (b)    Purchaser Deliveries.    At the Closing, Purchaser shall deliver or cause to be delivered to the Company:

              (i)  the Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Closing;

             (ii)  a duly executed counterpart of the Warrant Agreement;

            (iii)  a duly executed counterpart of the Stockholder Agreement;

            (iv)  a duly executed counterpart of the Expense Reimbursement Agreement;

             (v)  a written letter of intent, in substantially customary form, from a Prime Chinese Bank to the Company, indicating that such bank has formally endorsed the Loan and with the other banks (if any) will make the Loan on the key terms and conditions substantially set forth on Schedule 2;

            (vi)  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.1(b); and

           (vii)  such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party.

ARTICLE II
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth in the disclosure schedule (the "Disclosure Schedule") delivered by the Company to Purchaser on or prior to the execution of this Agreement, the Company hereby represents and warrants to Purchaser on the Signing Date and the Closing Date as follows:

        2.1    Organization and Standing.     Each of the Company and its Subsidiaries is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority necessary for it to own or lease its properties and assets and to carry on its business as it is now being conducted (and, to the extent described therein, as described in the SEC Reports). Each of the Company and its Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of its businesses makes such qualification necessary, except where any failure to so qualify or be in good standing would not have a Material Adverse Effect. The copies of the Company's certificate of incorporation and bylaws that are listed as exhibits to the Company's Annual Report on Form 10-K for the year ended December 31, 2014 (the "10-K") are complete and correct copies thereof.

        2.2    Capitalization.     The authorized capital stock of the Company consists of 200,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, par value $0.001 per share ("Preferred Stock"). As of March 31, 2015, (i) 93,493,979 shares of Common Stock were issued and outstanding, and (ii) no shares of Common Stock were held in the treasury of the Company or by any Subsidiary of the Company. As of March 31, 2015, 257,779 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding stock options granted pursuant to the Company's equity incentive plans filed with the SEC Reports (the "Plans"), restricted stock units covering 2,359,776 shares of Common Stock were issued under the Company's Plans; 9,535,000 shares of Common Stock were issuable (and such number was reserved for issuance) upon exercise of outstanding warrants to purchase Common Stock (the "Warrants") and up to 8,135,000 shares of Common Stock were issuable (and such number was reserved for issuance) upon conversion of convertible promissory notes (the "Convertible Notes"). As of the Signing Date, the Company had outstanding SARS with respect to not more than 1,803,146 shares of Common Stock as to which not more than zero shares of Common Stock would be issuable based on a price of Common Stock of $0.50 per share. Since March 31, 2015, the Company has not issued any shares of its capital stock, or securities convertible into or exchangeable or exercisable for such capital stock, other than those shares of capital stock reserved for issuance as set forth in this Section 2.2. As of the Signing Date, no shares of Preferred Stock are issued and outstanding. The Company has no stock option, incentive or similar plan other than the Plans. All of the outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable. Except for the preemptive rights held by APERAM under the APERAM Securities Agreement, if any, all of the shares of Common stock subject to issuance under the Plans, Warrants, Convertible Notes and SARS, upon issuance prior to the Closing Date on the terms and conditions specified in the instruments pursuant to which they are issuable, will be duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. The Offered Securities have been duly and validly authorized and when issued, sold and delivered by the Company in accordance with this Agreement, will be validly issued, fully paid and nonassessable. Except as set forth in this Section 2.2, there are no outstanding options, warrants, conversion rights, subscription rights, preemptive rights, rights of first refusal or other rights or agreements of any nature outstanding to subscribe for or to purchase any shares of Common Stock or any other securities of the Company of any kind binding on the Company. Except for the preemptive rights held by APERAM under the APERAM Securities Agreement, if any, the issuance by the Company of the Offered Securities is not subject to any preemptive rights, rights of first refusal or other similar limitation or any other claim, Lien, charge, encumbrance or security interest applicable to the assets of the Company, except those which have been waived. There are no restrictions upon the voting or transfer of any shares of Common Stock pursuant to the Company's certificate of incorporation or bylaws. There are no agreements or other obligations (contingent or otherwise) that may require the Company to repurchase or otherwise acquire any shares of Common Stock.

        2.3    Authorization; Enforceability.     The Company has the corporate power and authority to execute, deliver and perform this Agreement and the other Transaction Documents to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance by it of, and the consummation of the transactions contemplated by, this Agreement and such other Transaction Documents, except Stockholder Approval. No other corporate proceeding on the part of the Company is necessary for the valid execution and delivery by the Company of this Agreement and the other Transaction Documents to which it is a party, and the performance and consummation by the Company of the transactions contemplated by this Agreement and such other Transaction Documents to be performed by the Company, except the Stockholder Approval or as has been obtained or waived. The Company has duly executed and delivered this Agreement and, when executed and delivered by it, will have duly executed and delivered the other Transaction Documents to which it is a party. Assuming the due execution and delivery of this Agreement by Purchaser, this Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Assuming the due execution and delivery of the Transaction Documents to which the Company is a party (other than this Agreement) by Purchaser, each of such

Transaction Documents, when executed and delivered by the Company, will constitute a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        2.4    No Violation; Consents.

          (a)   The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby to be performed by the Company do not and will not (i) assuming that all consents, approvals, authorizations and other actions described in Section 2.4(b) have been obtained and all filings and obligations described in Section 2.4(b) have been made, conflict with, violate or contravene the applicable provisions of any Law of any court or any federal or state government or political subdivision thereof or any agency or other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government (a "Governmental Authority") to or by which the Company or any of its Subsidiaries or any of its or their respective assets is bound, (ii) violate, result in a breach of or constitute (with due notice or lapse of time or both) a default or give rise to an event of acceleration under, or give to others any right of termination, amendment or cancellation of, or give to others a right to require any payment to be made under, any contract, lease, license, permit, loan or credit agreement, mortgage, security agreement, trust indenture or other agreement or instrument to which the Company is a party or by which it or any of its Subsidiaries is bound or to which any of their respective assets is subject, nor result in the creation or imposition of any Lien, security interest, charge or encumbrance of any kind upon any of the assets or capital stock of the Company or any of its Subsidiaries, or (iii) conflict with or violate any provision of the Organizational Documents of the Company or any of its Subsidiaries, except in the case of each of clauses (i) and (ii) above as would not have a Material Adverse Effect.

          (b)   No consent, approval, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by the Company for the execution, delivery and performance of this Agreement and the other Transaction Documents or the consummation of any of the transactions contemplated hereby or thereby, except (i) for applicable requirements, if any, of the Securities Act, the Exchange Act and state securities or "blue sky" laws, for any filings required to be made under the rules and regulations of the NYSE MKT and the Toronto Stock Exchange and for the Stockholder Approval, and (ii) where the failure to obtain such consent, approval, authorization or order or to make such filing or registration would not have a Material Adverse Effect.

        2.5    Compliance with Laws.

          (a)   Since January 1, 2012, (i) each of the Company and its Subsidiaries has complied, and is currently in compliance, with all Laws applicable to the Company or its Subsidiaries or to the operation of their respective businesses or to any assets owned or used by any of the respective businesses of the Company and its Subsidiaries, except where the failure to be in compliance would not reasonably be expected to have a Material Adverse Effect, and (ii) neither the Company nor any of its Subsidiaries has received any written notice that any investigation or review by any Governmental Authority with respect to the respective businesses of the Company and its Subsidiaries or to any assets owned or used by the respective businesses of the Company or its Subsidiaries is pending or that such investigation or review is contemplated.

          (b)   The Company and its Subsidiaries (i) have been in compliance in all material respects with the United States Foreign Corrupt Practices Act of 1977 (the "FCPA") and any other applicable United States and foreign anti-corruption Laws, and (ii) since January 1, 2012, have not, to the knowledge of the Company, been investigated by any Governmental Authority with respect to, or been given written notice by a Governmental Authority or any other Person of, any actual or alleged violation by the Company or its Subsidiaries of the FCPA or any other applicable United States or foreign anti-corruption Laws.

          (c)   To the Company's knowledge, since January 1, 2012, none of the Company or its Subsidiaries has, directly or indirectly through its representatives or any Person authorized to act on its behalf (including any distributor, agent, sales intermediary or other third party), offered, promised, paid, authorized or given, money or anything of value to any Person for the purpose of: (i) unlawfully influencing any act or decision of any Government Official, (ii) inducing any Government Official to do or omit to do an act in violation of a lawful duty, (iii) securing any improper advantage, or (iv) unlawfully inducing any Government Official to influence the act or decision of a government or government instrumentality, in order to obtain or retain business, or direct business to, any Person or entity, in any way.

          (d)   To the Company's knowledge, since January 1, 2012, none of the Company or its Subsidiaries has had a customer or supplier or other business relationship with, is a party to any Contract with, or has engaged in any transaction with, any Person that is the subject of any international economic or trade sanction administered or enforced by the Office of Foreign Assets Control of the United States Department of the Treasury, the United Nations Security Council, the European Union, Her Majesty's Treasury, the United Kingdom Export Control Organization or other relevant sanctions authority.

        2.6    SEC Reports; Financial Condition.

          (a)   The Company has filed all forms, reports and documents required to be filed by the Company with the SEC since December 31, 2011 (the "SEC Reports"). The SEC Reports (including any financial statements filed as a part thereof or incorporated by reference therein) (i) at the time filed (or if amended or superseded by a filing prior to the Signing Date, then on the date of such subsequent filing), complied in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as the case may be, and (ii) did not, at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such subsequent filing), contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements in such Company SEC Reports, in the light of the circumstances under which they were made, not misleading.

          (b)   The audited and unaudited consolidated financial statements of the Company and the related notes thereto contained in the SEC Reports (the "Company Financial Statements") present fairly the financial position of the Company and its Subsidiaries at such date and the results of operations of the Company and its Subsidiaries for the periods set forth therein; provided, however, that the unaudited financial statements are subject to normal year-end adjustments. The Company Financial Statements, including the related notes thereto, have been prepared in accordance with generally accepted accounting principles in the United States as in effect for the periods covered thereby.

          (c)   Except and to the extent set forth on the consolidated balance sheet of the Company and its Subsidiaries as at December 31, 2014 included in the 10-K, neither the Company nor any of its Subsidiaries has any liability or obligation of any nature, except for (i) liabilities or obligations incurred in the ordinary course of business consistent with past practice since December 31, 2014, (ii) liabilities that are not otherwise required to be disclosed in the Company Financial Statements, (iii) liabilities incurred in compliance with the Eureka Budget, or (iv) liabilities that, individually or the aggregate, would exceed One Million Dollars ($1,000,000).

        2.7    Absence of Changes.     Except as set forth in the SEC Reports, since December 31, 2014, there has not been any change, effect, event, occurrence, state of facts or development which, individually or in the aggregate, has resulted in, or would reasonably be expected to result in, a Material Adverse Effect. Since December 31, 2014, each of the Company and its Subsidiaries has operated its business only in the ordinary course of business consistent with past practice and there has not been by or with respect to the Company or its Subsidiaries:

          (a)   any declaration, setting aside, or payment of any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to the capital stock of the Company or its Subsidiaries (other than dividends paid by a wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company) or entry into any agreement with respect to the voting of the capital stock of the Company or its Subsidiaries;

          (b)   (i) any increase in the compensation or benefits payable or to become payable to the directors, officers or employees of the Company or its Subsidiaries (except for increases in accordance with past practices in salaries or wages of employees of the Company or any of its Subsidiaries which are not across-the-board increases), (ii) any grant of rights to severance or termination pay to, or entry into any employment or severance agreement with, any director, officer or other employee of the Company or any of its Subsidiaries, or establishment, adoption, entry into or amendment of any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, or (iii) the taking of any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Employee Benefit Plan;

          (c)   (i) any acquisition (including, without limitation, by merger, consolidation, or acquisition of stock or assets) of any interest in any Person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice and any other acquisitions for consideration that is individually not in excess of Two Hundred Fifty Thousand Dollars ($250,000), or in the aggregate, not in excess of Five Hundred Thousand Dollars ($500,000) for the Company and the Company Subsidiaries taken as a whole, (ii) any incurrence of any indebtedness for borrowed money or issuance of any debt securities or assumption, guarantee or endorsement, or otherwise as an accommodation assumption of responsibility for, the obligations of any Person (other than a wholly-owned Subsidiary of the Company) for borrowed money in a principal amount not, in the aggregate, in excess of One Million Dollars ($1,000,000) for the Company and its Subsidiaries taken as a whole, (iii) any termination, cancelation or written request for any material change in, or agreement to any material change in, any Material Contract other than in the ordinary course of business consistent with past practice, (iv) other than as set forth in the Eureka Budget, the making or authorization of any capital expenditures that are, in the aggregate, in excess of Five Hundred Thousand Dollars ($500,000) for the Company and its Subsidiaries taken as a whole;

          (d)   any change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a Governmental Authority;

          (e)   any waiver, release, assignment, settlement or compromise of any material claims, or any material litigation or arbitration;

          (f)    any material tax election or settlement or compromise of any material liability for Taxes;

          (g)   any write up, write down or write off of the book value of any assets, individually or in the aggregate, for the Company and its Subsidiaries taken as a whole, in excess of One Million

  Dollars ($1,000,000) except for depreciation and amortization in accordance with GAAP consistently applied; or

          (h)   any (i) sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance, or authorization of the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance, of any material property or assets (including Intellectual Property Rights) of the Company or any of its Subsidiaries, except for the sale or purchase of goods in the ordinary course of business consistent with past practice, or (ii) entry into any material commitment or material transaction outside the ordinary course of business consistent with past practice;

          (i)    any agreements or commitments, whether oral or in writing, to take any action described in clauses (a) through (h) of this Section 2.7.

        2.8    Books and Records.     The books and records of the Company and its Subsidiaries have been maintained in accordance with the customary business practices of the Company and its Subsidiaries and in all material respects with Law. The Company has made available to Purchaser copies of the minute books of the Company in the Company's possession.

        2.9    Securities Laws.     All notices, filings, registrations, or qualifications under state securities or "blue sky" laws, that are required in connection with the offer, issuance, sale and delivery of the Offered Securities pursuant to this Agreement, have been, or will be, completed by the Company.

        2.10    No Default.     Subject to Stockholder Approval, the Company and its Subsidiaries are not, and, immediately after the consummation of the transactions contemplated hereby and by the other Transaction Documents to be performed by the Company, will not be, in default of (whether upon the passage of time, the giving of notice or both), (a) any term of its Organizational Documents, (b) any provision of any equity security issued by the Company, or of any agreement, instrument or other undertaking to which the Company or its Subsidiaries is a party or by which it or any of its properties or assets is bound, or (c) the applicable provisions of any Law of any Governmental Authority to or by which the Company or any of its Subsidiaries or any of its assets is bound, which default, in the cause of clauses (b) and (c) above, would either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        2.11    Intellectual Property.     The Company and its Subsidiaries have all material patents, licenses, copyrights and trademarks that are needed to conduct the business of the Company and its Subsidiaries as it is now being conducted (the "Intellectual Property Rights"). To the Company's knowledge the Intellectual Property Rights that the Company (or any of its Subsidiaries) owns are valid and enforceable. To the Company's knowledge the use of such Intellectual Property Rights by the Company (or any of its Subsidiaries) does not infringe upon or conflict with any license, copyright or trademark of any third party, and neither the Company nor any of its Subsidiaries has received written notice of any such infringement or conflict other than with respect to alleged infringements or conflicts. The Company has no knowledge of any infringement of its Intellectual Property Rights by any third party.

        2.12    No Litigation.     Except as disclosed in the SEC Reports, no Action against the Company or any of its Subsidiaries is pending, or, to the Company's knowledge, threatened or contemplated that, if determined adversely, would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        2.13    Material Contracts.     Except as listed or described on the SEC Reports, as of the Signing Date, neither the Company nor any of its Subsidiaries is a party to or bound by any Contract of any of the types described below:

          (a)   any consulting agreement or employment agreement that provides for annual compensation to a Person exceeding Two Hundred Thousand Dollars ($200,000) per year and which cannot be terminated by the Company or Subsidiary party thereto without penalty on notice of sixty (60) days or less;

          (b)   any Contract for capital expenditures or the acquisition of fixed assets in excess of One Million Dollars ($1,000,000);

          (c)   any Contract for the purchase, maintenance or acquisition of materials, supplies, merchandise, equipment, parts or other property or services (other than an ongoing license for, or for support or maintenance of, Software) which will extend over a period of more than twelve (12) months or require remaining aggregate future payments in excess of One Million Dollars ($1,000,000);

          (d)   any Contract that restricts the right of the Company or any Subsidiary to engage in any line of business, compete with any Person or provide any service to any Person in any geographic area;

          (e)   any lease pertaining to any leased real or personal property that provides for a future liability in excess of Two Hundred Fifty Thousand Dollars ($250,000) per year;

          (f)    any Contract relating to the acquisition or disposition of any business, material asset or real property requiring aggregate payments in the future in excess of Five Hundred Thousand Dollars ($500,000) or which contains any material continuing obligations on the part of the Company or Subsidiary party thereto;

          (g)   any Contract relating to the borrowing of money, or the guaranty of another Person's borrowing of money or other obligation, including all notes, mortgages, indentures and other obligations, guarantees of performance, agreements and instruments for or relating to any lending or borrowing, including any indebtedness, in excess of Five Hundred Thousand Dollars ($500,000);

          (h)   any Contract granting any Person a Lien on any assets or properties of the Company or its Subsidiaries, other than Permitted Liens, where the underlying liability is in excess of Five Hundred Thousand Dollars ($500,000);

          (i)    any Contract relating to the development, ownership, licensing or use of any intellectual property rights material to the business of the Company or any Subsidiary other than non-exclusive, end-user licenses for commercially available prepackaged Software with license, maintenance, support and other fees of less than One Hundred Thousand Dollars ($100,000) per year;

          (j)    any bargaining agreement or other Contract with any labor organization, union, association or works council;

          (k)   any Contract with any Governmental Authority; or

          (l)    any partnership, joint venture or other similar agreements or arrangements.

        Copies of each Material Contract have been made available to Purchaser by the Company or are available in the SEC Reports, and such copies are correct and complete as of the Signing Date. Each Material Contract is in full force and effect, and represents a valid and binding obligation of the Company or one of its Subsidiaries, as applicable, and, to the Company's knowledge, the other parties thereto, enforceable against the Company or one of its Subsidiaries, as applicable, in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar Laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Neither the Company, any Subsidiary nor, to the Company's knowledge, any other party to any Material Contract is in material breach of or material default under any Material Contract. Neither the Company nor any Subsidiary has received any written notice of termination of, or dispute under, any Material Contract.

        2.14    Permits.    Each of the Company and its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own and lease its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and, except as disclosed in the SEC Reports, all such Company Permits are valid, and in full force and effect, and there is no action pending or, to the knowledge of the Company, threatened, regarding suspension or cancellation of any of the Company Permits, except for such Company Permits which the failure to possess or to be valid or in full force and effect, or of which the cancellation or suspension would not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, which conflict, default or violation would, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

        2.15    Subsidiaries.    As of the Signing Date, the Company has no subsidiaries other than those set forth in the SEC Reports.

        2.16    Related Party Transactions.     None of the officers, directors, employees or shareholders of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any Contract providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or the advances of money or otherwise requiring payments to or from any such officer, director, employee or shareholder or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any such officer, director, employee or shareholder has a substantial interest or is an officer, director, trustee or partner.

        2.17    Securities Compliance.     The Common Stock is registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and listed on NYSE MKT and the Toronto Stock Exchange. The Company is in material compliance with all NYSE MKT and Toronto Stock Exchange requirements, and the Company has not been contacted by NYSE MKT or the Toronto Stock Exchange, either orally or in writing, concerning any violations or any potential removal of the Common Stock from NYSE MKT or the Toronto Stock Exchange.

        2.18    Environmental Matters.

          (a)   None of the Company nor any of its Subsidiaries is in violation, in any material respect, of any Environmental Law, and the Company has no knowledge of any event or condition that exists or has occurred that is reasonably likely to result in any material violation of any Environmental Law;

          (b)   there are no claims against the Company or any of its Subsidiaries arising under any Environmental Law or concerning the Release of or exposure of persons to any Hazardous Materials; and

          (c)   each of the Company and its Subsidiaries possesses all material Environmental Permits required to operate their respective businesses.

        2.19    Taxes.

          (a)   Each of the Company and its Subsidiaries has timely filed or caused to be filed all Federal Tax Returns and all material foreign, state and local Tax Returns required to have been filed by it, each such Tax Return is true, correct and complete in all material respects and all Taxes required to be paid by the Company and its Subsidiaries with respect to the periods covered by such returns or otherwise due have been paid, except any such Tax the validity or amount of which is being contested in good faith by appropriate proceedings and as to which the Company has set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles in the United States.

          (b)   Neither the Company nor any of its Subsidiaries has received any Tax assessment, written notice of audit, written notice of proposed adjustment or written deficiency notice from any taxing authority, and to the knowledge of the Company, no basis exists for any such Tax assessment, adjustment or deficiency notice.

          (c)   To the knowledge of the Company, the Company and its subsidiaries have withheld and paid (or have caused to be withheld and paid on their behalf) all Taxes required to have been withheld and paid in connection with amounts paid or owing to any third party.

          (d)   Neither the Company nor any of its Subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

        2.20    Section 203 of the DGCL.     Assuming the accuracy of the representations and warranties of Purchaser set forth in Section 3.2(c), the Board has taken all actions necessary or advisable to ensure that Section 203 of the General Corporation Law of the State of Delaware (the "DGCL") does not apply to any of the transactions contemplated by this Agreement (including the purchase of the Offered Securities hereunder).

        2.21    Employees.    Neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strike or material grievance, claim of unfair labor practices, or other collective bargaining dispute within the past three years. Neither the Company nor any of its Subsidiaries has committed any material unfair labor practice and the Company has no knowledge of any organizational effort presently being made or threatened by or on behalf of any labor union with respect to employees of the Company or any of its Subsidiaries. The Company and its Subsidiaries have complied in all material respects with all applicable Laws governing employment or otherwise relating to the employees of the Company and its Subsidiaries including all applicable Laws relating to labor relations, equal employment opportunity and nondiscrimination, wages and hours, immigration and occupational safety and health.

        2.22    Employee Benefits.     Neither the Company nor any of its Subsidiaries, nor any ERISA Affiliate maintains, sponsors, contributes to, has any obligation to contribute to, or has any liability under or with respect to any: (a) "multiemployer plan" within the meaning of Section 3(37) of ERISA; (b) Pension Plan that is subject to Title IV of ERISA or Section 412 of the Code; or (c) Employee Benefit Plan providing health or life insurance or other welfare-type benefits for current or future retired or terminated employees (or any spouse or other dependent thereof) of the Company or any of its Subsidiaries, except as required by Section 601 of ERISA, Section 4980B of the Code or analogous state Law.

        2.23    Real Property.

          (a)   Except as set forth in the SEC Reports, the Company does not own any real property with a book value in excess of Five Hundred Thousand Dollars ($500,000). Section 2.23(a) of the Disclosure Schedule contains a list of all the addresses or general location of all real property leased or primarily used by the Company, in each case as of the Signing Date providing for aggregate annual rental payments in excess of One Hundred Thousand Dollars ($100,000) (the "Leases"). With respect to all real property owned or leased or primarily used by the Company with a book value in excess of Five Hundred Thousand Dollars ($500,000) (the "Real Property"), the Company has quiet possession thereof, and, with respect to leased Real Property, has valid leasehold interests providing rights to use such Real Property, free and clear of all Liens other than Permitted Liens, but subject to the applicable lease agreements. The Company has not received written notice of any pending or threatened condemnation proceeding, or of any sale or other disposition in lieu of condemnation, affecting any of the Real Property.

          (b)   There are no leases, subleases, licenses, concessions or other agreements granting to any party or parties other than the Company the right of use or occupancy of any portion of, or any interest in, any of the Real Property, and there are no outstanding options or rights of first refusal to purchase any of the Real Property in favor of the Company, and to the knowledge of the Company, there are no outstanding options or rights of first refusal to purchase any of the Real Property in favor of any third party. No Real Property is used for any material purpose other than the conduct of the Company's business.

          (c)   The Company has made available to Purchaser a true, correct and complete copy of each of the Leases not otherwise included in the SEC Reports, and (i) each Lease is legal, valid, binding and enforceable against the Company and to the knowledge of the Company, against the other parties thereto, except as may be limited by applicable bankruptcy, insolvency or similar legal requirements affecting creditors' rights generally or by general equitable principles, (ii) neither the Company nor, to the knowledge of the Company, any other party to any Lease, has waived any material term or condition thereof, and all covenants under any Lease to be performed by the Company have been performed in all material respects, and to the knowledge of the Company, all covenants under any Lease to be performed by any other party to any Lease, have been performed in all material respects, (iii) neither the Company, nor, to the knowledge of the Company, any other party to any Lease, is in breach or default under such Lease in any material respect, and (iv) the Company has not collaterally assigned or granted any security interest in any Lease or any interest therein.

        2.24    Tangible Assets.     The Company and its Subsidiaries have good and valid title to or good and valid leasehold interests in all material items of tangible properties and assets owned or leased by the Company or such Subsidiary and reflected in the Company Financial Statements (the "Tangible Assets"), free and clear of all Liens, other than Permitted Liens. The Tangible Assets are in good operating condition (normal wear and tear excepted), and are fit in all material respects for use in the ordinary course of business.

        2.25    Insurance Policies.     The Company has made available to Purchaser copies of the declaration pages of all material Insurance Policies, and such copies are correct and complete and have not been amended. Each of the Insurance Policies is in full force and effect. There has been no material claim made under an Insurance Policy at any time during the twelve (12) months ending on the Signing Date. None of the Company or any of its Subsidiaries has received written notice under any Insurance Policy denying or disputing any claim (or coverage with respect thereto) made by the Company or its Subsidiaries regarding the termination, cancellation or material amendment of, or material premium increase with respect to, any Insurance Policy, in each case, at any time during the twelve (12) months ending on the Signing Date.

        2.26    Brokers Fees.     No broker, investment banker, financial advisor, finder or similar intermediary has acted for or on behalf of, or is entitled to any brokers', finders or similar fee or other commission from the Company or any of its Affiliates in connection with this Agreement or the transactions contemplated hereby.

 ARTICLE III
REPRESENTATIONS, WARRANTIES AND COVENANTS OF PURCHASER

        Purchaser hereby acknowledges, represents, warrants and agrees as follows:

        3.1    Authorization; Enforceability; No Violations.

          (a)   Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has all requisite power and authority to execute, deliver and perform the terms and provisions of this Agreement and the other Transaction Documents to which it is a party and has taken all necessary action to authorize the execution, delivery and performance by it of, and the consummation of the transactions contemplated by, this Agreement and such other Transaction Documents.

          (b)   The execution, delivery and performance by Purchaser of this Agreement and the other Transaction Documents to which it is a party and the consummation by Purchaser of the transactions contemplated hereby or thereby to be performed by it do not and will not violate any provision of (i) its Organizational Documents, or (ii) any law, statute, rule, regulation, order, writ, injunction, judgment or decree to which it is subject, except in the case of clause (ii), as would not prevent or materially delay the consummation of the transactions contemplated by this Agreement or the other Transaction Documents. Purchaser has duly executed and delivered this Agreement. Assuming the due execution and delivery hereof by the Company, this Agreement constitutes the legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law). Assuming the due execution and delivery of the other Transaction Documents (other than this Agreement) by the other parties thereto, each of such Transaction Documents, when executed and delivered by Purchaser will constitute a legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        3.2    Securities Act Representations; Legends.

          (a)   Purchaser understands and agrees that: (i) the offering and sale of the Offered Securities to be issued and sold hereunder are intended to be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), (ii) the initial offer and sale of the Offered Securities issuable hereunder have not been registered under the Securities Act or any other applicable securities laws and such securities only may be transferred or otherwise resold in accordance with the provisions of Regulation S or Rule 144 under the Securities Act, pursuant to an effective registration statement under the Securities Act and any other applicable securities laws or if an exemption from such registration requirements is available, and (iii) the Company is required to register any resale of the Offered Securities, if any, under the Securities Act and any other applicable securities laws only to the extent provided in this Agreement.

          (b)   Purchaser represents that the Offered Securities to be acquired by Purchaser pursuant to this Agreement are being acquired for its own account and not with a view to, or for sale in connection with, any distribution thereof or in violation of the Securities Act or any other securities laws that may be applicable.

          (c)   Purchaser represents that, prior to the consummation of the transactions contemplated by this Agreement or the other Transaction Documents to which it is a party, it is not an Affiliate of the Company. Neither Purchaser nor any of its "affiliates" or "associates" (as defined in Section 203 of the DGCL) is, nor at any time during the past three (3) years has been, an "interested stockholder" of the Company (as defined in Section 203 of the DGCL). Purchaser does not own directly or indirectly, and has not at any time during the past three years owned, beneficially or otherwise, any shares of Common Stock.

          (d)   Purchaser acknowledges that no representations have been made to Purchaser by or on behalf of the Company in connection with the offering and sale of the Offered Securities hereunder other than those as set forth herein, and Purchaser represents that it is not subscribing for the Offered Securities as a result of, or in response to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting.

          (e)   Purchaser has had the opportunity to read the SEC Reports and has been afforded the opportunity to ask questions of the Company. Purchaser understands that its investment in the Offered Securities is speculative and involves a high degree of risk. Purchaser acknowledges that it has carefully evaluated the merits and risks of such an investment, including the risk factors set forth in the SEC Reports.

          (f)    Purchaser acknowledges that the Offered Securities will be endorsed with restrictive legends, substantially in the following form, that prohibit their transfer except in accordance therewith: "THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF (I) SUCH REGISTRATION OR (II) AN EXEMPTION THEREFROM AND, IF REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT" and, if applicable, "THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A STOCKHOLDER AGREEMENT DATED AS OF [    •    ], 2015, COPIES OF WHICH ARE AVAILABLE FROM GENERAL MOLY, INC. UPON REQUEST, AND ANY SALE, PLEDGE, HYPOTHECATION, TRANSFER, ASSIGNMENT OR OTHER DISPOSITION OF SUCH SECURITIES IS SUBJECT TO SUCH STOCKHOLDER AGREEMENT". Purchaser agrees that the Offered Securities are only transferable on the books of the Company in accordance with, and that the Company will refuse to register any transfer of the Offered Securities not made in accordance with, the restrictions set forth in restrictive legends to which they are subject, and the Stockholder Agreement, if applicable.

          (g)   Purchaser is (i) an "accredited investor" within the meaning of Rules 501(a)(l), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (ii) a "qualified institutional buyer" as defined in Rule 144A under the Securities Act.

          (h)   Purchaser either alone or with the assistance of its professional advisors, is a sophisticated investor and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Offered Securities and of making an informed investment decision and understands and has fully considered for purposes of this investment the risk of loss of all monies invested in the Company.

        3.3    Investment Decision by Purchaser.     Purchaser understands that nothing in this Agreement or any other materials presented to it in connection with the purchase and sale of the Offered Securities constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Offered Securities.

        3.4    Compliance with Laws.     Purchaser (i) has been in compliance in all material respects with the FCPA and any other applicable United States and foreign anti-corruption Laws, and (ii) since January 1, 2012, has not, to the knowledge of Purchaser, been investigated by any Governmental Authority with respect to, or been given written notice by a Governmental Authority or any other Person of, any actual or alleged violation by the Company or its Subsidiaries of the FCPA or any other applicable United States or foreign anti-corruption Laws.

        3.5    Consents.    Subject to the accuracy of the Company's representations and warranties herein, no material consent, approval, authorization or order of, or filing or registration with, any Governmental Authority or other Person is required to be obtained or made by Purchaser for the execution, delivery and performance of this Agreement or the consummation of any of the transactions contemplated hereby except for the approval of the Governmental Authorities set forth on Schedule 3.

ARTICLE IV
REGISTRATION RIGHTS

        4.1    Shelf Registration.     On or before the date that is nine months following the Closing Date, the Company shall file a registration statement with the SEC to effect the registration of the Registrable Securities under the Securities Act (such registration statement and the prospectus included therein being referred to as the "Registration Statement") for a public offering of Common Stock then beneficially owned by Purchaser or any of its Affiliates or issuable to Purchaser or any of its Affiliates upon exercise of any option, warrant or other security convertible into or exercisable for Common Stock (the "Registrable Securities"). Such offering shall be made on a continuous basis pursuant to Rule 415 under the Securities Act ("Rule 415"). If Rule 415 limits the number of Registrable Securities permitted to be registered on a Registration Statement otherwise required to be filed by the Company hereunder, the Company shall promptly file an additional Registration Statement covering any Registrable Securities excluded from such prior Registration Statement. The Company shall also use reasonable best efforts to cause such Registrable Securities to be qualified in such jurisdictions as Purchaser may reasonably request.

        4.2    Company Obligations.     In connection with the Registration Statement, the Company shall:

          (a)   prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement, and such documents and reports to be incorporated by reference into the Registration Statement, as necessary to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities;

          (b)   furnish to Purchaser such number of copies of Registration Statements and prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as Purchaser may from time to time reasonably request;

          (c)   promptly furnish to Purchaser copies of any comments that the SEC provides in writing to the Company pertaining to a Registration Statement, and any responses thereto from the Company to the SEC;

          (d)   promptly provide notice to Purchaser when a Registration Statement or any post-effective amendment thereto the same has become effective;

          (e)   use its reasonable best efforts to qualify the Registrable Securities for offer and sale under such other securities or blue sky laws of such jurisdictions in the United States as Purchaser reasonably requests;

          (f)    use its reasonable best efforts to cause all such Registrable Securities to be listed on NYSE MKT or the Toronto Stock Exchange or any other applicable securities exchange or quoted on each inter-dealer quotation system on which the Common Stock is then listed or quoted;

          (g)   pay all expenses incurred in connection with such registration, including registration and filing fees with the SEC, reasonable fees and expenses of counsel and other advisors to Purchaser and the Company, printers' and accountants' fees, fees and expenses of compliance with securities or blue sky laws and fees and expenses incurred in connection with the listing or quotation of the Registrable Securities; provided, however, that any underwriting discounts, underwriting commissions, or underwriting fees attributable to the sale of the Registrable Securities shall be borne by Purchaser;

          (h)   enter into customary agreements (including underwriting agreements in customary form) if requested by Purchaser, including representations and warranties by the Company and other terms and provisions that are customarily contained in underwriting agreements generally with respect to secondary distributions, including customary lock up provisions, indemnification and contribution provisions in favor of the underwriters and customary agreements as to the provision of opinions of counsel and accountants' letters; and

          (i)    otherwise cooperate with Purchaser, any underwriters, the SEC and other regulatory agencies and take all actions and execute and deliver or cause to be executed and delivered all documents necessary to effect the registration of any Registrable Securities.

        4.3    Registration Statement Effectiveness; Piggyback Registrations.

          (a)   The Company shall use reasonable best efforts to have the Registration Statement declared effective under the Securities Act as promptly as practicable after filing thereof with the SEC. The Company shall use reasonable best efforts to cause the Registration Statement to continue to be effective until the date that Purchaser has either disposed of or has the ability to dispose of all Registrable Securities without any volume or manner of sale restrictions pursuant to Rule 144 of the Securities Act ("Effective Period"), and, during such period, to cause the Registration Statement and the prospectus contained therein to be updated as reasonably deemed necessary by the Company or required by the Securities Act or the Exchange Act to enable Purchaser to resell the Registrable Securities.

          (b)   If at any time during the Effective Period, the Company shall determine to prepare and file with the SEC a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans) then, not fewer than twenty (20) Business Days prior to the effective date of such registration statement, the Company shall send to Purchaser a written notice of such determination and, if within ten (10) Business Days after the date of such notice, Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities Purchaser requests to be registered, provided that Purchaser agrees to the same terms and conditions regarding method of sale applicable to the securities otherwise being sold through such registration. If such registration statement relates to an underwritten public offering and the underwriter of such proposed offering advises the Company and Purchaser that, in its opinion, the number of securities requested to be included in the registration statement (including securities to be sold by Purchaser or any other security holder) exceeds the number which can be sold in such offering within an acceptable price range, then the Company shall include in such registration statement first the registrable securities required to be registered pursuant to a request under the

  APERAM Securities Agreement, second the Registrable Securities Purchaser proposes to register, and third any securities the Company or any other security holder proposes to register.

          (c)   Promptly upon any registration statement filed pursuant to this Section 4.3 being declared effective by the SEC, the Company will file a related form of final prospectus pursuant to Rule 424(b) promulgated under the Securities Act.

          (d)   Purchaser agrees to indemnify (to the fullest extent permitted by applicable law) the Company, its officers, directors, employees and agents and each underwriter and selling broker, if any, and each person, if any, who controls the Company (within the meaning of the Securities Act), against liabilities, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of any statement contained in a registration statement (including any Registration Statement), or any amendment or supplement thereto, that Purchaser provided to the Company in writing explicitly for use in such registration statement, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in such registration statement, in the circumstances in which they are made, not be misleading; provided that in no event will the aggregate amount Purchaser be required to pay pursuant to such indemnification obligations exceed the greater of the aggregate purchase price paid by Purchaser hereunder and the amount of the net proceeds received by Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company hereby agrees to indemnify (to the fullest extent permitted by applicable law) Purchaser, its officers, directors, employees and agents and each underwriter and selling broker, if any, and each person, if any, who controls Purchaser (within the meaning of the Securities Act) against liabilities, losses, claims, damages, actions or expenses (including, in each case, under the Securities Act or the Exchange Act) arising by reason of (i) any statement (other than a statement provided by Purchaser as described above) in or incorporated by reference in a registration statement (including any Registration Statement), or any amendment or supplement thereto, being actually or allegedly false or misleading or actually or allegedly omitting to state a material fact necessary to be stated in order that the statements made in or incorporated by reference in such registration statement, in the circumstances in which they are made, not be misleading, or (ii) any actual or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities laws or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities laws in connection with a registration statement.

          (e)   To the extent a claim for indemnification under this Section 4.3 is unavailable (by reason of public policy or otherwise) or insufficient to hold harmless an indemnified party in respect of any losses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, was taken or made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any losses shall be deemed to include, subject to the limitations set forth herein, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for herein had been available to such party in accordance with its terms.

          (f)    The Parties hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof, including the provisions of this Section 4.3, and are fully informed regarding such provisions.

        4.4    Suspension.    Upon delivery of a notice (a "Suspension Notice") to Purchaser, the Company may suspend the use of any Registration Statement if: (a) in the good faith and reasonable judgment of the Board, after consultation with counsel, such suspension is necessary to delay disclosure of material non-public information that would be seriously detrimental to the Company, and the Board concludes, as a result, that it is in the best interest of the Company to suspend use of the Registration Statement at such time, and (b) the Company furnishes to Purchaser a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board, it would be seriously detrimental to the Company to disclose such material non-public information and that it is, therefore, in the best interest of the Company to suspend availability of the Registration Statement at such time; provided, however, that (i) the Company shall have the right to suspend use of the Registration Statement for a period (a "Blackout Period") of not more than (A) twenty (20) consecutive trading days, and (B) an aggregate of forty-five (45) days during any twelve (12) month period, (ii) the Company shall not defer its obligation in this manner more than two times during any 12-month period, and (iii) the Effective Period shall be extended for the amount of time that the Registration Statement is unavailable due to such a deferral. Upon receipt of a Suspension Notice, Purchaser shall discontinue disposition of Registrable Securities pursuant to a Registration Statement until such Blackout Period has ended. The Company shall be permitted to enter stop transfer instructions with the Company's transfer agent with respect to the Registrable Securities during any Blackout Period.

        4.5    Current Public Information.     As long as Purchaser owns any Registrable Securities that are not otherwise eligible for sale as contemplated by Rule 144 under the Securities Act, the Company shall use reasonable best efforts to file all required reports with the SEC, or otherwise make available "adequate current public information" about itself, within the meaning of Rule 144(c) under the Securities Act, to potentially make available to Purchaser the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities without registration.

ARTICLE V
CONDUCT OF BUSINESS PENDING THE CLOSING

        5.1    General.    The Company agrees that, between the Signing Date and the earlier of (x) the Closing and (y) the expiration or termination of this Agreement (the "Pre-Closing Period"), except as specifically permitted by any other provision of this Agreement:

          (a)   the business of the Company and its Subsidiaries shall be conducted in, and the Company and its Subsidiaries shall not take any action except in, the ordinary course of business consistent with past practice; and

          (b)   subject to Section 5.2(f), the Company shall use its reasonable best efforts to keep available the services of the officers and key employees of the Company and its Subsidiaries and to preserve relationships with vendors with which the Company or any of its Subsidiaries has significant business relationships.

        5.2    Pre-Closing Covenants.     Except as specifically permitted by any other provision of this Agreement or as set forth in the Disclosure Schedule, the Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, do, or agree to do, any of the following during the Pre-Closing Period without the prior written consent of Purchaser:

          (a)   amend or otherwise change its certificate of incorporation or by-laws or equivalent organizational documents;

          (b)   (i) issue, sell, pledge, dispose of, grant, transfer, encumber, or authorize the issuance, sale, pledge, disposition, grant, transfer or encumbrance of any shares of capital stock of, or other equity interests in, the Company or any of its Subsidiaries of any class, or securities convertible or exchangeable or exercisable for any shares of such capital stock or other equity interests, or any options, warrants or other rights of any kind to acquire any shares of such capital stock or other equity interests or such convertible or exchangeable securities, or any other ownership interest (including, without limitation, any such interest represented by contract right) of the Company or any of its Subsidiaries, other than (A) the issuance of shares of Common Stock upon the exercise of options, warrants and convertible notes outstanding as of the date hereof in accordance with their terms and (B) issuances of securities in connection with existing contractual preemptive rights, if any, under Section 6.2(a) of the APERAM Securities Agreement; provided, however, that in the case of (B) the number of Offered Shares and Offered Warrants shall increase on a pro rata basis so that Purchaser will receive Offered Securities constituting the same percentage of shares of Common Stock on a fully diluted basis that Purchaser would have received had such issuances not occurred, (ii) sell, pledge, dispose of, transfer, lease, license, guarantee or encumber, or authorize the sale, pledge, disposition, transfer, lease, license, guarantee or encumbrance of, any material property or assets (including Intellectual Property Rights) of the Company or any of its Subsidiaries, except pursuant to existing contracts or commitments or the sale or purchase of goods in the ordinary course of business consistent with past practice, or (iii) enter into any material commitment or material transaction outside the ordinary course of business consistent with past practice;

          (c)   other than dividends or distributions from Eureka Moly to the Company that are permitted under the Eureka Moly LLC Agreement and approved by the manager of Eureka Moly, declare, set aside, make or pay any dividend or other distribution (whether payable in cash, stock, property or a combination thereof) with respect to any of its capital stock (other than dividends paid by a wholly-owned Subsidiary of the Company to the Company or to any other wholly-owned Subsidiary of the Company) or enter into any agreement with respect to the voting of its capital stock;

          (d)   reclassify, combine, split, subdivide or redeem, purchase or otherwise acquire, directly or indirectly, any of its capital stock, other equity interests or other securities;

          (e)   other than pursuant to the Eureka Budget, (i) acquire (including, without limitation, by merger, consolidation, or acquisition of stock or assets) any interest in any person or any division thereof or any assets, other than acquisitions of assets in the ordinary course of business consistent with past practice and any other acquisitions for consideration that is individually not in excess of Two Hundred and Fifty Thousand Dollars ($250,000), or in the aggregate, not in excess of Two Hundred and Fifty Thousand Dollars ($250,000) for the Company and the Company Subsidiaries taken as a whole, (ii) incur any indebtedness for borrowed money or issue any debt securities or assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person (other than a wholly-owned Subsidiary of the Company) for borrowed money in a principal amount, in the aggregate, in excess of Two Hundred and Fifty Thousand Dollars ($250,000) for the Company and its Subsidiaries taken as a whole, (iii) terminate, cancel or request any material change in, or agree to any material change in, any Material Contract other than in the ordinary course of business consistent with past practice, (iv) make or authorize any capital expenditures that are, in the aggregate, in excess of Two Hundred and Fifty Thousand Dollars ($250,000) for the Company and its Subsidiaries taken as a whole, or (v) enter into or amend any contract, agreement, commitment or arrangement that, if fully performed, would not be permitted under this Section 5.2(e);

          (f)    except as required by contractual commitments or corporate policies with respect to severance or termination pay in existence on the date of this Agreement and disclosed in the SEC

  Reports or Section 5.2(f) of the Disclosure Schedule: (i) materially increase the compensation or benefits payable or to become payable to its directors, officers or employees (except for increases in accordance with past practices in salaries or wages of employees of the Company or any of its Subsidiaries which are not across-the-board increases), (ii) grant any rights to severance or termination pay to, or enter into any employment or severance agreement with, any director, officer or other employee of the Company or any of its Subsidiaries, or establish, adopt, enter into or amend any collective bargaining, bonus, profit sharing, thrift, compensation, stock option, restricted stock, pension, retirement, deferred compensation, employment, termination, severance or other plan, agreement, trust, fund, policy or arrangement for the benefit of any director, officer or employee, except to the extent required by applicable Law or the terms of a collective bargaining agreement in existence on the date of this Agreement, or (iii) take any affirmative action to amend or waive any performance or vesting criteria or accelerate vesting, exercisability or funding under any Employee Benefit Plan;

          (g)   (i) pre-pay any long-term debt, except in the ordinary course of business in an amount not to exceed Two Hundred and Fifty Thousand Dollars ($250,000) in the aggregate for the Company and its Subsidiaries taken as a whole, or pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, contingent or otherwise), except in the ordinary course of business consistent with past practice and in accordance with their terms, (ii) accelerate or delay collection of notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of business consistent with past practice, (iii) accelerate payment of any account payable in advance of its due date other than in the ordinary course of business consistent with past practice, or (iv) vary the Company's inventory practices in any material respect from the Company's past practices;

          (h)   make any change in accounting policies or procedures, other than in the ordinary course of business consistent with past practice or except as required by GAAP or by a Governmental Authority;

          (i)    waive, release, assign, settle or compromise any material claims, or any material litigation or arbitration;

          (j)    make any material tax election or settle or compromise any material liability for Taxes;

          (k)   modify, amend or terminate, or waive, release or assign any material rights or claims with respect to any confidentiality or standstill agreement to which the Company is a party;

          (l)    write up, write down or write off the book value of any assets, individually or in the aggregate, for the Company and its Subsidiaries taken as a whole, in excess of Two Hundred and Fifty Thousand Dollars ($250,000), except for depreciation and amortization in accordance with GAAP consistently applied;

          (m)  except as permitted by, and in accordance with, Sections 6.1 or 6.8, take any action to exempt or make not subject to (i) the provisions of Section 203 of the DGCL, or (ii) any other state takeover law or state law that purports to limit or restrict business combinations or the ability to acquire or vote shares; or

          (n)   authorize or enter into any agreement or otherwise make any commitment to do any of the foregoing.

ARTICLE VI
ADDITIONAL AGREEMENTS

        6.1    Agreement to Call Stockholder Meeting.     The Company shall call a meeting of its stockholders (the "Stockholders Meeting") to be held as promptly as practicable for the purpose of considering and voting upon (a) the issuance of the Offered Securities, (b) the amendment of the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock up to 1,000,000,000, (c) provide for, at the election of the Board, a reclassification of Common Stock to effect a reverse stock split, and (d) each other matter required to be approved by such stockholders in connection with the this Agreement, the other Transaction Documents and transactions contemplated hereby and thereby (collectively, the "Stockholder Approval").

        The Company will, through its Board, subject to its fiduciary obligations, recommend that its stockholders approve the Stockholder Approval. The Company shall use reasonable best efforts to solicit proxies in favor of the Stockholder Approval and otherwise to secure the required vote of its stockholders; provided, however, the Company may, through its Board, withdraw, change, amend, modify or qualify its recommendation that its stockholders approve the Stockholder Approval (a "Change of Recommendation") if the Company has complied with the provisions of Section 6.7 and 6.8 and the applicable provisions of Section 8.3.

        6.2    Proxy Statement; Other Commission Filings.

          (a)   As soon as reasonably practicable after the execution of this Agreement, but in any event within thirty (30) days following the Signing Date, the Company shall file with the SEC a preliminary proxy statement (the "Proxy Statement") for the Stockholders Meeting which may be combined with the Company's annual meeting of stockholders. The Proxy Statement shall be in form and substance reasonably satisfactory to the Parties. The Company shall respond promptly to any comments of the SEC and shall use reasonable best efforts to cause the Proxy Statement to be cleared by the SEC as promptly as practicable after such filing after which the Company shall promptly mail the definitive Proxy Statement to its stockholders. The Company will notify Purchaser promptly of the receipt of any comments from the SEC or its staff or any other government officials and of any request by the SEC or its staff or such other government officials for amendments or supplements to the Proxy Statement or any filing incorporated therein or for additional information, and will supply Purchaser with copies of all correspondence between it and any of its representatives, on the one hand, and the SEC or its staff or any other government officials on the other hand, with respect to the Proxy Statement and the transactions contemplated by this Agreement. The Company shall provide Purchaser with a reasonable opportunity to review and comment on drafts of the Proxy Statement (including each amendment or supplement thereto) and all responses to requests, if any, for additional information by and replies to comments of the SEC, prior to filing such with, or sending such to, the SEC. Whenever any Party becomes aware of any event that is required to be set forth in an amendment or supplement to the Proxy Statement or any other filing with the SEC in connection with this Agreement, or the transactions contemplated hereby or thereby, such party shall promptly inform the other parties of such occurrence. The Company shall promptly prepare and, with Purchaser's prior approval (which shall not be unreasonably withheld or delayed), file with the SEC any such amendment or supplement and, following clearance thereof, if applicable, mail such amendment or supplement to its stockholders. To the extent information regarding Purchaser is required for the preparation of the Proxy Statement, Purchaser shall promptly provide such information to the Company upon request.

          (b)   Until consummation of the transactions contemplated by this Agreement or earlier termination of this Agreement, the Company shall timely file all reports, registration statements, proxy or information statements and other documents required to be filed by it with the SEC (collectively, the "Other Filings"), each of which filings shall comply with all applicable requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC under each such act and other applicable Laws. The Company shall promptly notify Purchaser and its counsel of all filings with the SEC made by the Company prior to the consummation of the transactions contemplated by this Agreement or earlier termination of this Agreement.

          (c)   The Company agrees that none of the information included or incorporated by reference (i) in the Proxy Statement and any amendment or supplement thereto, at the date of mailing to shareholders and at the time of the Stockholders Meeting, and (ii) in any Other Filings, at the time of filing and at any distribution or dissemination thereof, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company's covenants in clauses (i) and (ii) above will not apply to statements or omissions included in the Proxy Statement or any Other Filings based upon information furnished in writing to the Company by Purchaser specifically for use therein. The Company agrees that the Proxy Statement, and any amendments or supplements thereto, when filed by the Company with the SEC, or when distributed or otherwise disseminated to the Company's shareholders, as applicable, will comply with the applicable requirements of the Exchange Act and the rules and regulations of the SEC under such act and other applicable Laws.

          (d)   The information supplied by Purchaser for the purpose of inclusion in the Proxy Statement shall not, on the date the Proxy Statement is first mailed to the Company's stockholders, and at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

        6.3    Listing Applications.     The Company shall apply to list the Offered Securities for trading on the NYSE MKT and will use reasonable best efforts to cause such listing to be effective as of the Closing, subject to official notice of issuance.

        6.4    Assistance in Procuring Loan; Purchaser Option.

          (a)   Purchaser shall use its reasonable best efforts to assist the Company to procure from one or more Prime Chinese Banks, the Loan for the Company in accordance with the terms and conditions set forth on Schedule 2, including a guarantee of the Loan as required by such Prime Chinese Bank or Banks.

          (b)   The Company hereby grants Purchaser an option to enter into the Molybdenum Supply Agreement with the Company simultaneously with the Loan Execution. Purchaser may exercise such option by providing the Company with written notice thereof at any time from the Signing Date until the day prior to the Loan Execution.

        6.5    Consents.

          (a)   Each of the Company and Purchaser shall use reasonable best efforts to take or to cause to be taken all actions, and to do, or to cause to be done, all things necessary, proper or advisable to obtain all required consents, approvals and waivers for the consummation of the transactions contemplated by this Agreement and the other Transaction Documents, including, without limitation, obtaining the consents and approvals from any third parties or Governmental Authorities (including those identified in Schedule 3), including giving all required notices and making all required filings with respect thereto.

          (b)   The Company shall use reasonable best efforts to obtain the APERAM Consent.

        6.6    Covenants Concerning the Parties.

          (a)   Each Party shall be obligated to furnish prompt written notice of each of the following to the other Party: (i) the occurrence of any material breach or default by such Party under this Agreement; (ii) the filing or commencement of any action, suit or proceeding by or before and Governmental Authority against or affecting such Party that, if adversely determined, would reasonably be expected to result in any condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied, or otherwise materially delay or make unlikely the Closing or the Loan Execution, (iii) any other development, review, request, requirement or proceeding that would reasonably be expected to result in any condition to the obligations of any party to effect the transactions contemplated by this Agreement not to be satisfied, or otherwise materially delay or make unlikely the Closing or the Loan Execution. Each notice delivered under this Section shall be accompanied by a statement of an officer of such setting forth the details of the event or development requiring such notice; provided, however, that that delivery of any notice under this Section 6.6(a) shall not cure any breach of any representation or warranty requiring disclosure of such matter prior to the date of this Agreement or otherwise limit or affect the remedies available hereunder to the Party receiving such notice.

          (b)   Each Party shall act in good faith and use reasonable best efforts to facilitate the completion of the transactions contemplated under this Agreement and the other Transaction Documents on the terms and conditions set forth in this Agreement and the other Transaction Documents.

          (c)   Purchaser acknowledges that some of the information disclosed by the Company pursuant to this Agreement will be confidential information or material non-public information of the Company. Purchaser shall keep all such information confidential in accordance with the provisions of the NDA Agreement.

          (d)   Each Party shall materially comply with all Laws, including the FCPA and other applicable anti-corruption Laws.

        6.7    No Solicitation.

          (a)   None of the Company or any of its Subsidiaries shall, directly or indirectly, take (and the Company shall not authorize or permit any of its officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives or, to the extent within the Company's control, other Affiliates to take) any action to (i) encourage (including by way of furnishing non-public information), solicit, initiate or facilitate any Alternative Proposal, (ii) enter into any agreement with respect to any Alternative Proposal or enter into any agreement, arrangement or understanding requiring it to abandon, terminate or fail to consummate the sale of the Offered Securities or any other transaction contemplated by this Agreement, or (iii) participate in any discussions or negotiations with, or furnish any information to, any person in connection with, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or could reasonably be expected to lead to, any Alternative Proposal; provided, however, that if, at any time prior to obtaining the Stockholder Approval, the Board determines in good faith, after consultation with outside counsel, that it would otherwise constitute a breach of the directors' fiduciary duties to stockholders, the Company may, in response to a Superior Proposal and subject to the Company's compliance with Sections 6.1, 6.7 and 6.8, (x) furnish information with respect to the Company to the person making such Superior Proposal pursuant to a customary confidentiality agreement, the benefits of the terms of which are no more favorable to the other party to such confidentiality agreement than those in place with Purchaser, and (y) participate in discussions with the person making such Superior Proposal (including discussions with such person upon receipt of the Alternative Proposal that may be deemed necessary by the Board to determine whether such Alternative Proposal constitutes a Superior Proposal). Upon execution of this Agreement, the Company shall cease immediately and cause to be terminated any and all existing discussions or negotiations with any parties conducted heretofore with respect to an Alternative Proposal and promptly request that all confidential information with respect thereto furnished on behalf of the Company be returned.

          (b)   The Company shall, as promptly as practicable (and in no event later than thirty-six (36) hours after receipt thereof), advise Purchaser of any inquiry received by it relating to any potential Alternative Proposal and of the material terms of any proposal or inquiry, including the identity of the person and its affiliates making the same, that it may receive in respect of any such potential Alternative Proposal, or of any information requested from it or of any negotiations or discussions being sought to be initiated with it, shall furnish to Purchaser a copy of any such proposal or inquiry, if it is in writing, or a written summary of any such proposal or inquiry, if it is not in writing, and shall keep Purchaser fully informed on a prompt basis with respect to any developments with respect to the foregoing.

          (c)   Except in accordance with Sections 6.1, 6.7 and 6.8, neither the Board nor any committee thereof shall (i) undertake a Change of Recommendation, or (ii) cause the Company to enter into any letter of intent, agreement in principle, acquisition agreement or other similar agreement related to any Alternative Proposal.

        6.8    Change of Recommendation.

          (a)   Notwithstanding anything in Sections 6.1 and 6.7 to the contrary, at any time prior to the receipt of the Stockholder Approval, the Board may make a Change of Recommendation following receipt of an unsolicited bona fide written proposal or offer (an "Offer"), by a Person or group (as defined in Section 13(d) of the Securities Exchange Act), including any amendment or modification to any existing Offer, with respect to an acquisition of beneficial ownership by such Person or group of (i) at least twenty-five percent (25%) of the assets of, equity interests in, or businesses of, the Company (whether pursuant to a single or multi-step transaction or series of related transactions), or (ii) a merger, consolidation, recapitalization or other transaction that results in the issuance, disposition or sale of twenty-five percent (25%) or more of the voting power of the Company (an "Alternative Proposal"), which the Board determines, in the exercise of its fiduciary duties, is a Superior Proposal, in each case, if the Board has determined in good faith after consultation with the Company's outside legal counsel that the failure to take such action would constitute a breach of the fiduciary duties of the members of the Board under applicable Delaware Law and the Company first complies with Section 6.8(b).

          (b)   Prior to the Company taking any action permitted under Section 6.8(a), the Company shall provide Purchaser with seven (7) Business Days' prior written notice (it being understood and agreed that any material amendment to the applicable Alternative Proposal shall require a new notice and an additional five (5) Business Day period) advising Purchaser that the Board intends to take such action and providing to Purchaser a notice of such Offer (containing the principal terms and conditions of the Offer), and during such seven (7) Business Day period (or subsequent five (5) business day period), (i) the Company shall negotiate, and cause its representatives to negotiate, with Purchaser and its representatives in good faith (to the extent Purchaser wishes to negotiate) to enable Purchaser to determine whether to propose revisions to the terms of this Agreement or any other Transaction Document such that such Alternative Proposal would no longer constitute a Superior Proposal, and (ii) the Company shall consider in good faith any proposal by Purchaser to amend the terms and conditions of this Agreement or any other Transaction Document such that such Alternative Proposal would no longer constitute a Company Superior Proposal.

          (c)   Nothing contained in this Agreement shall prohibit the Company or the Board from (i) disclosing to the Company's stockholders a position contemplated by Rules 14d-9 and 14e-2(a)

  promulgated under the Exchange Act, or (ii) making any disclosure to its stockholders if the Board has reasonably determined in good faith after consultation with the Company's outside legal counsel that the failure to do so would constitute a breach of the fiduciary duties of the members of the Board under applicable Delaware Law; provided that this Section 6.8(c) shall not permit the Board to make a Change of Recommendation except in compliance with Section 6.8(a) and Section 6.8(b).

          (d)   All information provided to Purchaser under this Section 6.8 shall be held in confidence in accordance with the terms of the NDA Agreement (whether or not then in effect).

        6.9    Certain Tax Covenants.     Notwithstanding any provision in this Agreement to the contrary, the Company will deduct and withhold any and all amounts required to be withheld and paid to any taxing authority in respect of any payments to be made to Purchaser (including any amounts paid by the Company in respect of the Arrangement Fee or the Company Break Fee). In no event will the Company pay any "additional amounts" or "gross-up" payments to any party under this Agreement in order to compensate such party for any reduction in the net after-tax proceeds it receives as a result of any amounts deducted and withheld by the Company.

        6.10    Access to Information.     Except as required pursuant to any confidentiality agreement or similar agreement or arrangement to which the Company or any of its Subsidiaries is a party (which such person shall use its reasonable best efforts to cause the counterparty to waive), from the Signing Date to the Closing Date, the Company shall, and shall cause each of its Subsidiaries and representatives to: (a) provide to Purchaser and its representatives access at reasonable times upon prior notice to the officers, employees, agents, properties, offices and other facilities of such party and its subsidiaries and to the books and records thereof, and (b) furnish promptly such information concerning the business, properties, contracts, assets, liabilities, personnel and other aspects of such party and its subsidiaries as Purchaser or its representatives may reasonably request. No investigation conducted pursuant to this Section 6.9 shall affect or be deemed to modify or limit any representation or warranty made in this Agreement or any other Transaction Document.

        6.11    Further Assurances.     In case at any time after the Closing any further action is necessary or desirable to carry out the purposes of this Agreement, the Company and Purchaser will take such further action as the other party may reasonably request, all at the sole cost and expense of the requesting Party.

        6.12    Publicity.    Upon execution of this Agreement, the Parties shall issue a mutually agreed press release concerning this Agreement and the transactions contemplated hereby. Other than such joint press release, no Party shall, nor shall such Party permit its Affiliates to, issue any press release or public announcement concerning this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby without obtaining the prior written approval of the other Party, which approval will not be unreasonably withheld or delayed. Notwithstanding the foregoing, each of the Parties may issue such press release or public announcement and make such filings with any Governmental Authority (including the SEC) if, in the reasonable judgment of counsel to such Party, such disclosure or filing is otherwise required by applicable laws or by the applicable rules of any stock exchange on which such Party lists its securities; provided that the disclosing Party shall use its reasonable best efforts to consult with the other Party with respect to the text thereof if possible under applicable laws and by the applicable rules of such stock exchanges.

        6.13    Board Representation.     The Company shall provide, as of the Closing, the resignation and releases of the directors designated by the Company in conjunction with the appointment of the Purchaser Nominees. The Company agrees to use reasonable best efforts to cause the Board, at the Closing, to be comprised of eight (8) individuals, of whom two (2) individuals shall be nominated by Purchaser consistent with the terms of the Stockholder Agreement (the "Purchaser Nominees"), subject to requirements of applicable Law and under the rules of the NYSE MKT.

ARTICLE VII
CONDITIONS

        7.1    Closing.

          (a)    Conditions to the Obligations of Each Party.    The obligations of each Party to effect the transactions relating to the Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

            (i)    No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

            (ii)    Stockholder Approval.    The Company shall have received the Stockholder Approval.

            (iii)    Required Approvals.    Purchaser shall have received the approvals set forth in Schedule 3.

          (b)    Conditions to the Obligations of the Company.    The obligations of the Company to effect the transactions relating to the Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

            (i)    Representations and Warranties.    Each of the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

            (ii)    Agreements and Covenants.    Purchaser shall have performed in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Closing.

            (iii)    Closing Deliveries.    Purchaser shall have made all of the deliveries contemplated by Section 1.4(b).

            (iv)    Officer's Certificate.    Purchaser shall have delivered to the Company a certificate, dated the Closing Date, signed by an officer of Purchaser, certifying as to the satisfaction of the conditions specified in Sections 7.1(b)(i) and (ii).

          (c)    Conditions to the Obligations of Purchaser.    The obligations of Purchaser to effect the transactions relating to the Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

            (i)    Representations and Warranties.    Each of the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date) and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Closing as though made on and as of the Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date); provided, however, that with respect to Sections 2.4(b) and 2.17, all references to the Toronto Stock Exchange shall not apply if the Company has delisted, or is in the process of delisting from, the Toronto Stock Exchange.

            (ii)    Agreements and Covenants.    Each of the Company and each of its Subsidiaries shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Closing.

            (iii)    Stockholder Approval.    Purchaser shall have received a true and complete copy of the resolutions of the stockholders of the Company adopting the Stockholder Approval, certified by the Secretary or an Assistant Secretary of the Company.

            (iv)    APERAM Consent.    The Company shall have obtained the APERAM Consent.

            (v)    NYSE MKT Listing.    The Company shall have filed an application for the listing of the Offered Securities with the NYSE MKT and shall have received notification from NYSE MKT that the Offered Securities have been approved for listing, subject to official notice of issuance.

            (vi)    Closing Deliveries.    The Company shall have made all of the deliveries contemplated by Section 1.4(a).

            (vii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(i), (ii) and (viii).

            (viii)    No Material Adverse Effect.    Since the date of this Agreement, there shall not have occurred any Material Adverse Effect, or any change, event, condition, state of facts or development that may, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

            (ix)    Resignation of Directors; Re-Constitution of the Board.    The directors of the Company listed on Section 6.13 of the Disclosure Schedule shall have submitted their resignations in writing to the Company with copies to Purchaser. Such resignations shall be effective as of the Closing. The Purchaser Nominees shall have been appointed or elected as two (2) of the eight (8) members of the Board effective as of the Closing Date.

ARTICLE VIII
TERMINATION

        8.1    Termination.    This Agreement may be terminated and the transactions contemplated by this Agreement may be abandoned at any time prior to the Closing:

          (a)   By mutual written consent of Purchaser and the Company; or

          (b)   By either Purchaser or the Company if:

            (i)    the Closing shall not have occurred on or before December 31, 2015;

            (ii)   any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any order, decree, judgment, injunction or ruling or have issued a denial of approval which is then in effect and is final and nonappealable and has the effect of making consummation of the transactions contemplated by this Agreement or the other Transaction

    Documents illegal or otherwise preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents; or

            (iii)  the Stockholder Approval shall not have been obtained at a duly held meeting of stockholders or at any adjournment thereof.

          (c)   By the Company if:

            (i)    (A) any of the representations or warranties of Purchaser that is qualified as to materiality or material adverse effect shall have become untrue, or any of the representations or warranties of Purchaser that is not so qualified shall have become untrue in any material respect, or Purchaser shall have breached or failed to perform or comply in any material respect with any of its covenants or agreements in this Agreement, and (B) any such misrepresentation or breach cannot be cured or has not been cured within twenty (20) days after the giving of written notice by the Company to Purchaser specifying such breach;

            (ii)   (A) Purchaser makes a general assignment for the benefit of its creditors, (B) Purchaser commences a voluntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law seeking to be adjudicated a bankrupt or insolvent, (C) Purchaser consents to the entry of an order for relief in respect of Purchaser in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law, or (D) a court of competent jurisdiction enters a decision, decree or other order, which decision, decree or other order remains unstayed and in effect for sixty (60) days, under any law relating to bankruptcy, insolvency or reorganization that is for relief against Purchaser in an involuntary case, that appoints a custodian of Purchaser or for a substantial part of its property or that orders the winding up or liquidation of Purchaser; or

            (iii)  if, prior to obtaining the Stockholder Approval, (A) the Company is not in material breach of any of the terms of this Agreement, and (B) if permitted by, and in compliance with, Sections 6.1, 6.7 and 6.8, the Board authorizes the Company to enter into a binding written agreement concerning a transaction that constitutes a Superior Proposal.

          (d)   By Purchaser if:

            (i)    (A) any of the representations or warranties of the Company that is qualified as to materiality or Material Adverse Effect shall have become untrue, or any of the representations or warranties of the Company that is not so qualified shall have become untrue in any material respect, or the Company shall have breached or failed to perform or comply in any material respect with any of its covenants or agreements in this Agreement, and (B) any such misrepresentation or breach cannot be cured or has not been cured within twenty (20) days after the giving of written notice by Purchaser to the Company specifying such breach;

            (ii)   there shall have occurred any Material Adverse Effect, or any change, event, condition, state of facts or development that may, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and such Material Adverse Effect is not cured within twenty (20) days after written notice thereof;

            (iii)  (A) The Company, Eureka Moly or Nevada Moly makes a general assignment for the benefit of its creditors, (B) the Company, Eureka Moly or Nevada Moly commences a voluntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law seeking to be adjudicated a bankrupt or insolvent, (C) the Company, Eureka Moly or Nevada Moly consents to the entry of an order for relief in respect of the Company, Eureka Moly or Nevada Moly in an involuntary case or proceeding under any applicable bankruptcy, insolvency or reorganization law, or (D) a court of competent jurisdiction enters a decision, decree or other order, which decision, decree or other order remains unstayed and in effect for sixty (60) days, under any law relating to bankruptcy, insolvency or reorganization that is for relief against the Company or Eureka Moly or Nevada Moly in an involuntary case, that appoints a custodian of the Company or Eureka Moly or Nevada Moly or for a substantial part of its property or that orders the winding up or liquidation of the Company or Eureka Moly or Nevada Moly; or

            (iv)  the Board shall have effected a Change of Recommendation in accordance with Sections 6.1 and 6.8.

        8.2    Effect of Termination.     In the event of the termination of this Agreement pursuant to Section 8.1, this Agreement shall forthwith become void, and there shall be no liability or obligation on the part of any Party, except with respect to (i) Section 6.12, this Section 8.2 and Article IX and (ii) any liabilities or damages incurred or suffered by a party (subject to the provisions of Schedule 4) as a result of the material breach by the other party of any of its representations, warranties, covenants or other agreements set forth in this Agreement or other Transaction Documents; provided that, in circumstances where the Company Break Fee is payable under Section 8.3 such fee shall be the sole remedy with respect to specified basis for termination, and in no event shall the Company be obligated to pay the Company Break Fee on more than one (1) occasion.

        8.3    Payment of Company Break Fee.

          (a)   If this Agreement is terminated pursuant to Section 8.1(c)(iii) or Section 8.1(d)(iv), the Company shall pay Purchaser the Company Break Fee upon such termination, in the case of termination by the Company, or within two (2) Business Days after such termination, in the case of termination by Purchaser.

          (b)   If this Agreement is terminated pursuant to Section 8.1(b)(iii), the Company shall pay Purchaser the Reimbursed Purchaser Expenses upon such termination; provided, however, that if within twelve (12) months of such termination, the Company enters into or consummates a definitive agreement with respect to an Alternative Proposal, the Company shall pay Purchaser within two (2) Business Days following the execution or consummation of such definitive agreement an amount equal to (i) Company Break Fee, minus (ii) the Reimbursed Purchaser Expenses.

          (c)   If this Agreement is terminated pursuant to Section 8.1(b)(i) or Section 8.1(d)(i) and (i) an Alternative Proposal shall have been made to the Company or its stockholders, or any Person shall have publicly announced an intention to make an Alternative Proposal with respect to the Company prior to such termination, and (ii) within twelve (12) months of such termination, the Company enters into or consummates a definitive agreement with respect to an Alternative Proposal, the Company shall pay Purchaser the Company Break Fee within two (2) Business Days following the execution or consummation of such definitive agreement.

ARTICLE IX
MISCELLANEOUS

        9.1    Notices.    All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice under this Section 9.1, and shall be either (a) delivered by hand,

(b) made by telecopy or facsimile transmission, or (c) sent by Federal Express, DHL, UPS or another internationally recognized delivery service.

If to Purchaser:	Amer International Group Co., Ltd 29/F, Block A, East Pacific International Center 7888th Shennan Boulevard Shenzhen 518040, China
	Attention:	Tong Zhang
	Facsimile:	+86.755.2711.8899
With copies to:	ZHONG LUN LAW FIRM 36-37/F,SK Tower, 6A Jianguomenwai Avenue Chaoyang District, Beijing 100022, P.R.China
	Attention:	Jun CHENG
	Facsimile:	+86 10 6568 1838
Latham & Watkins 18th Floor, One Exchange Square 8 Connaught Place, Central Hong Kong
	Attention:	David M. Blumental Allen C. Wang
	Facsimile:	+852.2912.2600
If to the Company:	General Moly, Inc. 1726 Cole Blvd. Suite 115 Lakewood, CO 80401 U.S.A.
	Attention:	Chief Executive Officer
	Facsimile:	+1 (303) 928-8598
With a copy to:	Bryan Cave LLP 1700 Lincoln Street Suite 4100 Denver, CO 80203-4541 U.S.A.
	Attention:	Charles D. Maguire, Jr.
	Facsimile:	+1 (303) 866-0200

        All notices, requests, consents and other communications hereunder shall be deemed to have been given and received (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if by telecopy or facsimile transmission, on the day that receipt thereof has been acknowledged by electronic confirmation or otherwise, or (iii) if sent by internationally recognized delivery service, on the day of actual receipt.

        9.2    Entire Agreement.     This Agreement and the other Transaction Documents, including exhibits or other documents referred to herein and therein, embody the entire agreement and understanding between the Parties with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict the express terms and provisions of this Agreement.

        9.3    Amendments.    The terms and provisions of the Agreement may be modified, amended or waived, or consent for the departure from such terms and provisions may be granted, only by written consent of the Company and Purchaser. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

        9.4    Assignment.    Neither Party may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other Party, provided, however, that Purchaser may assign any of its rights and obligations hereunder, in whole or in part, to any Affiliate of Purchaser without obtaining the consent of the Company and any such assignment shall not relieve Purchaser of its obligations hereunder.

        9.5    Benefit.    All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the Parties and shall inure to the benefit of the respective successors and permitted assigns of each Party. Nothing in this Agreement shall be construed to create any rights or obligations except between the Parties, and no person or entity shall be regarded as a third party beneficiary of this Agreement subject to Sections 4.3(d) and (e).

        9.6    Specific Performance.     The Parties agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or in equity.

        9.7    Governing Law; Language.     This Agreement and the rights and obligations of the Parties hereunder shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to the conflict of law principles thereof that would cause the application of the laws of any jurisdiction other than the State of Delaware. This Agreement has been negotiated and executed by the Parties in English. In the event any translation of this Agreement is prepared for convenience or any other purpose, the provisions of the English version shall govern.

        9.8    Waiver of Jury Trial.     Each of the Parties hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this Agreement or the other Transaction Documents or the transactions contemplated hereby or thereby.

        9.9    Severability.    In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

        9.10    Headings and Captions.     The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or constructions of any of the terms or provisions hereof.

        9.11    Certain Terms.

          (a)   Unless the context of this Agreement otherwise clearly requires, (i) references to the plural include the singular, and references to the singular include the plural, (ii) references to one gender include the other gender, (iii) the words "include," "includes" and "including" do not limit the preceding terms or words and shall be deemed to be followed by the words "without limitation," (iv) the terms "hereof," "herein," "hereunder," "hereto" and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement, (v) references to a day, without the explicit qualification of "business" refers to a calendar day, (vi) references to a month, quarter, year or such other subdivision, without the explicit qualification of "fiscal", refers to a calendar month, quarter, year or other such subdivision, respectively, (vii) all references to "the date hereof," "the date of this Agreement" or similar terms (but excluding references to the date of execution hereof) refer to the Signing Date, notwithstanding that the Parties may have executed this Agreement on a later date, and (viii) references to any Person include such Person's respective successors, assigns, transferees, lessees, heirs, executors and administrators, whether by merger, consolidation, amalgamation, reorganization, sale of assets or otherwise.

          (b)   Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) include and incorporate all exhibits, schedules and other attachments thereto, as amended, modified or supplemented, and (ii) a particular Law referenced herein means such Law as amended, modified, supplemented or succeeded. When a reference is made in this Agreement to Articles, Sections or any other subdivision, such reference is to an Article, a Section or other subdivision of this Agreement, unless otherwise indicated. When a reference is made in this Agreement to a party or parties, such reference is to parties to this Agreement, unless otherwise indicated. Unless otherwise specified, all references to "$" shall be deemed to be references to the lawful currency of the United States.

          (c)   In this Agreement, any reference to the Company's knowledge, and comparable terms including "know," "known," "aware" or "awareness," of a particular fact or other matter means the actual knowledge of the officers of the Company or what they could reasonably be expected to have known in performing their duties in the offices in which they serve or had such individuals conducted a reasonable inquiry under the applicable circumstances. The executive officers of the Company as of the Signing Date are Bruce D. Hansen, Chief Executive Officer, David A. Chaput, Chief Financial Officer, Michael K. Branstetter, Secretary, R. Scott Roswell, Corporate Counsel—VP Human Resources, Lee M. Shumway, Treasurer, and Robert I. Pennington, Chief Operating Officer.

        9.12    No Waiver of Rights, Powers and Remedies.     No failure or delay by a Party in exercising any right, power or remedy under this Agreement, and no course of dealing between the Parties, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a Party, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a Party shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a Party not expressly required under this Agreement shall entitle the Party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the Party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

        9.13    Fees and Expenses.     Except as otherwise set forth in this Agreement or the other Transaction Documents, each of the Parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such Party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

        9.14    Counterparts.    This Agreement may be executed in counterparts (including by facsimile, "PDF" or similar means of electronic communication), each of which shall be deemed an original and all of which together shall constitute one agreement.

        9.15    Rules of Construction.     The Parties agree that they have been represented by counsel during the negotiation, preparation and execution of this Agreement and, therefore, waive the application of any Law, regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the party drafting such agreement or document.

        9.16    Dispute Resolution.     All disputes between the Parties arising out of, relating to or in connection with this Agreement (a "Dispute") and not otherwise settled by agreement between the Parties shall be exclusively and finally settled in accordance with Schedule 4; provided, however, that any dispute arising out of the subject matter covered by Sections 6.1, 6.7 and 6.8 (including, without limitation, the exercise by the Board of its fiduciary duties and the Board effecting a Change of Recommendation) and Section 8.3 shall be brought and determined exclusively in the Court of Chancery of the State of Delaware or, if under applicable Law exclusive jurisdiction over such matter is vested in the federal courts, any court of the United States located in the State of Delaware, and each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect to its property, generally and unconditionally, to the exclusive jurisdiction of the aforesaid courts and agrees that it will not bring any legal action or proceeding with respect to the provisions of this Agreement set forth above or for recognition and enforcement of any judgment in respect thereof in any court other than the aforesaid courts.

[Signature page follows]

        The Company and Purchaser have executed this Investment and Securities Purchase Agreement as of the Signing Date.

GENERAL MOLY, INC.
By:	/s/ BRUCE D. HANSEN
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.
By:	/s/ WENYIN WANG
	Name:	Wenyin Wang
	Title:	Chairman

[SIGNATURE PAGE OF INVESTMENT AND SECURITIES PURCHASE AGREEMENT]

Schedule 1
(to Investment and Securities Purchase Agreement)

Certain Definitions

        For purposes of the Agreement (including this Schedule 1) the following terms and variations thereof have the meanings specified or referred to in this Schedule 1:

        "10-K":    As defined in Section 2.6(a).

        "1933 ACT":    As defined in Section 3.2(f).

        "Action":    Any suit, claim, complaint, charge, investigation, audit or examination, citation, legal proceeding, administrative enforcement proceeding, arbitration proceeding or subpoena of any kind or nature whatsoever, in each case by or before any Governmental Authority.

        "Affiliate":    As defined in Rule 405 under the Securities Act, provided none of the Company and its Subsidiaries shall be deemed an affiliate of Purchaser and neither Purchaser, POS-Minerals, nor any of its respective Affiliates shall be deemed to be an affiliate of the Company or any of its Subsidiaries.

        "Agreement":    As defined in the Preamble.

        "Alternative Proposal":    As defined in Section 6.8(a).

        "APERAM":    APERAM, an entity incorporated in the Grand Duchy of Luxembourg.

        "APERAM Securities Agreement" the Securities Purchase Agreement dated November 19, 2007, between the Company and ArcelorMittal S.A., which has been assigned to APERAM.

        "APERAM Consent":    An executed letter or other document of APERAM setting forth (a) APERAM's intention with respect to the exercise of its rights under Section 6.2(a) of the APERAM Securities Agreement and (b) APERAM's confirmation that (i) it either (A) waives its rights under Section 6.3(a) of the APERAM Securities Agreement or (B) agrees that such rights are not applicable to the transactions contemplated by this Agreement and (ii) it either (X) approves of the transactions contemplated by this Agreement pursuant to Section 6.3(b) of the APERAM Securities Agreement or (Y) agrees that such rights are not applicable to the transactions contemplated by this Agreement.

        "Arrangement Fee":    As defined in Section 1.2.

        "Blackout Period":    As defined in Section 4.4.

        "Board":    The Board of Directors of the Company.

        "Business Day":    A day other than a Saturday, Sunday or other day on which commercial banks in New York City or Beijing, China are authorized or required by Law to close.

        "Change of Recommendation" As defined in Section 6.1.

        "Closing":    As defined in Section 1.3.

        "Closing Date":    As defined in Section 1.3.

        "Closing Payment":    As defined in Section 1.1(b).

        "Code":    The Internal Revenue Code of 1986, as amended.

        "Common Stock":    As defined in Recital A.

        "Company":    As defined in the Preamble.

Schedule 1

        "Company Break Fee":    An amount equal to five percent (5%) of the Stock Purchase Price, payable in cash.

        "Company Financial Statements":    As defined in Section 2.6(b).

        "Company Permits":    As defined in Section 2.14.

        "Contract":    Any agreement, arrangement, understanding, note, mortgage, indenture, lease, deed of trust, license, plan, instrument or other contract.

        "Convertible Notes":    As defined in Section 2.2.

        "DGCL":    As defined in Section 2.20.

        "Disclosure Schedule":    As defined in Article II.

        "Dispute":    As defined in Section 9.16.

        "Dispute Negotiation Notice":    As defined in Schedule 4.

        "Dollars":    The lawful currency of the United States.

        "Effective Period":    As defined in Section 4.3(a).

        "Employee Benefit Plan":    Any "employee benefit plan" as defined in Section 3(3) of ERISA.

        "Environmental Law":    Any Law relating to the protection of the environment or the exposure of persons to, or remediation of, any Hazardous Materials, in each case as in effect as of the Signing Date.

        "Environmental Permits":    Any permits, licenses, certifications, authorizations or any other approvals issued by any Governmental Authority relating to the operation of the business of the Company and its Subsidiaries pursuant to any Environmental Law.

        "Equity Securities":    Common Stock and any other securities issued by the Company representing equity interests in the Company.

        "ERISA":    The Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate":    Each entity that is treated as a single employer with the Company for purposes of Section 414(b), (c), (m) or (o) of the Code.

        "Eureka Budget":    The operating budget and business plan of Eureka Moly, as set forth in the Disclosure Schedule.

        "Eureka Moly":    Eureka Moly, LLC, a Delaware limited liability company.

        "Eureka Moly LLC Agreement":    The Amended and Restated Limited Liability Company Agreement of Eureka Moly, dated February 26, 2008, by and between Nevada Moly LLC and POS-Minerals Corporation, as amended.

        "Exchange Act":    As defined in Section 2.17.

        "Expense Reimbursement Account":    As defined in Section 1.1(c).

        "Expense Reimbursement Agreement":    As defined in Section 1.1(c).

        "FCPA":    As defined in Section 2.5(b).

        "GAAP":    Generally accepted accounting principles as applied in the United States.

        "Governmental Authority":    As defined in Section 2.4(a).

Schedule 1

        "Government Official":    (a) Any official, officer, employee, representative or any person acting in an official capacity for or on behalf of any Governmental Authority, (b) any political party or party official or candidate for political office, (c) any public international organization or any department or agency thereof, or (d) any Person or other entity owned in whole or in part, or controlled by any Person described in the foregoing clauses (a), (b) or (c) of this definition.

        "Hazardous Material":    "Hazardous substances," as defined by the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. § 9601 et seq.; "hazardous wastes," as defined by the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq.; petroleum or petroleum products; radioactive material, including, without limitation, any source, special nuclear, or by-product material, as defined in 42 U.S.C. §2011 et seq.; asbestos in any form or condition; toxic mold; polychlorinated biphenyls; and any other material, chemical, substance or waste regulated under any Environmental Law.

        "Insurance Policies":    All insurance policies maintained by the Company and its Subsidiaries, including, but not limited to, general liability, product liability, comprehensive general liability and umbrella insurance policies.

        "ICC":    As defined in Schedule 4.

        "Intellectual Property Rights":    As defined in Section 2.11.

        "Law":    Any applicable U.S. federal, state or local or any foreign (including the People's Republic of China) statute, code, ordinance, decree, rule, regulation or general principle of common or civil law or equity.

        "Leases":    As defined in Section 2.23.

        "LIBOR":    The rate per annum quoted by Bloomberg, or any other comparable services based upon quotes from the London Interbank Offered Rate from the British Bankers Association as quoted for U.S. Dollars by for determining the one (1) month LIBOR rate. The Index is to be strictly interpreted and is not intended to serve any other purpose other than providing an index to determine the interest rate used herein.

        "Lien":    Any mortgage, pledge, hypothecation, hypothec, right of others, claim, security interest, encumbrance, lease, sublease, license, occupancy agreement, adverse claim or interest, easement, right-of-way, levy, covenant, encroachment, burden, deed of trust, title defect, conditional or contingent sale agreement, title retention agreement, voting trust agreement, interest, equity, option, lien, right of first refusal, charge or other restrictions or limitations of any nature whatsoever, other than restrictions on the offer and sale of securities under U.S. Federal and state securities Laws.

        "Loan":    As defined in Recital C.

        "Loan Execution":    The entry into the Loan by the parties thereto.

        "Loan Procurement Expenses":    As defined in Section 1.1(c).

        "Material Adverse Effect":    Any event, circumstance, change or effect that, individually or in the aggregate, (a) has a material adverse effect on the business, assets, operations, properties or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole; provided, however, that no event, circumstance, change or effect arising from the following, either alone or in combination, shall be taken into account when determining whether a Material Adverse Effect has occurred or is reasonably likely to occur: (i) any changes in general United States or global economic conditions, (ii) changes in the industries in which the Company operates, (iii) any change in GAAP or interpretation thereof, (iv) the execution, delivery, pendency or public announcement of this Agreement or the consummation of the transactions contemplated hereby, (v) acts of terrorism or armed hostilities,

Schedule 1

including pursuant to an act of war (whether or not declared), (vi) any change in the market price or trading volume of Common Stock, in any case taken by itself (it being understood that any event, circumstance, change or effect giving rise or contributing to such failure that is not otherwise excluded from the definition of "Material Adverse Effect" may be taken into account), or (vii) any failure by the Company to meet any internal or published projections or forecasts of revenues, earnings or other financial performance, in any case in and of itself (provided that any event, circumstance, change or effect giving rise or contributing to such failure that is not otherwise excluded from the definition of "Material Adverse Effect" may be taken into account), except, in the case of clauses (i) - (iii), to the extent the Company and its Subsidiaries, taken as a whole, are disproportionately impacted thereby relative to other entities operating in the same industry or industries in which the Company and its Subsidiaries operate (in which case the incremental disproportionate impact or impacts may be taken into account in determining whether a "Material Adverse Effect" has occurred), or (b) prevents or materially delays the consummation of the transactions contemplated by this Agreement and the other Transaction Documents; provided, however, that in any event, a Material Adverse Effect shall be deemed to occur if the damages incurred by Purchaser in connection with a breach by the Company of one or more of its representations and warranties in this Agreement exceeds either $2,000,000 individually or $5,000,000 in the aggregate.

        "Material Contracts":    Contracts of the type that are described in clauses (a) through (l) of Section 2.13.

        "Molybdenum Supply Agreement":    As defined in Recital E.

        "Mount Hope Project":    The primary molybdenum property located in Eureka County, Nevada, U.S.A.

        "NDA Agreement":    The Mutual Nondisclosure Agreement between Purchaser and Company executed by the Company on March 13, 2015.

        "Nevada Moly":    Nevada Moly, LLC, a Delaware limited liability company.

        "New York City":    New York, New York, U.S.A.

        "Offer":    As defined in Section 6.8(a).

        "Offered Securities":    As defined in Recital A.

        "Offered Shares":    As defined in Recital A.

        "Offered Warrants":    As defined in Recital A.

        "Organizational Documents":    (a) With respect to a corporation, the certificate or articles of incorporation and bylaws, or the certificate of incorporation and memorandum and articles of association or any equivalent formation or governing documents, (b) with respect to any other Person, any charter or similar document or instrument adopted or filed in connection with the creation, formation, governance or organization of a Person, including any limited partnership agreement for any limited partnership and any operating agreement or limited liability company agreement for any limited liability company, and (c) any amendment to any of the foregoing.

        "Other Filings":    As defined in Section 6.2(b).

        "Party":    As defined in the Preamble.

        "Parties":    As defined in the Preamble.

        "Pension Plan":    As defined in Section 3(2) of ERISA.

Schedule 1

        "Permitted Liens":    (a) Liens for (i) Taxes not yet due and payable as of the Closing Date and (ii) Taxes which are being contested in good faith and for which a reserve, determined in accordance with GAAP, has been established in the Company Financial Statements, (b) local, state and federal laws, ordinances or governmental regulations, including but not limited to, building and zoning laws, ordinances and regulations, now or hereafter in effect relating to any real property, (c) covenants, conditions and restrictions of record not violated by the existing use and improvements, and public and utility easements, (d) statutory Liens of landlords for amounts not yet due and payable, and (e) Liens of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for amounts not yet due and payable.

        "Per Share Price":    The VWAP of the shares of Common Stock for the ninety (90) days prior to the date of this Agreement.

        "Person":    Any individual, firm, corporation, partnership, limited liability company, trust, joint venture, or other entity.

        "Plans":    As defined in Section 2.2.

        "POS-Minerals":    POS-Minerals Corporation, a Delaware corporation.

        "Pre-Closing Period":    As defined in Section 5.1.

        "Preferred Stock":    As defined in Section 2.2.

        "Prime Chinese Bank":    One of the following: (a) China Development Bank, (b) the Export-Import Bank of China, (c) Bank of China, (d) China Construction Bank, (e) Industrial and Commercial Bank of China, and (f) Agricultural Bank of China.

        "Proxy Statement":    As defined in Section 6.2(a).

        "Purchaser":    As defined in the Preamble.

        "Purchaser Nominees":    As defined in Section 6.13.

        "Real Property":    As defined in Section 2.23.

        "Reimbursed Purchaser Expenses":    Fifty percent (50%) of all fees and expenses of law firms, investment banking firms, accountants, experts, consultants and advisors engaged by Purchaser in connection with this Agreement, the other Transaction Documents and the transactions contemplated hereby and thereby, including in connection with performing due diligence, negotiating and documenting this Agreement and the other Transaction Documents; provided, however, that the aggregate amount of Reimbursed Purchaser Expenses shall not exceed $150,000.

        "Registrable Securities":    As defined in Section 4.1.

        "Registration Statement":    As defined in Section 4.1.

        "Release":    Any disposing, placing, releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, disposing, migration or dumping of any Hazardous Materials.

        "Rights":    Securities of the Company exercisable, convertible or exchangeable for or into Equity Securities (with or without consideration) or that carry any right to subscribe for or acquire Equity Securities; provided, however, Rights shall exclude SARs.

        "Rules":    As defined in Schedule 5.

        "Rule 415":    As defined in Section 4.1.

Schedule 1

        "SAR":    A stock appreciation right issued by the Company under its Plans.

        "SEC":    Securities and Exchange Commission.

        "SEC Reports":    As defined in Section 2.6(a).

        "Securities Act":    As defined in Section 3.2(a).

        "Signing Date":    As defined in the Preamble.

        "Software":    Any computer software of any kind and in any form (including source code and executable code), and all related documentation.

        "Stock Purchase Price":    The product of (i) the Offered Shares, multiplied by (ii) the Per Share Price.

        "Stockholder Agreement":    As defined in Recital F.

        "Stockholder Approval":    As defined in Section 6.1.

        "Stockholders Meeting":    As defined in Section 6.1.

        "Subsidiary" or "Subsidiaries" of Purchaser, the Company or any other person means any corporation, partnership, joint venture or other legal entity of which Purchaser, the Company or such other person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, a majority of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

        "Superior Proposal":    Any Alternative Proposal made by a third party which was not solicited in violation of Sections 6.7 and 6.8, that the Board determines in its good faith judgment (after consultation with the Company's outside legal and financial advisors) is more favorable to the Company's stockholders from a financial point of view than the transactions contemplated by this Agreement (including any changes to the terms of this Agreement proposed by Purchaser in response to such Alternative Proposal or otherwise), after considering, among other things, the financial, legal and regulatory aspects of such proposal, whether the Person making the proposal has the financial wherewithal or the ability to obtain through responsible sources the financial wherewithal to consummate the proposal and whether the Alternative Proposal is reasonably likely to be completed as proposed on a timely basis.

        "Suspension Notice":    As defined in Section 4.4.

        "Tangible Assets":    As defined in Section 2.24.

        "Tax" or "Taxes:" All forms of taxation or duties imposed, or required to be collected or withheld, including without limitation any United States federal, state or local, or non-United States, income, gross receipts, franchise, estimated, alternative minimum, add-on minimum, sales, use, transfer, registration, value added, excise, natural resources, severance, stamp, withholding, occupation, premium, windfall profit, environmental, customs, duties, real property, personal property, capital stock, net worth, intangibles, social security, unemployment, disability, payroll, license, employee or other tax or similar levy, of any kind whatsoever, together with any interest, penalties or additions to tax in respect of the foregoing and any transferee liability in respect of the foregoing payable by reason of contract, assumption, transferee liability, operation of Law, Section 1.1502-6(a) of the Treasury Regulations (or any predecessor or successor thereof or any analogous or similar provision under Law) or otherwise.

        "Tax Return(s)":    Any return, declaration, report, claim for refund, information return or other document (including any related or supporting estimates, elections, schedules, statements or

Schedule 1

information) filed or required to be filed in connection with the determination, assessment or collection of any Tax or the administration of any Law relating to any Tax, and where permitted or required, combined or consolidated returns for any group of entities.

        "Trading Price":    On any trading day, the daily volume weighted average price for the Common Stock on NYSE MKT during such trading day beginning at 9:30:01 a.m., New York City time (or such other official open of trading established by NYSE MKT) and ending at 4:00 p.m., New York City time (or such other official close of trading established by NYSE MKT) as reported by Bloomberg Financial Services through its "Volume at Price" function.

        "Transaction Documents":    This Agreement, the Stockholder Agreement, the Warrant Agreement, the Expense Reimbursement Agreement and the Molybdenum Supply Agreement.

        "Tribunal":    As defined in Schedule 4.

        "United States" or "U.S." or "U.S.A.":    The United States of America.

        "US$" or "$":    Dollars.

        "Warrant Agreement":    As defined in Section 1.4(a)(iii).

        "Warrants":    As defined in Section 2.2.

        "VWAP":    For any period of measurement, the arithmetic average (rounded to the nearest whole cent) of the Trading Prices of shares of Common Stock for each consecutive business day during the period of measurement on NYSE MKT immediately preceding the date in question.

Schedule 1

Schedule 2

(to Investment and Securities Purchase Agreement)

General Moly, Inc.
Loan
Summary of Principal Terms and Conditions

Borrower:	General Moly Inc. (the "Company")
Guarantor	Amer International Group Co. Ltd. ("Purchaser"), as required by Lender.
Lender:	One or more Prime Chinese Banks.
Amount:	An amount necessary to fund the Company's share of costs (including financing costs) related to the development of the Mt. Hope Project, or approximately US $700 Million.
Maturity:	12 1/4 years from first drawdown.
Purpose:	To fund the Company's share of costs (including financing costs) related to development of the Mt. Hope Project.
Availability:	Loan Agreement to be signed no later than the date that is the two year anniversary of the Closing Date, available for drawdown from that date until 30 months thereafter.
Repayment:
Semi-annual principal repayments, with the first repayment 30 months after signing of the Loan Agreement. The first two principal installments will be US $1 million each, whilst the Mt. Hope Project ramps up to full production; subsequently installments will be equal.
Front End Fee:	Not greater than RMB 30 million.
Commitment Fee:	Not greater that 1% pa on the undrawn Loan amount.
Interest Rate:	6 month LIBOR plus a spread not greater that 4%.
Security:	Pledge of the assets of the Company and Nevada Moly, its wholly owned subsidiary which holds an 80% interest in Eureka Moly.
Security will not include any pledge of the assets of Eureka Moly.
Prepayments:	Voluntary—at any time without penalty.

Mandatory—40% of the Company's share of project cash flow after payment of all project related costs (including operating, lease, financing, marketing and distribution, administration, taxes, hedging) and funding of reserve accounts and permitted capital expenditures under the Loan Agreement.
Hanlong Shares:
The Company shall use reasonable best efforts to purchase from the Export-Import Bank of China ("CEXIM") the Hanlong Loan, together with all collateral pledged to secure the Hanlong Loan (including the Hanlong Shares) and all other rights of CEXIM under the Hanlong Loan. The purchase price paid by the Company to CEXIM shall be a secured subordinated promissory note made by the Company payable to CEXIM in the original principal amount equal to the outstanding balance of, and accrued and unpaid interest under, the Hanlong Loan.

Schedule 2

"Hanlong Loan": The loan made by CEXIM to Hanlong in 2010 secured by, among other things, a pledge of the Hanlong Shares.
"Hanlong Shares": The 11,843,341 shares of Common Stock held of record by Hanlong (USA) Mining Investment, Inc. and pledged to CEXIM to secure repayment of the Hanlong Loan.
Other Provisions:	Covenants, events of default, and other provisions to be similar to those previously agreed with China Development Bank.

Schedule 2

Schedule 3
(to Investment and Securities Purchase Agreement)

Required Approvals

        1      Approval from or registration with the National Development Reform Commission of the People's Republic of China.

        2.     Approval from or registration with the Ministry of Commerce of the People's Republic of China.

        3.     Approval from or registration with the State Administration of Foreign Exchange of the People's Republic of China.

Schedule 3

Schedule 4
(to Investment and Securities Purchase Agreement)

Dispute Resolution

        (a)   All Disputes not otherwise settled by agreement between the Parties shall be finally settled by binding arbitration under the Rules of Arbitration (the "Rules") of the International Chamber of Commerce (the "ICC") by arbitrators appointed in accordance with the Rules then in effect, except to the extent the Rules conflict with the provisions of this Schedule 4, in which event the provisions of this Schedule 4 shall control. The Parties specifically agree that any time before the Tribunal has been appointed, a party may seek a preliminary injunction or other interim relief before a court of competent jurisdiction to the extent necessary to preserve the status quo or to preserve a party's ability to obtain meaningful relief pending the outcome of the arbitration under this Schedule 4.

        (b)   In the event of any Dispute and before arbitration may be commenced, upon notice by any Party to the other Party to such Dispute (the "Dispute Negotiation Notice"), such Dispute must immediately be referred to one representative of the executive management of the Company designated by the Company and one representative of the executive management of Purchaser designated by Purchaser, who must be authorized to settle the Dispute. Such representatives must promptly meet in a good faith effort to resolve the Dispute. If the representatives so designated do not resolve the Dispute within ten (10) Business Days after the delivery of the Dispute Negotiation Notice, the Dispute will be exclusively and finally resolved by binding arbitration as described in this Schedule 4.

        (c)   The arbitration shall be conducted before a panel of three arbitrators, each of whom must be fluent in English and be neutral and independent of the parties to the Dispute (the "Tribunal"). The claimant shall appoint one arbitrator and the respondent must appoint one arbitrator, as provided in the Rules. The third arbitrator shall be selected by the two arbitrators so appointed; provided that if the two arbitrators so appointed fail to select the third arbitrator within thirty (30) days after the date on which the second of such two arbitrators is appointed, then the third arbitrator shall be appointed by the ICC Court. The third arbitrator, regardless of how selected, shall chair the Tribunal.

        (d)   The place of arbitration shall be Hong Kong SAR. The arbitration shall be conducted in English; provided that (i) any party thereto, at its cost, may provide for the translation of the proceedings into a language other than English, (ii) any party thereto may elect to submit documents or other information to the Tribunal in English, and (iii) any witness whose native language is not English may elect to give testimony in English or in such witness's native language, with simultaneous interpretation into English if such testimony is given in such native language. If simultaneous interpretation is so made, the interpreter will be appointed by the Tribunal. Each party to any arbitration or its legal counsel may also hire an interpreter at such party's own expense, and may participate in the examination and cross-examination of witnesses at any hearing.

        (e)   Unless the Tribunal orders an earlier date or the parties to the arbitration otherwise agree, not less than thirty (30) days before the beginning of the evidentiary hearing, each party to the arbitration shall submit to the other parties to the arbitration the documents that it may use at the hearing and a list of the witnesses whom such party may call at the hearing.

        (f)    The Tribunal shall have no authority to award any indirect, incidental, special, consequential, or punitive damages, and each Party irrevocably waives its right to recover any such damages.

        (g)   The decision of the Tribunal will be final and binding. Any award made in the arbitration will be enforceable in any court of competent jurisdiction, including without limitation in any jurisdiction where one or more of the parties is domiciled or has assets. For purposes of an action for recognition or enforcement of the award, each party irrevocably waives any objection that it might have to personal jurisdiction in the courts of a jurisdiction where one or more of the parties is domiciled or has assets.

Schedule 4

        (h)   Notwithstanding the pendency of any arbitration, the obligations of the Parties under this Agreement will remain in full force and effect; provided that no Party will be considered in default under this Agreement (except for defaults for the payment of money) during the pendency of an arbitration specifically relating to the default. The non-prevailing party in any arbitration shall pay all costs and expenses in connection with such arbitration, unless the Tribunal determines otherwise.

        The parties shall use their reasonable best efforts to encourage the Tribunal to enter a final award resolving the Dispute within 90 days from the appointment of the Tribunal. Notwithstanding any provision to the contrary in this Schedule 4, the parties to any arbitration under this Schedule 4 may agree at any time to discontinue and terminate such arbitration.

Schedule 4

Execution Version

AMENDMENT NO. 1
TO
INVESTMENT AND SECURITIES PURCHASE AGREEMENT

        THIS AMENDMENT NO. 1 TO INVESTMENT AND SECURITIES PURCHASE AGREEMENT, dated November 2, 2015 (this "Amendment"), is between General Moly, Inc., a Delaware corporation, (the "Company"), and Amer International Group Co., Ltd., a limited liability company organized under the laws of the People's Republic of China ("Purchaser"). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

        A.    The Company and Purchaser are parties to the Investment and Securities Purchase Agreement, dated April 17, 2015 (the "Agreement"); and

        B.    The parties desire to amend the Agreement to, among other things, provide for the Offered Securities to be issued in three separate tranches, to make related changes to the board representation provisions of the Agreement, and to modify specified conditions precedent in the Agreement.

        Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

        1.     Recital A of the Agreement is hereby deleted in its entirety and replaced with the following:

          "A.   The Company desires to issue and sell to Purchaser and Purchaser desires to acquire from the Company, on the terms and subject to the conditions in this Agreement, (1) 40,000,000 shares (the "Offered Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") at an aggregate purchase price of $20,000,000, and (2) warrants to purchase 80,000,000 shares of Common Stock (the "Offered Warrants") exercisable at the Per Share Price (the Offered Shares, together with the Offered Warrants, the "Offered Securities")."

        2.     Recital B of the Agreement is hereby deleted in its entirety and replaced with the following:

          "B.  The Offered Securities will be issued in three tranches: (1) the first tranche ("Tranche 1") will consist of 13,333,333 Offered Shares (the "Tranche 1 Shares") and 80,000,000 Offered Warrants (together with the Tranche 1 Shares, the "Tranche 1 Securities"), (2) the second tranche ("Tranche 2") will consist of 12,000,000 Offered Shares (the "Tranche 2 Securities"); and (3) the third tranche ("Tranche 3") will consist of 14,666,667 Offered Shares (the "Tranche 3 Securities"). The Tranche 1 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.1, the Tranche 2 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.2 and the Tranche 3 Securities will be issued upon the satisfaction of the conditions set forth in Section 7.3. Upon the Loan Execution, the Offered Securities will constitute approximately 51% of the Company's fully diluted shares of Common Stock."

        3.     Recital E of the Agreement is hereby deleted in its entirety and replaced with the following:

          "E.  At the Tranche 1 Closing, the Company and Purchaser will enter into a stockholder agreement with respect to certain matters relating to the acquisition and disposition of the Offered Securities (and other shares of Common Stock, if any, owned by Purchaser or any of its Affiliates) and governance of the Company (the "Stockholder Agreement") substantially in the form attached hereto as Exhibit B."

        4.     Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "1.1    Purchase and Sale of Offered Securities; Closing Payment; Expense Reimbursement Account.

            (a)    Offer and Sale.    On the terms and subject to the conditions of this Agreement and in reliance upon the representations and warranties contained herein, Purchaser shall purchase from the Company, and the Company shall issue and sell to Purchaser: (i) the Tranche 1 Securities on the Tranche 1 Closing Date, (ii) the Tranche 2 Securities on the Tranche 2 Closing Date and (iii) the Tranche 3 Securities on the Tranche 3 Closing Date.

            (b)    Closing Payments.

                (i)  In exchange for the Company's issuance and sale of the Tranche 1 Securities to Purchaser on the Tranche 1 Closing Date, Purchaser shall pay to the Company in cash an amount equal to the Stock Purchase Price for the Tranche 1 Shares (the "Tranche 1 Closing Payment").

               (ii)  In exchange for the Company's issuance and sale of the Tranche 2 Securities to Purchaser on the Tranche 2 Closing Date, Purchaser shall pay to the Company in cash an amount equal to the Stock Purchase Price for the Tranche 2 Securities (the "Tranche 2 Closing Payment").

                (i)  (iii)    In exchange for the Company's issuance and sale of the Tranche 3 Securities to Purchaser on the Tranche 3 Closing Date, Purchaser shall pay to the Company in cash an amount equal to (a) the Stock Purchase Price for the Tranche 3 Securities, minus (b) the Reimbursed Purchaser Expenses (such difference, the "Tranche 3 Closing Payment" and, collectively with the Tranche 1 Closing Payment and the Tranche 2 Closing Payment, the "Closing Payments").

              (iv)  In addition to making the Closing Payments, the Company shall pay Purchaser the Arrangement Fee following the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing, as applicable, pursuant to Section 1.2.

            (c)    Reimbursement Account.

                (i)  Within three (3) days of the Tranche 1 Closing Date, the Company shall deposit $2,000,000 from the Tranche 1 Closing Payment into an account (the "Expense Reimbursement Account") at a bank to be mutually agreed upon by the Company and Purchaser. Purchaser and the Company shall jointly hold such account pursuant to an expense reimbursement agreement (the "Expense Reimbursement Agreement"), substantially in accordance with the terms and conditions attached hereto as Exhibit D, to be entered into at the Tranche 1 Closing between Purchaser and the Company. Under the Expense Reimbursement Agreement, funds will be released to Purchaser, the Company or third parties to reimburse such parties for reasonable expenses incurred in connection with the procurement of the Loan under Section 6.4(a) and other mutually agreed upon joint opportunity evaluations and transactions (such expenses, collectively, the "Loan Procurement Expenses").

               (ii)  On the Tranche 2 Closing Date, the Company shall deposit $1,000,000 from the Tranche 2 Closing Payment into the Expense Reimbursement Account."

        5.     Section 1.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "1.3    Closings.

            (a)    Tranche 1 Closing.    Subject to the satisfaction or waiver of the conditions set forth in Section 7.1, the completion of the purchase and sale of the Tranche 1 Securities (the

    "Tranche 1 Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.1 (other than those that by their terms are to be satisfied or waived at the Tranche 1 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Tranche 1 Closing is referred to herein as the "Tranche 1 Closing Date."

            (b)    Tranche 2 Closing.    Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Securities (the "Tranche 2 Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.2 (other than those that by their terms are to be satisfied or waived at the Tranche 2 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Tranche 2 Closing is referred to herein as the "Tranche 2 Closing Date."

            (c)    Tranche 3 Closing.    Subject to the satisfaction or waiver of the conditions set forth in Section 7.3, the completion of the purchase and sale of the Tranche 2 Securities (the "Tranche 3 Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in Section 7.3 (other than those that by their terms are to be satisfied or waived at the Tranche 3 Closing), or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Tranche 3 Closing is referred to herein as the "Tranche 3 Closing Date.""

        6.     Section 1.4 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "1.4    Tranche 1 Closing Deliveries.

            (a)    Company Deliveries.    At the Tranche 1 Closing, the Company shall deliver or cause to be delivered to Purchaser:

                (i)  a certificate or certificates representing the Tranche 1 Shares;

               (ii)  a receipt for the Tranche 1 Closing Payment;

              (iii)  a duly executed warrant agreement (the "Warrant Agreement"), substantially in the form attached hereto as Exhibit C, evidencing the Offered Warrants, registered in the name of Purchaser;

              (iv)  a duly executed counterpart of the Stockholder Agreement;

               (v)  a duly executed counterpart of the Expense Reimbursement Agreement;

              (vi)  a duly executed resignation effective on or before the Tranche 1 Closing Date from the director on the Board, if applicable, pursuant to Section 6.13(a);

             (vii)  a good standing certificate (or its equivalent) for the Company issued by the Secretary of State of the State of Delaware and of such other applicable jurisdictions where the Company is qualified or licensed to do business or own, lease or operate property making such qualification or licensing necessary, dated as of a date within thirty (30) days prior to the Tranche 1 Closing Date;

            (viii)  copies, certified by the Secretary of the Company, of resolutions of the Board authorizing the execution and delivery of this Agreement and the other Transaction Documents, and in each case, such resolutions shall be in full force and effect and not revoked;

              (ix)  the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.1(c);

               (x)  [Intentionally deleted]; and

              (xi)  such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Tranche 1 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

            (b)    Purchaser Deliveries.    At the Tranche 1 Closing, Purchaser shall deliver or cause to be delivered to the Company:

                (i)  the Tranche 1 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 1 Closing;

               (ii)  a duly executed counterpart of the Warrant Agreement;

              (iii)  a duly executed counterpart of the Stockholder Agreement;

              (iv)  a duly executed counterpart of the Expense Reimbursement Agreement;

               (v)  [Intentionally deleted];

              (vi)  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.1(b); and

             (vii)  such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 1 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party."

        7.     A new Section 1.5 shall be added to the Agreement and shall read as follows:

          "1.5    Tranche 2 Closing Deliveries.

            (a)    Company Deliveries.    At the Tranche 2 Closing, the Company shall deliver or cause to be delivered to Purchaser:

                (i)  a certificate or certificates representing the Tranche 2 Securities;

               (ii)  a receipt for the Tranche 2 Closing Payment;

              (iii)  the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.2(c); and

              (iv)  such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Tranche 2 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

            (b)    Purchaser Deliveries.    At the Tranche 2 Closing, Purchaser shall deliver or cause to be delivered to the Company:

                (i)  the Tranche 2 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 2 Closing;

               (ii)  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.2(b); and

              (iii)  such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 2 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party."

        8.     A new Section 1.6 shall be added to the Agreement and shall read as follows:

          "1.6    Tranche 3 Closing Deliveries.

            (a)    Company Deliveries.    At the Tranche 3 Closing, the Company shall deliver or cause to be delivered to Purchaser:

                (i)  a certificate or certificates representing the Tranche 3 Securities;

               (ii)  a receipt for the Tranche 3 Closing Payment;

              (iii)  a duly executed resignation effective as of the Tranche 3 Closing Date from the director on the Board, if applicable, pursuant to Section 6.13(b);

              (iv)  the documents, instruments and writings required to be delivered to Purchaser by the Company pursuant to Section 7.3(c); and

               (v)  such other previously undelivered documents reasonably requested by Purchaser to be delivered by the Company to Purchaser at or prior to the Tranche 3 Closing in connection with this Agreement or the other Transaction Documents to which the Company is a party.

            (b)    Purchaser Deliveries.    At the Tranche 3 Closing, Purchaser shall deliver or cause to be delivered to the Company:

                (i)  the Tranche 3 Closing Payment by wire transfer in immediately available funds in Dollars to an account specified by the Company in writing no less than three (3) Business Days prior to the Tranche 3 Closing;

               (ii)  the documents, instruments and writings required to be delivered to the Company by Purchaser pursuant to Section 7.3(b); and

              (iii)  such other previously undelivered documents reasonably requested by the Company to be delivered by Purchaser to the Company at or prior to the Tranche 3 Closing in connection with this Agreement or the other Transaction Documents to which Purchaser is a party."

        9.     The introductory paragraph to Article II of the Agreement is hereby amended by replacing the phrase "Closing Date" in the third (3rd) line of the paragraph with "Tranche 1 Closing Date."

        10.   Section 2.2 of the Agreement is hereby amended by (a) adding the phrase "As of March 31, 2015," at the beginning of the first (1st) line of the paragraph and (b) replacing the phrase "Closing Date" in the twenty-fourth (24th) line of the paragraph with "Tranche 1 Closing Date."

        11.   Section 4.1 of the Agreement is hereby amended by replacing the phrase "Closing Date" in the second (2nd) line of the paragraph with "Tranche 1 Closing Date."

        12.   The introductory paragraph of Section 5.1 of the Agreement is hereby amended by replacing the word "Closing" in the second (2nd) line of the paragraph with "Tranche 1 Closing."

        13.   Section 6.3 of the Agreement is hereby amended by replacing the word "Closing" in the third (3rd) line of the paragraph with "Tranche 1 Closing."

        14.   Section 6.5(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(b)    [Intentionally deleted]."

        15.   Section 6.6(a) of the Agreement is hereby amended by (a) replacing the phrase "the Closing" in the seventh (7th) line of the paragraph with "the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing" and (b) replacing the phrase "the Closing" in the tenth (10th) line of the paragraph with "the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing."

        16.   Section 6.10 of the Agreement is hereby amended by (a) replacing the phrase "Closing Date" in the fourth (4th) line of the paragraph with "Tranche 1 Closing Date" and (b) replacing the phrase "Section 6.9" in the tenth (10th) line of the paragraph with "Section 6.10."

        17.   Section 6.11 of the Agreement is hereby amended by replacing the phrase "the Closing" in the first (1st) line of the paragraph with "the Tranche 1 Closing, the Tranche 2 Closing or the Tranche 3 Closing."

        18.   Section 6.13 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "6.13    Board Representation.

            (a)   The Company shall provide, as of the Tranche 1 Closing, the resignation of the director designated by the Company in conjunction with the appointment of the Purchaser Nominee to be appointed at the Tranche 1 Closing, if necessary to reduce the Board to six (6) members. The Company agrees to use reasonable best efforts to cause the Board, at the Tranche 1 Closing, to be comprised of seven (7) individuals, of whom one (1) individual shall be nominated by Purchaser consistent with the terms of the Stockholder Agreement, subject to requirements of applicable Law and under the rules of the NYSE MKT.

            (b)   If necessary, the Company shall provide, as of the Tranche 3 Closing, the resignation of the director designated by the Company in conjunction with the appointment of the Purchaser Nominee to be appointed at the Tranche 3 Closing. The Company agrees to use reasonable best efforts to cause the Board, at the Tranche 3 Closing, to be comprised of eight (8) individuals, of whom one (1) individual, in addition to the individual nominated pursuant to Section 6.13(a), shall be nominated by Purchaser consistent with the terms of the Stockholder Agreement (the "Purchaser Nominees"), subject to requirements of applicable Law and under the rules of the NYSE MKT."

        19.   Section 7.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

          "7.1    Tranche 1 Closing.

            (a)    Conditions to the Obligations of Each Party.    The obligations of each Party to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

              (i)    No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

              (ii)    Stockholder Approval.    The Company shall have received the Stockholder Approval.

              (iii)    Required Approvals.    Purchaser shall have received the approvals set forth in Schedule 3.

            (b)    Conditions to the Obligations of the Company.    The obligations of the Company to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Representations and Warranties.    Each of the representations and warranties of Purchaser contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date), and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only remain true and correct in all material respects as of such date).

              (ii)    Agreements and Covenants.    Purchaser shall have performed in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

              (iii)    Tranche 1 Closing Deliveries.    Purchaser shall have made all of the deliveries contemplated by Section 1.4(b).

              (iv)    Officer's Certificate.    Purchaser shall have delivered to the Company a certificate, dated the Tranche 1 Closing Date, signed by an officer of Purchaser, certifying as to the satisfaction of the conditions specified in Sections 7.1(b)(i) and (ii).

            (c)    Conditions to the Obligations of Purchaser.    The obligations of Purchaser to effect the transactions relating to the Tranche 1 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Representations and Warranties.    Each of the representations and warranties of the Company contained in this Agreement that are qualified by materiality or Material Adverse Effect shall be true and correct as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date) and each of the representations and warranties which is not so qualified shall be true and correct in all material respects as of the Signing Date and as of the Tranche 1 Closing as though made on and as of the Tranche 1 Closing (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date); provided, however, that with respect to Sections 2.4(b) and 2.17, all references to the Toronto Stock Exchange shall not apply if the Company has delisted, or is in the process of delisting from, the Toronto Stock Exchange.

              (ii)    Agreements and Covenants.    Each of the Company and each of its Subsidiaries shall have performed, in all material respects, all obligations and complied with, in all material respects, its agreements and covenants to be performed or complied with by it under this Agreement on or prior to the Tranche 1 Closing.

              (iii)    Stockholder Approval.    Purchaser shall have received a true and complete copy of the resolutions of the stockholders of the Company adopting the Stockholder Approval, certified by the Secretary or an Assistant Secretary of the Company.

              (iv)    [Intentionally deleted].

              (v)    NYSE MKT Listing.    The Company shall have filed an application for the listing of the Offered Securities with the NYSE MKT and shall have received notification from NYSE MKT that the Offered Securities have been approved for listing, subject to official notice of issuance.

              (vi)    Tranche 1 Closing Deliveries.    The Company shall have made all of the deliveries contemplated by Section 1.4(a).

              (vii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Tranche 1 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(i), (ii) and (viii).

              (viii)    No Material Adverse Effect.    Since the date of this Agreement, there shall not have occurred any Material Adverse Effect, or any change, event, condition, state of facts or development that may, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

              (ix)    Resignation of Directors; Re-Constitution of the Board.    If necessary such that the Board of Directors shall constitute six (6) members immediately prior to the Tranche 1 Closing, the director of the Company identified by the Company to Purchaser shall have submitted his resignation in writing to the Company with copies to Purchaser. Such resignation shall be effective as of or before the Tranche 1 Closing. The Purchaser Nominee to be appointed at the Tranche 1 Closing shall have been appointed or elected as one (1) of the seven (7) members of the Board effective as of the Tranche 1 Closing Date."

        20.   A new Section 7.2 shall be added to the Agreement and shall read as follows:

          "7.2    Tranche 2 Closing.

            (a)    Conditions to the Obligations of Each Party.    The obligations of each Party to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

              (i)    No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

            (b)    Conditions to the Obligations of the Company.    The obligations of the Company to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Tranche 2 Closing Deliveries.    Purchaser shall have made all of the deliveries contemplated by Section 1.5(b).

            (c)    Conditions to the Obligations of Purchaser.    The obligations of Purchaser to effect the transactions relating to the Tranche 2 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Tranche 2 Closing Deliveries.    The Company shall have made all of the deliveries contemplated by Section 1.5(a).

              (ii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Tranche 2 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.2(c)(iii), (iv) and (v).

              (iii)    Price of Molybdenum.    The price of molybdenum oxide shall have been at least $8.00 per pound as published by Platt's Metals Week for thirty (30) consecutive days.

              (iv)    Water Permits.    The Nevada State Water Engineer shall have issued the water permits for the Mt. Hope Project.

              (v)    Stockholder Approval.    If required, the Company shall have received stockholder approval for the transactions contemplated by this Agreement, as amended."

        21.   A new Section 7.3 shall be added to the Agreement and shall read as follows:

          "7.3    Tranche 3 Closing.

            (a)    Conditions to the Obligations of Each Party.    The obligations of each Party to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following conditions:

              (i)    No Order.    No Governmental Authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) which is then in effect and has the effect of making the transactions contemplated by this Agreement or the other Transaction Documents illegal or otherwise restricting, preventing or prohibiting consummation of the transactions contemplated by this Agreement or the other Transaction Documents.

            (b)    Conditions to the Obligations of the Company.    The obligations of the Company to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Tranche 3 Closing Deliveries.    Purchaser shall have made all of the deliveries contemplated by Section 1.6(b).

            (c)    Conditions to the Obligations of Purchaser.    The obligations of Purchaser to effect the transactions relating to the Tranche 3 Closing contemplated by this Agreement shall be subject to the satisfaction or waiver of the following additional conditions:

              (i)    Tranche 3 Closing Deliveries.    The Company shall have made all of the deliveries contemplated by Section 1.6(a).

              (ii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Tranche 3 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Section 7.3(c)(iv), (v) and (vi).

              (iii)    Resignation of Directors; Re-Constitution of the Board.    If applicable, the director of the Company identified by the Company to Purchaser shall have submitted his resignation in writing to the Company with copies to Purchaser. Such resignation shall be effective as of the Tranche 3 Closing. The Purchaser Nominee to be appointed at the Tranche 3 Closing shall have been appointed or elected as one (1) of the eight (8) members of the Board effective as of the Tranche 3 Closing Date.

              (iv)    Price of Molybdenum.    The price of molybdenum oxide shall have been at least $12.00 per pound as published by Platt's Metals Week for thirty (30) consecutive days.

              (v)    Resolution of Litigation.    The pending litigation relating to the decision of the Nevada State Water Engineer to grant the water permits for the Mt. Hope Project shall have become final and nonappealable or dismissed with prejudice.

              (vi)    Stockholder Approval.    If required, the Company shall have received stockholder approval for the transactions contemplated by this Agreement, as amended."

        22.   The introductory paragraph to Section 8.1 of the Agreement is hereby amended by replacing the word "Closing" in the second (2nd) line of the paragraph with "Tranche 3 Closing."

        23.   Section 8.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(i)  the Tranche 1 Closing shall not have occurred on or before December 31, 2015, the Tranche 2 Closing shall not have occurred on or before the date which is two (2) years from the Tranche 1 Closing Date, or the Tranche 3 Closing shall not have occurred on or before the date which is three (3) years from the Tranche 1 Closing Date;"

        24.   The definition of "Closing" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Tranche 1 Closing," "Tranche 2 Closing" and "Tranche 3 Closing":    As defined in Section 1.3."

        25.   The definition of "Closing Date" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Tranche 1 Closing Date," "Tranche 2 Closing Date" and "Tranche 3 Closing Date":    As defined in Section 1.3."

        26.   The definition of "Closing Payment" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Closing Payments":    As defined in Section 1.1(b)."

        27.   The definition of "Company Break Fee" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Company Break Fee":    An amount equal to five percent (5%) of the aggregate Stock Purchase Prices for Tranche 1, Tranche 2 and Tranche 3, payable in cash.

        28.   The definition of "Permitted Liens" set forth in Schedule 1 to the Agreement is hereby amended by replacing the phrase "Closing Date" in the first (1st) line of the paragraph with "Tranche 1 Closing Date."

        29.   The definition of "Per Share Price" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Per Share Price":    (i) With respect to the Tranche 1 Shares, $0.30; (ii) with respect to the Tranche 2 Shares, $0.50; (iii)with respect to the Tranche 3 Shares, $0.6818; and (iv) with respect to the Offered Warrants, the VWAP of the shares of Common Stock for the ninety (90) days prior to the date of this Agreement."

        30.   The definition of "Stock Purchase Price" set forth in Schedule 1 to the Agreement is hereby deleted in its entirety and replaced with the following:

          ""Stock Purchase Price":    The product of (i) the Tranche 1 Shares, the Tranche 2 Securities or the Tranche 3 Securities, as applicable, multiplied by (ii) the Per Share Price."

        31.   The definition of "Availability" set forth in Schedule 2 to the Agreement is hereby deleted in its entirety and replaced with the following:

"Availability:	Loan Agreement to be signed no later than the date that is the two year anniversary of the Tranche 1 Closing Date, available for drawdown from that date until 30 months thereafter."

        32.   The Form of Stockholder Agreement attached as Exhibit B to the Agreement is hereby deleted in its entirety and replaced with the Form of Stockholder Agreement attached as Exhibit B to this Amendment.

        33.   The definition of "Date" set forth in Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the following:

"Date:	Tranche 1 Closing Date of the Investment and Securities Purchase Agreement (the "Purchase Agreement")."

        34.   The definition of "Term" set forth in Exhibit D to the Agreement is hereby deleted in its entirety and replaced with the following:

"Term:	Commences on Tranche 1 Closing Date and terminates on the earlier of (a) execution of Loan Agreement with one or more Prime Chinese Banks and (b) two years from the Tranche 1 Closing Date (the "Term")."

        35.   In reference to Section 2.1 of the Agreement, on February 6, 2015, the Company amended its bylaws to add a new Section 3.12 allowing the Board, by affirmative vote of a majority of the directors, to grant a leave of absence to a director for a specified period of time that shall not exceed six months. The amendment gives the Compensation Committee discretion to determine appropriate adjustments to compensation and stock awards with respect to any director granted a leave of absence.

        Except as specifically set forth in this Amendment, the Agreement shall remain in full force and effect.

        [Signature page follows]

        IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.
By:	/s/ BRUCE D. HANSEN
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.
By:	/s/ WENYIN WANG
	Name:	Wenyin Wang
Title:

[Signature Page to Amendment No. 1 to Investment and Securities Purchase Agreement]

AMENDMENT NO. 2
TO
INVESTMENT AND SECURITIES PURCHASE AGREEMENT

        THIS AMENDMENT NO. 2 TO INVESTMENT AND SECURITIES PURCHASE AGREEMENT, dated August 7, 2017 (this "Second Amendment"), is between General Moly, Inc., a Delaware corporation, (the "Company"), and Amer International Group Co., Ltd., a limited liability company organized under the laws of the People's Republic of China ("Purchaser"). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

        A.    The Company and Purchaser are parties to the Investment and Securities Purchase Agreement, dated April 17, 2015, as amended by Amendment No. 1 to Investment and Securities Purchase Agreement on November 2, 2015 (the "Agreement"); and

        B.    The parties desire to further amend the Agreement to, among other things, provide for the modification of specified conditions precedent to closing Tranche 2 and Tranche 3, and the definition of "Per Share Price" in the Agreement.

        Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

        1.     Recital A of the Agreement is hereby amended to read as follows:

          "A.   (1) 40,000,000 shares (the "Offered Shares") of the Company's common stock, par value $0.001 per share (the "Common Stock") at the Per Share Price;"

        2.     Recital B of the Agreement is hereby amended to read as follows:

          "B.  (2) the second tranche ("Tranche 2") will consist of $6,000,000 of Offered Shares at the Per Share Price (the "Tranche 2 Securities"); and (3) the third tranche ("Tranche 3") will consist of $10,000,000 of Offered Shares at the Per Share Price (the "Tranche 3 Securities")."

        3.     Section 1.1(c)(ii) of the Agreement is hereby amended to read as follows:

         "(ii)  On the Tranche 2 Closing Date, the Company shall deposit $500,000 from the Tranche 2 Closing Payment into the Expense Reimbursement Account. On the Tranche 3 Closing Date, the Company shall deposit $500,000 from the Tranche 3 Closing Payment into the Expense Reimbursement Account."

        4.     Section 1.3(b) of the Agreement is hereby amended to read as follows:

          "(b)    Tranche 2 Closing.    Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Securities (the "Tranche 2 Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on September 30, 2017, or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Tranche 2 Closing is referred to herein as the "Tranche 2 Closing Date."

        5.     Section 7.2(b) of the Agreement is amended by adding a new subsection (ii) as follows:

          "(ii)    Warrant Amendment.    The Company shall have received from Purchaser an executed Fourth Amendment to the Warrant Agreement, extending the expiration of the Warrant

  Agreement to the third anniversary of the issuance of the Record of Decision for the Mt. Hope Project."

        6.     Section 7.2(c)(ii) of the Agreement is amended as follows:

          "(ii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Tranche 2 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(iii) and (v) ."

        7.     Section 7.2(c)(iii) of the Agreement is amended as follows:

        "(iii)  [Intentionally deleted]."

        8.     Section 7.2(c)(iv) of the Agreement is amended as follows:

        "(iv)  [Intentionally deleted]."

        9.     Section 7.2(c)(v) of the Agreement is deleted in its entirety and replaced with the following:

          "(v)    Stockholder Approval.    If the Company deems that such is required in its reasonable discretion, the Company shall have received stockholder approval for the transactions contemplated by this Agreement, as amended."

        10.   Section 7.2(c) of the Agreement is amended by adding a new subsection (vi) as follows:

          "(vi)    Warrant Amendment.    Purchaser shall have received from the Company an executed Fourth Amendment to the Warrant Agreement, extending the expiration of the Warrant Agreement to the third anniversary of the issuance of the Record of Decision for the Mt. Hope Project."

        11.   Section 7.3(c)(ii) of the Agreement is amended as follows:

          "(ii)    Officer's Certificate.    The Company shall have delivered to Purchaser a certificate, dated the Tranche 3 Closing Date, signed by an officer of the Company, certifying as to the satisfaction of the conditions specified in Sections 7.1(c)(iv) and (vi) ."

        12.   Section 7.3(c)(iv) of the Agreement is amended as follows:

        "(iv)  [Intentionally deleted]."

        13.   Section 7.3(c)(v) of the Agreement is amended as follows:

         "(v)  [Intentionally deleted]."

        14.   Section 7.3(c) of the Agreement is amended with the addition of a new subsection (vii), as follows:

       "(vii)  the earlier of the date upon which 1) the Parties shall have closed a mutually agreed acquisition involving more than 10 million shares of the Company's common stock as consideration for the acquisition; or 2) the Nevada State Engineer shall have issued water permits for the Mt. Hope Project.

        15.   Section 8.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

          "(i)  the Tranche 1 Closing shall not have occurred on or before December 31, 2015, the Tranche 2 Closing shall not have occurred on or before September 30, 2017, or the Tranche 3 Closing shall not have occurred on or before the later of March 31, 2018 or 90 days after the occurrence of the earlier of the events described in 7.3(c)(vii);"

        16.   The definition of "Per Share Price" in the Agreement is amended to read as follows:

         "(ii)  with respect to the Tranche 2 Shares, the volume weighted average price of the Company's Common Stock for the 30-day period ending on the date of execution of this Second Amendment;

          (iii)  with respect to the Tranche 3 Shares, $0.50;"

        17.   The definition of "Availability" in the Agreement is amended to read as follows:

"Availability:	Loan Agreement to be signed no later than the date that is the five (5) year anniversary of the Tranche 1 Closing Date, available for drawdown from that date until 30 months thereafter."

        Except as specifically set forth in this Second Amendment, the Agreement shall remain in full force and effect.

        [Signature page follows]

        IN WITNESS WHEREOF, the parties have executed this Second Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.
By:	/s/ BRUCE D. HANSEN
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.
By:	/s/ WENYIN WANG
	Name:	Wenyin Wang
	Title:	Chairman

[Signature Page to Amendment No. 2 to Investment and Securities Purchase Agreement]

AMENDMENT NO. 3
TO
INVESTMENT AND SECURITIES PURCHASE AGREEMENT

        THIS AMENDMENT NO. 3 TO INVESTMENT AND SECURITIES PURCHASE AGREEMENT, dated September 30, 2017 (this "Third Amendment"), is between General Moly, Inc., a Delaware corporation, (the "Company"), and Amer International Group Co., Ltd., a limited liability company organized under the laws of the People's Republic of China ("Purchaser"). Capitalized terms used, but not defined herein, shall have the meanings assigned to them in the Agreement, as defined below.

RECITALS

          A.    The Company and Purchaser are parties to the Investment and Securities Purchase Agreement, dated April 17, 2015, as amended by Amendment No. 1 to Investment and Securities Purchase Agreement on November 2, 2015 and Amendment No. 2 to Investment and Securities Purchase Agreement on August 7, 2017 (the "Agreement"); and

          B.    The parties desire to further amend the Agreement to change the date of the Tranche 2 Closing.

        Accordingly, in consideration of the mutual covenants contained in this Amendment, the parties intending to be legally bound agree as follows.

AGREEMENT

          1.     Section 1.3(b) of the Agreement is hereby amended to read as follows:

            "(b)    Tranche 2 Closing.    Subject to the satisfaction or waiver of the conditions set forth in Section 7.2, the completion of the purchase and sale of the Tranche 2 Securities (the "Tranche 2 Closing") shall occur at 10:00 a.m. local time at the offices of Bryan Cave LLP, Denver, Colorado, on October 16, 2017, or at such other location, date and time as may be mutually agreed upon by the Company and Purchaser. The date of the Tranche 2 Closing is referred to herein as the "Tranche 2 Closing Date."

          2.     Section 8.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

            "(i)  the Tranche 1 Closing shall not have occurred on or before December 31, 2015, the Tranche 2 Closing shall not have occurred on or before October 16, 2017, or the Tranche 3 Closing shall not have occurred on or before the later of March 31, 2018 or 90 days after the occurrence of the earlier of the events described in 7.3(c)(vii);"

Except as specifically set forth in this Third Amendment, the Agreement shall remain in full force and effect.

[Signature page follows]

        IN WITNESS WHEREOF, the parties have executed this Third Amendment to be effective as of the date first above written.

GENERAL MOLY, INC.
By:	/s/ BRUCE D HANSEN
	Name:	Bruce D. Hansen
	Title:	Chief Executive Officer

AMER INTERNATIONAL GROUP CO., LTD.
By:	/s/ WENYIN WANG
	Name:	Wenyin Wang
	Title:	Chairman

[Signature Page to Amendment No. 3 to Investment and Securities Purchase Agreement]

REVOCABLE PROXY
GENERAL MOLY, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        This proxy revokes all prior proxies with respect to the Special Meeting. Receipt of the Notice of Special Meeting and the Proxy Statement relating to the Special Meeting is hereby acknowledged.

        The undersigned hereby appoints R. Scott Roswell and Michael K. Branstetter (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote all of the shares of Common Stock of General Moly, Inc. (the "Company") that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on December 15, 2017, and any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on this proxy and in the Proxies' discretion on such other matters as may properly come before the meeting or any adjournment thereof. Each of the proposed items below are described in the Proxy Statement that accompanies this revocable proxy, and the descriptions herein are qualified in their entirety by the information set forth in the Proxy Statement.

Proposals	The Board of Directors recommends a vote FOR each of Proposals 1 and 2.

1.	Approval of the issuance of shares of our common stock in connection with a transaction in which the total shares issued represent more than 20% of our outstanding common stock, and may be issued at a discount to the greater of book or market value of our common stock.	FOR ☐	AGAINST ☐	ABSTAIN ☐
2.	Approval of the ratification of equity awards granted since December 12, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐
3.	In their discretion, upon such other matters as may properly come before the meeting.

        This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If this proxy is properly executed and returned, but no direction is made, this proxy will be voted by the Proxies FOR each of Proposals 1 and 2.

        Please sign exactly as name appears below.    When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Please be sure to sign and date this proxy in the spaces below:

Stockholder sign above	Date: , 2017
Co-holder (if any) sign above	Date: , 2017

Detach above card, sign, date and mail in postage paid envelope provided.
GENERAL MOLY, INC.
1726 Cole Blvd., Ste 115.
Lakewood, Colorado 80401

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
USING THE ENCLOSED ENVELOPE

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.